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                                          1999 Annual Report to Our Shareholders
                                                              CONSECO FUND GROUP

Welcome
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Formed in 1996, Conseco Fund Group (CFG) is headquartered on the corporate campus of Conseco, Inc. in Carmel, Ind., just a few miles north of Indianapolis.

We currently offer six actively managed mutual funds featuring investment objectives ranging from aggressive growth to more conservative income funds. Each fund offers four share classes to help you precisely tailor your mutual fund portfolio.

Driven by rigorous investigation and bottom-up analysis, our funds embrace a total-return investment philosophy designed to help financial professionals and individual investors pursue growth and retain principal without undue risk.

Conseco Capital Management, Inc. (CCM) was formed in 1981, and serves as our investment adviser, managing shareholder investments in CFG's fund portfolios. With only a minimal initial fund investment of $250, our investors receive the same top-notch asset management expertise and experience enjoyed by a long list of institutional clients, including public and corporate pension plans, insurance companies, college endowments, foundations, Taft-Hartley funds, hospitals, religious organizations and wealthy individuals. Today, CCM has more than $42 billion in taxable and tax-exempt assets under management.

CCM is a wholly owned subsidiary of, and the principal investment adviser for, Conseco, Inc., which provides wealth management solutions to nearly 12.5 million customers.

Conseco's success was recently confirmed when FORTUNE listed the company as one of America's Most Admired Companies, the definitive report card on corporate reputations. The winners were chosen from the 1,000 largest U.S. companies (ranked by revenues) and the 25 largest U.S. subsidiaries of foreign-owned companies. Conseco became a publicly owned company in 1985 and is traded on the New York Stock Exchange (symbol: CNC).

Investment in our funds can be arranged through your registered broker/dealer or registered investment advisor. For more information on how we can help you meet your financial objectives, please ask your financial consultant, or call us toll-free at 800-986-3384.

You also can visit us on the Internet at www.consecofunds.com.

                                                              CONSECO FUND GROUP
Table of Contents                                             1999 Annual Report
--------------------------------------------------------------------------------

A Message from the President ............................................     ii
Statements of Assets and Liabilities ....................................      2
Statements of Operations ................................................      4
Statements of Changes in Net Assets .....................................      6
Conseco Fixed Income Fund
   Portfolio Manager's Review............................................     10
   Schedule of Investments...............................................     12
Conseco High Yield Fund
   Portfolio Manager's Review............................................     18
   Schedule of Investments...............................................     20
Conseco Convertible Securities Fund
   Portfolio Manager's Review............................................     24
   Schedule of Investments...............................................     26
Conseco Balanced Fund
   Portfolio Managers' Review............................................     30
   Schedule of Investments ..............................................     32
Conseco Equity Fund
   Portfolio Manager's Review............................................     38
   Schedule of Investments...............................................     40
Conseco 20 Fund
   Portfolio Manager's Review............................................     44
   Schedule of Investments...............................................     46
Notes to Financial Statements ...........................................     48
Financial Highlights ....................................................     52
Portfolio Managers ......................................................     61
Report of the Independent Accountants....................................     62

    This report is for the information of Conseco Fund Group shareholders.
  It is authorized for distribution to other persons only when preceded, or accompanied by, a current prospectus that contains more complete information, including charges and expenses.

A Message from the President
--------------------------------------------------------------------------------

Dear Fellow Shareholder:

   Midway through the year, I reported to you that the funds were:
       * Meeting their investment objectives
       * Performing above their benchmarks
       * Competing within the top third, or better, in their asset categories(1)
       * Attracting strong inflows of new assets

   I'm exceptionally pleased to report that we picked up the mid-year performance pace, closing out the year with a strong finishing kick.

   We also swept through the Y2K scenario without issue. Common sense and cool heads prevailed in the marketplace and our extensive preparations paid off, enabling us to deliver and settle all transactions according to plan.

Highlights abound.

   A great many highlights occurred this year. I'd like to focus you on some of the brightest.

   The fund family celebrated an important performance evaluation milestone: the third anniversaries of the Conseco Equity, Conseco Balanced and Conseco Fixed Income Funds. This event heralded the funds' initial eligibility to earn a coveted Morningstar performance ranking. Coming out of the three-year chute, the Conseco Equity and Conseco Balanced Funds garnered four stars and the Conseco Fixed Income Fund earned three stars.(2)

   Also, the Wall Street Journal, in conjunction with Lipper Analytical Services, conferred "A" performance rankings upon the Conseco Fixed Income Fund, Conseco High Yield Fund, Conseco Balanced and Conseco Equity Funds. The
Conseco 20 Fund earned a "B" rating.(3)

   In addition, the fund family enjoyed increasing news coverage in U.S. News & World Report, Bloomberg News, Smart Investing, Mutual Funds, High Yield Report and Institutional Investor.

   This coverage, coupled with performance and a growing faith in the fundamental value of our proprietary, disciplined and rigorous investment style, helped attract more than 9,000 new investors, increasing our total shareholder base to more than 17,500.

   All totaled, existing and new shareholders entrusted us with $555.9 million in gross new assets during 1999. Coupled with existing assets, appreciation and redemptions, the fund family completed the year with slightly more than $679 million under management. That's a 137.0% increase in total net assets under management since year-end 1998.

Performance.

   On the equity side, our focused, all-cap, concentrated aggressive growth offering -- the Conseco 20 Fund -- was an excellent fund to invest in this year because the quality of sector leadership became so narrowly defined. Exercising its market-cap flexibility within high-demand sectors, the fund generated a superb Class A share one-year, total return of 60.60%. The S&P 500 Index had a one-year total return of 21.04%, and the S&P 400 Midcap Index had a one-year total return of 14.72%.(4)

   The Conseco Equity Fund sent a clear signal about the power of research and asset allocation. Our diversified mid-cap growth offering began a steady climb in April as investors cashed in their large-cap holdings to seek equally strong -- or stronger -- earnings from more reasonably priced mid-size companies. Well positioned to capitalize on this investor flight, the fund produced a 47.23% Class A share one-year total return, outperforming the S&P 500 and S&P 400 Midcap.(4)

   As an asset class, fixed income languished in this "best of times, worst of times" market environment as investors fretted over interest rates, rushed to equities and pushed down bond prices.

   The Conseco Fixed Income Fund fought its way through this tough environment with carefully considered credit selections. It also delivered a competitive income and performed in the top 25% of its category.(1) Fundamentally strong, this fund has solid long-term, total-return potential for our investors.

   Interestingly, in the midst of this bear bond market, the Conseco High Yield Fund chugged along, generating solid income and total return performance compared to its peers.(1) Class A shares reaped a 2.76% return for the one-year period -- outpacing the Merrill Lynch High Yield Index, which had a one-year return of 1.57%.(4)

   Thanks to a skillful blend of mid-cap equity and high-yielding bond holdings, the Conseco Balanced Fund enhanced income and produced a Class A share one-year total return of 22.00%. The fund outperformed its benchmarks -- the S&P 400 Midcap and the Lehman Brothers Aggregate Bond Index.

   Another head-turning performer and growing investor favorite was our hybrid offering -- the Conseco Convertible Securities Fund. This risk-managed fund showcases our quantitative and qualitative strengths, as well as our ability to decrease risk exposure and add value to your asset allocation plan. Class A shares enjoyed a return of 32.07%.(4)

   Later in this report, each portfolio manager provides you with a more in-depth snapshot of his fund's structure and performance.

"Investor first" services.

   Operationally, 1999 was a year of constant investor services upgrades. We implemented an "investor first" program designed to enhance the responsiveness, quality and cost effectiveness of our fund reporting, accounting and administrative services.

                                                              CONSECO FUND GROUP
                                                              1999 Annual Report
--------------------------------------------------------------------------------

   These service upgrades became effective and available to you on a 24-hour basis, beginning Aug. 9, when we successfully converted to our new service provider, Firstar Mutual Fund Services, LLC.

Risk-averse asset allocation.

   What's ahead? Evaluation, evaluation, evaluation.

   Low, relatively flat inflation will continue. Even though 100 basis points of tightening is already embedded in the bond market, you should expect more incremental rate hikes by the Fed. To move forward, the bond market needs a strong, clarifying statement from the Fed that will encourage investment in this fundamental asset class.

   Measured sentiment between equities and bonds has never been wider. Consequently, plenty of asset allocation choices are on the horizon. Look behind the dot-coms, techs and telecoms; you'll see a bear market. Within this scenario reside a wide assortment of opportunities -- only once or twice in the market's history have there been better times to invest.

   These trends -- especially Internet expansion -- strongly suggest an increasingly greater role for financial advice and a wholesale return to actively managed, bottom-up investment. Consequently, I submit to you that research, astute analysis, informed risk assessment and asset allocation will play increasingly critical roles in the success of your investment portfolio.

   In an environment such as this, our funds are managed to excel in the middle of the risk curve and are designed to help you more confidently plan for your financial future. Moreover, our intense integration of rigorous research, analysis, trading and portfolio management is relatively unusual in the mutual fund industry. The 30-plus analysts that carefully monitor the Conseco Fund Group funds help us to create portfolios that are unmatched in the risk/reward spectrum.

   During 2000, you will encounter a wide array of investment opportunities and asset allocation challenges. Our versatile funds are designed to play a core role within your portfolio -- with well-positioned names exhibiting the potential to deliver solid returns.

   As you and your investment professional strive to improve your financial foundation and achieve your investment objectives during 2000, we hope you'll continue to keep us in your portfolio.

Sincerely,

Maxwell E. Bublitz, CFA
President
Conseco Fund Group
Director, President & CEO
Conseco Capital Management, Inc.
Senior Vice President of Investments
Conseco, Inc.

--------------------------------------------------------------------------------
(1) For the period ending 12/31/99 according to Lipper Analytical Services, Inc. The Conseco Fixed Income Fund placed 28 out of 132 funds in the Corporate Debt Funds BBB-rated category. The Conseco High Yield Fund placed 40 out of 339 funds in the High Current Yield category. The Conseco Convertible Securities Fund placed 18 out of 59 funds in the Convertible Securities Funds category. The Conseco Balanced Fund placed 11 out of 223 funds in the Flexible Portfolio category. The Conseco Equity Fund placed 24 out of 144 funds in the Mid-Cap Core category. The Conseco 20 Fund placed 78 out of 342 funds in the Multi-Cap Growth category. Lipper Analytical Services is an independent organization that compiles performance data on investment companies.

(2) Morningstar proprietary ratings reflect historical risk-adjusted performance. The ratings are subject to change every month. Morningstar ratings are calculated from a fund's 3-, 5- and 10-year average annual returns in excess of 90-day T-bill returns with appropriate fee adjustments and a risk factor that reflects fund performance below 90-day T-bill returns. The top 10% of the funds in a broad asset class receive 5 stars; the next 22.5% receive 4 stars; the next 35% receive 3 stars; the next 22.5% receive 2 stars and the bottom 10% receive 1 star.

(3) Report date: Jan. 10, 2000. Survey source: Lipper Analytical Services. For Class A and Y shares of the Conseco Fixed Income (Corporate Debt BBB-Rated fund class), Conseco Convertible Securities (Convertible Securities fund class), and Conseco Equity (Mid-Cap Core fund class) Funds. For Class A, B and Y shares of the Conseco High Yield Fund (High Current Yield fund class). For Class A shares of the Conseco Balanced Fund (Flexible
    Portfolio fund class). For Class A, B, C and Y shares of the Conseco 20
    Fund (Multi-Cap Growth fund class). The "A" rating identifies portfolios in the top 20% of their respective fund classes. The "B" rating identifies portfolios in the top 40% of their respective fund classes. Past performance does not guarantee future results. Results include dividends, but not transaction costs or tax considerations. Individual investor results will vary and achieving similar performance figures is unlikely. The Wall Street Journal does not sponsor, endorse or approve Conseco Fund Group's investment programs.

(4) Total return is provided in accordance with SEC guidelines for comparative purposes and reflects certain contractual fee waivers and/or expense reimbursements through April 30, 2000. If the waivers were not in place, the fund's return would have been lower. Total return is shown with the applicable sales load or contingent-deferred sales charge. The S&P 500
    Index is an unmanaged index generally representative of the U.S. stock market. The S&P 400 Index is an unmanaged index generally representative of the mid-cap stock arena. The Lehman Brothers Aggregate Bond Index is an unmanaged index generally considered to be generally representative of the bond market in general. The Merrill Lynch High-Yield Index is an unmanaged index representative of the high-yield market in general.

Statements of Assets and Liabilities
--------------------------------------------------------------------------------
December 31, 1999

                                                                                    Conseco
                                                          Conseco      Conseco    Convertible  Conseco     Conseco      Conseco
                                                       Fixed Income  High Yield   Securities  Balanced     Equity         20
                                                           Fund         Fund         Fund       Fund        Fund         Fund
                                                       ------------ ------------ ----------- ----------- ------------ ------------
ASSETS:
Investments in securities at cost..................    $66,214,882  $124,252,536 $53,828,595 $39,074,239 $108,442,117 $168,517,110
----------------------------------------------------------------------------------------------------------------------------------

Investments in securities at value.................    $63,932,965  $123,371,504 $70,047,719 $44,809,334 $140,102,458 $210,574,282
Interest and dividends receivable..................      1,160,665     2,657,510     245,218     291,894       28,126       15,395
Receivable for securities sold.....................             --            --          --   1,027,330    6,158,914      919,731
Receivable for shares sold.........................      1,148,899     1,212,678     782,805     438,242    3,186,955   10,450,981
Receivable from Conseco, Inc. and subsidiaries.....         24,103            --          --          --           --           --
Cash...............................................             --     5,682,182     218,320          --          214    4,812,594
Organization costs.................................         37,800        59,066          --      37,800       37,800       59,066
Prepaid assets.....................................          1,455        29,597       6,561      56,224       43,647       58,084
Other assets.......................................             --        54,819         134      21,631        8,492       27,580
----------------------------------------------------------------------------------------------------------------------------------
   Total assets....................................     66,305,887   133,067,356  71,300,757  46,682,455  149,566,606  226,917,713
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LIABILITIES AND NET ASSETS:
Payable to Conseco, Inc. and subsidiaries..........             --       202,657     111,317      71,959      151,683      144,227
Accrued expenses...................................        164,408        95,428      54,052      34,964      233,633      410,805
Distributions payable..............................            144         4,018       2,225         829       50,065       80,731
Payable to custodian...............................        481,606            --          --      24,048           --           --
Payable for shares redeemed........................         49,757       177,734      52,540       7,838    1,075,531      266,091
Payable for securities purchased...................             --            --          --     306,965    2,106,003    8,421,103
----------------------------------------------------------------------------------------------------------------------------------
   Total liabilities...............................        695,915       479,837     220,134     446,603    3,616,915    9,322,957
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   Net assets......................................    $65,609,972  $132,587,519 $71,080,623 $46,235,852 $145,949,691 $217,594,756
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Net assets consist of:
Paid-in capital....................................    $69,581,484  $136,333,085 $54,760,494 $38,657,753 $102,449,332 $158,687,492
Accumulated undistributed net investment income
   (loss)..........................................             --            --          --          --           --           --
Accumulated undistributed net realized
   gains (losses) on investments...................     (1,689,595)   (2,864,534)    101,005   1,843,004   11,840,018   16,850,092
Net unrealized appreciation (depreciation) on
   investments.....................................     (2,281,917)     (881,032) 16,219,124   5,735,095   31,660,341   42,057,172
----------------------------------------------------------------------------------------------------------------------------------
   Net assets......................................    $65,609,972  $132,587,519 $71,080,623 $46,235,852 $145,949,691 $217,594,756
----------------------------------------------------------------------------------------------------------------------------------


   The accompanying notes are an integral part of these financial statements.

                                                              CONSECO FUND GROUP
                                                              1999 Annual Report

--------------------------------------------------------------------------------
December 31, 1999

                                                                                   Conseco
                                                          Conseco      Conseco   Convertible   Conseco      Conseco        Conseco
                                                       Fixed Income  High Yield  Securities   Balanced       Equity          20
                                                           Fund         Fund        Fund        Fund          Fund          Fund
                                                        ----------- ------------ ----------- -----------   -----------  ------------
Net asset value, redemption price and offering price
   per share:
Class A Shares:
Shares outstanding (unlimited shares authorized)...       3,194,335    4,259,549   1,535,384   2,364,156      1,811,935    2,585,082
Net assets.........................................     $30,681,059  $42,591,382 $22,927,306 $31,932,247   $ 29,479,968  $53,463,037
Net asset value and redemption price per share.....           $9.60       $10.00      $14.93      $13.51         $16.27       $20.68
Maximum sales charge per share (5.75 percent of
   public offering price; 5.00 percent of public
   offering price for the Conseco Fixed Income
   Fund)...........................................            0.51         0.61        0.91        0.82           0.99         1.26
Maximum offering price per share...................          $10.11       $10.61      $15.84      $14.33         $17.26       $21.94
------------------------------------------------------------------------------------------------------------------------------------
Class B Shares:
Shares outstanding (unlimited shares authorized)...         545,608    4,758,933     920,235     213,277        216,319    3,491,492
Net assets.........................................      $5,230,309  $47,433,301 $13,689,655 $ 2,854,301   $  3,489,366  $71,232,859
Net asset value and offering price per share
   (Note 1)........................................           $9.59        $9.97      $14.88      $13.38         $16.13       $20.40
------------------------------------------------------------------------------------------------------------------------------------
Class C Shares:
Shares outstanding (unlimited shares authorized)...         275,762    1,863,892     275,367     168,160        184,437    1,813,089
Net assets.........................................      $2,654,524  $18,541,497  $4,106,682 $ 2,263,580   $  2,972,430  $37,092,941
Net asset value and offering price per share (Note 1)         $9.63        $9.95      $14.91      $13.46         $16.12       $20.46
------------------------------------------------------------------------------------------------------------------------------------
Class Y Shares:
Shares outstanding (unlimited shares authorized)...       2,804,575    2,394,651   2,032,022     676,034      6,678,394    2,723,386
Net assets.........................................     $27,044,080  $24,021,339 $30,356,980 $ 9,185,724   $110,007,927  $55,805,919
Net asset value, redemption price and offering
   price per share.................................           $9.64       $10.03      $14.94      $13.59         $16.47       $20.49


   The accompanying notes are an integral part of these financial statements.

Statements of Operations
--------------------------------------------------------------------------------
Year Ended December 31, 1999

                                                                                   Conseco
                                                          Conseco      Conseco   Convertible   Conseco     Conseco        Conseco
                                                       Fixed Income  High Yield  Securities   Balanced      Equity          20
                                                           Fund         Fund        Fund        Fund         Fund          Fund
                                                        ----------- ------------ ----------- -----------  -----------  ------------
INVESTMENT INCOME:
Interest...........................................     $ 4,524,985  $10,418,718 $ 1,014,332 $ 1,126,565  $   257,703   $   328,904
Dividends..........................................         120,385       65,035     471,932     148,271      416,741       243,406
------------------------------------------------------------------------------------------------------------------------------------
   Total investment income.........................       4,645,370   10,483,753   1,486,264   1,274,836      674,444       572,310
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EXPENSES:
Investment advisory fees...........................         301,525      709,581     345,093     264,478      704,523       607,285
Distribution and service fees......................         291,115      661,209     209,748     172,965      181,361       569,932
Administration fee.................................         133,934      202,699      81,105      75,566      201,251       173,510
Transfer agent fee.................................          83,626       94,389      77,216      85,450       97,897       110,736
Registration and filing fees.......................          56,039       74,629      52,509      48,166       48,606        64,004
Custody fees.......................................          24,810       20,532       8,026      35,164       39,067        21,285
Audit fees.........................................          15,970       24,684      10,372       8,587       23,222        21,783
Amortization of organization costs.................          19,029       21,960          --      19,029       19,029        21,960
Legal fees.........................................           7,681        9,951       3,813       4,235       10,645         6,514
Reports - printing.................................           6,368       10,096       3,864       3,470        9,363         7,627
Director fees and expenses.........................           8,183        9,697       6,053       6,309        9,408         7,595
Insurance..........................................             983        1,519         592       1,163        1,389         1,204
Other..............................................           1,447          816         612       1,130        2,241         1,074
------------------------------------------------------------------------------------------------------------------------------------
   Total expenses..................................         950,710    1,841,762     799,003     725,712    1,348,002     1,614,509
------------------------------------------------------------------------------------------------------------------------------------
Less expense reductions - fees waived and/or charged to
   subsidiaries of Conseco, Inc. (Note 3)..........        (257,489)    (265,495)   (163,455)   (174,411)    (159,608)      (19,896)
------------------------------------------------------------------------------------------------------------------------------------
   Net expenses....................................         693,221    1,576,267     635,548     551,301    1,188,394     1,594,613
------------------------------------------------------------------------------------------------------------------------------------
   Net investment income (loss)....................       3,952,149    8,907,486     850,716     723,535     (513,950)   (1,022,303)
------------------------------------------------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAINS (LOSSES)
ON INVESTMENTS:
Net realized gains (losses) on sales of investments      (1,545,396)  (1,875,854)    709,998   6,886,972   37,999,342    30,983,607
Net change in unrealized appreciation or depreciation
   on investments..................................      (2,546,409)      45,213  13,674,727   3,085,847   15,927,962    34,276,573
------------------------------------------------------------------------------------------------------------------------------------
   Net realized and unrealized gains (losses)
      on investments...............................      (4,091,805)  (1,830,641) 14,384,725   9,972,819   53,927,304    65,260,180
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from operations   $  (139,656) $ 7,076,845 $15,235,441 $10,696,354  $53,413,354   $64,237,877
------------------------------------------------------------------------------------------------------------------------------------


   The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets
--------------------------------------------------------------------------------


                                                        Conseco                   Conseco                      Conseco
                                                   Fixed Income Fund          High Yield Fund         Convertible Securities Fund
                                               -------------------------- -------------------------   ---------------------------
                                                                                                                   September 28(a)
                                                                                                       Year Ended      through
                                                  Year Ended December 31,  Year Ended December 31,    December 31,   December 31,
                                                   1999         1998         1999          1998          1999           1998
                                               ------------  ------------ ------------  -----------   -----------  --------------
Operations:
Net investment income........................  $  3,952,149  $  1,855,455 $  8,907,486  $ 1,594,127   $   850,716   $   248,342
Net realized gains (losses) on sales of
   investments...............................    (1,545,396)      457,334   (1,875,854)    (988,680)      709,998        66,433
Net change in unrealized appreciation or
   depreciation on investments...............    (2,546,409)      (31,519)      45,213     (926,245)   13,674,727     2,544,397
-------------------------------------------------------------------------------------------------------------------------------
      Net increase (decrease) in net assets
         from operations.....................      (139,656)    2,281,270    7,076,845     (320,798)   15,235,441     2,859,172
-------------------------------------------------------------------------------------------------------------------------------
Dividends to shareholders from net investment
   income:
Class A shares...............................    (1,960,510)     (984,919)  (4,202,545)  (1,211,452)     (717,148)     (246,886)
Class B shares...............................      (231,198)      (37,011)  (2,690,656)    (268,669)      (52,733)          (10)
Class C shares...............................      (121,935)       (7,683)    (951,375)     (76,775)      (15,161)          (10)
Class Y shares...............................    (1,625,267)     (797,817)  (1,076,564)     (25,855)      (66,901)          (12)
-------------------------------------------------------------------------------------------------------------------------------
   Total dividends to shareholders from net
      investment income......................    (3,938,910)   (1,827,430)  (8,921,140)  (1,582,751)     (851,943)     (246,918)
-------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders of net capital
   gains:
Class A shares...............................       (94,314)     (295,438)          --           --      (258,716)       (1,524)
Class B shares...............................       (11,058)      (25,160)          --           --      (120,598)           --
Class C shares...............................        (6,488)       (5,012)          --           --       (34,914)           --
Class Y shares...............................       (71,443)     (181,165)          --           --      (259,871)           --
-------------------------------------------------------------------------------------------------------------------------------
   Total distributions to shareholders of net
      capital gains..........................      (183,303)     (506,775)          --           --      (674,099)       (1,524)
-------------------------------------------------------------------------------------------------------------------------------
Capital share transactions:
Net proceeds from sales of shares............    60,359,426    44,590,036  158,370,742   48,519,084    57,943,854    25,003,691
Net asset value of shares issued from
   reinvestment of dividends and distributions    1,693,516       819,112      998,499      174,888       321,652            33
Cost of shares redeemed......................   (40,426,510)  (19,140,030) (69,329,562)  (2,398,388)  (28,508,736)           --
-------------------------------------------------------------------------------------------------------------------------------
   Net increase in net assets from capital
      share transactions.....................    21,626,432    26,269,118   90,039,679   46,295,584    29,756,770    25,003,724
-------------------------------------------------------------------------------------------------------------------------------
   Total increase in net assets..............    17,364,563    26,216,183   88,195,384   44,392,035    43,466,169    27,614,454
-------------------------------------------------------------------------------------------------------------------------------
Net assets, beginning of period..............    48,245,409    22,029,226   44,392,135          100    27,614,454            --
-------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period....................   $65,609,972   $48,245,409 $132,587,519  $44,392,135   $71,080,623   $27,614,454
-------------------------------------------------------------------------------------------------------------------------------
Including undistributed net investment income
   of:.......................................   $        --   $    39,008 $         --  $    11,376   $        --   $     1,424

(a) Commencement of operations.

   The accompanying notes are an integral part of these financial statements.

                                                              CONSECO FUND GROUP
                                                              1999 Annual Report
--------------------------------------------------------------------------------

                                                      Conseco                    Conseco                      Conseco
                                                Fixed Income Fund           High Yield Fund         Convertible Securities Fund
                                            --------------------------  -------------------------  ----------------------------
                                                                                                                 September 28(a)
                                                                                                   Year Ended      through
                                              Year Ended December 31,   Year Ended December 31,    December 31,   December 31,
                                                1999         1998          1999          1998          1999           1998
                                            ------------  ------------  ------------  -----------  ------------  --------------
SHARE DATA:
Class A shares:
Sold........................................   3,002,369     3,207,908     6,221,921    2,949,647       986,869      2,511,147
Issued in reinvestment of dividends
   and distributions........................       2,154         2,354        16,109       11,701           498             --
Redeemed....................................  (2,815,791)     (219,807)   (4,799,560)    (140,279)   (1,963,130)            --
------------------------------------------------------------------------------------------------------------------------------
   Net increase (decrease)..................     188,732     2,990,455     1,438,470    2,821,069      (975,763)     2,511,147
------------------------------------------------------------------------------------------------------------------------------
Class B shares:
Sold........................................     359,137       258,916     3,951,066    1,165,361       932,283            115
Issued in reinvestment of dividends
   and distributions........................       1,243           770        15,200        3,746         1,651              1
Redeemed....................................     (71,662)       (2,796)     (338,125)     (38,315)      (13,815)            --
------------------------------------------------------------------------------------------------------------------------------
   Net increase.............................     288,718       256,890     3,628,141    1,130,792       920,119            116
------------------------------------------------------------------------------------------------------------------------------
Class C shares:
Sold........................................     307,198        69,325     1,908,621      370,869       281,486            115
Issued in reinvestment of dividends
   and distributions........................         775           202         9,577        1,497           606              1
Redeemed....................................     (84,911)      (16,827)     (424,668)      (2,004)      (6,841)             --
------------------------------------------------------------------------------------------------------------------------------
   Net increase.............................     223,062        52,700     1,493,530      370,362       275,251            116
------------------------------------------------------------------------------------------------------------------------------
Class Y shares:
Sold........................................   2,436,511       801,557     3,545,296      180,732     2,024,253            115
Issued in reinvestment of dividends
   and distributions........................      78,083        76,368        18,471           91        18,704              1
Redeemed....................................  (1,115,550)   (1,626,721)   (1,292,582)     (57,357)      (11,051)            --
------------------------------------------------------------------------------------------------------------------------------
   Net increase (decrease)..................   1,399,044      (748,796)    2,271,185      123,466     2,031,906            116
------------------------------------------------------------------------------------------------------------------------------

(a) Commencement of operations.

   The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                      Conseco                    Conseco                      Conseco
                                                   Balanced Fund               Equity Fund                    20 Fund
                                            --------------------------  -------------------------  -------------------------
                                              Year Ended December 31,   Year Ended December 31,      Year Ended December 31,
                                                1999         1998          1999          1998          1999          1998
                                            ------------  ------------  ------------  -----------  -----------   -----------
Operations:
Net investment income (loss)................    $723,535      $627,608     $(513,950)    $231,856   $(1,022,303)    $(73,852)
Net realized gains (losses) on sales
  of investments............................   6,886,972      (744,651)   37,999,342     (204,222)   30,983,607   (1,508,345)
Net change in unrealized appreciation
  or depreciation on investments............   3,085,847     2,078,143    15,927,962   10,904,206    34,276,573    7,780,599
----------------------------------------------------------------------------------------------------------------------------
   Net increase (decrease) in net assets
     from operations........................  10,696,354     1,961,100    53,413,354   10,931,840    64,237,877    6,198,402
----------------------------------------------------------------------------------------------------------------------------
Dividends to shareholders from net
  investment income:
Class A shares..............................    (510,331)     (451,549)           --      (17,399)           --           --
Class B shares..............................     (87,593)      (12,843)           --         (518)           --           --
Class C shares..............................     (25,562)      (15,657)           --         (138)           --           --
Class Y shares..............................    (100,814)     (155,142)           --     (215,587)           --           --
----------------------------------------------------------------------------------------------------------------------------
   Total dividends to shareholders from net
     investment income......................    (724,300)     (635,191)           --     (233,642)           --          --
----------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders of net
  capital gains:
Class A shares..............................  (3,025,465)      (12,693)   (5,527,099)    (139,921)   (2,781,016)          --
Class B Shares..............................    (266,632)         (892)     (602,715)      (5,654)   (3,782,583)          --
Class C shares..............................    (205,809)       (3,007)     (513,936)      (1,943)   (1,921,015)          --
Class Y shares..............................    (823,600)     (134,519)  (19,135,544)  (1,619,165)   (3,127,718)          --
----------------------------------------------------------------------------------------------------------------------------
   Total distributions to shareholders of
     net capital gains......................  (4,321,506)     (151,111)  (25,779,294)  (1,766,683)  (11,612,332)          --
----------------------------------------------------------------------------------------------------------------------------
Capital share transactions:
Net proceeds from sales of shares...........   8,327,184    33,119,398    71,111,944   39,144,673   199,779,377   39,115,808
Net asset value of shares issued from
   reinvestment of dividends and
   distributions............................   3,110,149       374,761    23,540,151    1,456,528     3,961,545           --
Cost of shares redeemed.....................  (3,551,802)  (15,081,839)  (65,606,063) (25,473,746)  (83,040,841)  (1,045,180)
----------------------------------------------------------------------------------------------------------------------------
   Net increase in net assets from
     capital share transaction..............   7,885,531    18,412,320    29,046,032   15,127,455   120,700,081   38,070,628
----------------------------------------------------------------------------------------------------------------------------
   Total increase in net assets.............  13,536,079    19,587,118    56,680,092   24,058,970   173,325,626   44,269,030
----------------------------------------------------------------------------------------------------------------------------
Net assets, beginning of period.............  32,699,773    13,112,655    89,269,599   65,210,629    44,269,130          100
----------------------------------------------------------------------------------------------------------------------------
Net assets, end of period................... $46,235,852   $32,699,773  $145,949,691  $89,269,599  $217,594,756  $44,269,130
----------------------------------------------------------------------------------------------------------------------------
Including undistributed net investment
  income of:................................ $        --  $         --  $         --  $     3,044  $         --  $        --

(a) Commencement of operations.

   The accompanying notes are an integral part of these financial statements.

                                                              CONSECO FUND GROUP
                                                              1999 Annual Report
--------------------------------------------------------------------------------

                                                      Conseco                    Conseco                      Conseco
                                                   Balanced Fund               Equity Fund                    20 Fund
                                            --------------------------  -------------------------  -------------------------
                                              Year Ended December 31,   Year Ended December 31,      Year Ended December 31,
                                                1999         1998          1999          1998          1999          1998
                                            ------------  ------------  ------------  -----------  -----------   -----------
SHARE DATA:
Class A shares:
Sold........................................      99,536     2,162,683     2,640,042    1,805,294     4,232,232    2,669,274
Issued in reinvestment of dividends and
  distributions                                  131,606        22,097        91,028        8,911        34,269           --
Redeemed....................................     (96,395)      (55,558)   (3,006,790)    (167,079)   (4,325,212)     (25,491)
----------------------------------------------------------------------------------------------------------------------------
   Net increase (decrease)..................     134,747     2,129,222      (275,720)   1,647,126       (58,711)   2,643,783
----------------------------------------------------------------------------------------------------------------------------
Class B shares:
Sold........................................     115,984       115,703       122,282      136,877     3,054,669      611,056
Issued in reinvestment of dividends and
  distributions.............................       5,470           431         9,282          231        29,256           --
Redeemed....................................     (20,292)       (4,019)      (46,275)      (6,078)     (164,644)     (38,845)
----------------------------------------------------------------------------------------------------------------------------
   Net increase.............................     101,162       112,115        85,289      131,030     2,919,281      572,211
----------------------------------------------------------------------------------------------------------------------------
Class C shares:
Sold........................................     130,938       122,271       143,420       55,670     1,752,294      247,100
Issued in reinvestment of dividends and
  distributions.............................       1,509           819           856            4        19,979           --
Redeemed....................................     (66,879)      (20,498)       (8,979)      (6,534)     (193,027)     (13,257)
----------------------------------------------------------------------------------------------------------------------------
   Net increase............................       65,568       102,592       135,297       49,140     1,579,246      233,843
----------------------------------------------------------------------------------------------------------------------------
Class Y shares:
Sold........................................     369,267       433,884     2,084,675    1,233,846     2,746,992       31,701
Issued in reinvestment of dividends and
  distributions.............................      65,854         9,493     1,055,856      103,755       113,354           --
Redeemed....................................    (111,244)   (1,207,918)   (1,263,226)  (1,955,498)     (150,556)     (18,105)
----------------------------------------------------------------------------------------------------------------------------
   Net increase (decrease)..................     323,877      (764,541)    1,877,305     (617,897)    2,709,790       13,596
----------------------------------------------------------------------------------------------------------------------------


   The accompanying notes are an integral part of these financial statements.

Conseco Fixed Income Fund        Searching for capital growth and current income
--------------------------------------------------------------------------------
Portfolio Manager's Review

Focused on long-term prospects.

   In one of the worst-ever fixed-income markets, the Conseco Fixed Income Fund's one-year total return of -5.26% (Class A shares with sales load) lagged behind its Lehman Brothers Aggregate Bond Index benchmark of -0.82%.

   The fund ranked in the top 25% of its Lipper Corporate Debt BBB peer group.(1) Lipper rankings are based on performance without sales loads included.

   In this meager market, we have worked to maintain a steady focus on long-term goals. Our investment style emphasizes security selection combined with a disciplined portfolio structure that controls risk. We don't attempt to time changes in interest rates; our discipline is to remain fully invested. While these markets challenge our investment style, they also present investors with opportunities.

Looking inside the fund.

   During the fourth quarter, Dime Bancorp, Inc. (Ba1/BBB-) was reviewed for upgrade by Moody's based on its merger with Hudson United Bank.

   In addition, Union Planters Bank bonds (Baa1/BBB) remained undervalued due to a sluggish bank sector. These bonds lagged further behind as the Financial Accounting Standards Board contemplated the accounting treatment for bonds issued withmandatory put and call provisions.

Understanding the market environment.

   Heavily affecting the fixed-income market was the Federal Reserve's monetary policy. The ongoing tug-of-war between manageable economic growth and resurgence in the rate of inflation continued to pull on the markets through the year. As the Fed gradually increased short-term interest rates, inflation remained largely in check. Even with

Growth of $10,000(3)

               CONSECO FIXED    LEHMAN BROTHERS
                INCOME FUND      AGGREGATE BOND
  DATE       (CLASS A SHARES)        INDEX
01/02/1997       9,500.00          10,000.00
12/31/1997      10,323.63          10,967.34
12/31/1998      11,105.26          11,918.63
12/31/1999      11,075.11          11,819.66

   The growth of $10,000 chart is a comparison of the change in value of a $10,000 investment with dividends and capital gains reinvested for the period from inception of the Class A shares through 12/31/99. Past performance is no guarantee of future results.



disinflationary increases in productivity through new technology, a chronically tight labor market and rising commodity prices (particularly oil) have put upward pressure on inflation.

   Another top story was Y2K. Its impact on the market started in the first quarter of 1999 with a record number of corporate issues. Corporations continued to access the fixed income markets at a record pace through the third quarter as they sought to refinance debt and term out commercial paper.

   With the general rise in interest rates and corporate issues, the markets were far from orderly during 1999.

Entering the Year 2000.

   Moving into the Year 2000, we expect the current portfolio structure, which has served us well through the past year, to remain intact through

--------------------------------------------------------------------------------
(1) According to Lipper Analytical Services, Inc. The ranking reflects performance for the Conseco Fixed Income Fund Class A shares for the period ending Dec. 31, 1999. The Conseco Fixed Income Fund was ranked 28 out of
    132 funds. Lipper Analytical Services is an independent organization that compiles performance data on investment companies.

                                                              CONSECO FUND GROUP
Morningstar Ranking(2): * * *  (of 1,661 funds)               1999 Annual Report
--------------------------------------------------------------------------------
the first quarter.

   This structure emphasizes a high level of coupon income, a duration within 2% of the Lehman Brothers Aggregate Bond Index benchmark and a continued emphasis on the spread sectors: corporates, mortgage- and asset-backed securities and taxable municipal bonds.

   Within the corporate sector, we remain constructive on the media, cable and energy sectors. However, as the economy slows, we expect several sectors may underperform including airlines, chemicals, and retail.

Gregory J. Hahn, CFA
Senior Vice President, Portfolio Manager
Conseco Capital Management, Inc.

Average Annual Total Return(3) (as of 12/31/99)

                                              Inception       One        Since
                                                Date          Year     Inception
                                              ---------   ----------- ----------
   Class A Shares......................       01/02/97      (5.26%)      3.46%
   Class B Shares......................       03/20/98      (5.46%)     (0.42%)
   Class C Shares......................       03/05/98      (1.47%)      2.63%
   Class Y Shares......................       01/02/97       0.38%       5.89%
   Lehman Brothers Aggregate
     Bond Index........................       01/02/97      (0.82%)      5.73%
--------------------------------------------------------------------------------
 30-day SEC Yield (as of 12/31/99)
   Class A..........................................................     6.24%
   Class B..........................................................     6.29%
   Class C..........................................................     6.18%
   Class Y..........................................................     7.26%
--------------------------------------------------------------------------------
 Top Five Sectors(4) (as of 12/31/99)
   U.S. Government and Agency Obligations...........................     12.2%
   Electric, Gas, Water, Cogeneration, Sanitary Services............     10.8%
   Depository Institutions..........................................     8.9%
   Municipal Bonds..................................................     7.3%
   Communications by Phone, Television, Radio, Cable................     7.2%
--------------------------------------------------------------------------------
 Top Ten Holdings (as of 12/31/99)
   U.S. Treasury Bond...............................................     4.7%
   Mutual Life Insurance Co. of New York............................     2.9%
   AES Eastern Energy...............................................     2.2%
   R.J. Reynolds Tobacco Holdings, Inc..............................     2.2%
   PNC Funding Corp.................................................     2.1%
   Union Planters Bank, National Association........................     1.7%
   Dime Bancorp, Inc................................................     1.7%
   East Coast Power.................................................     1.6%
   Fanniemae Grantor Trust..........................................     1.5%
   Kroger Co........................................................     1.5%
 * Current Net Assets: $65,609,972         * Effective Duration: 4.99 years
 * Increase in Net Assets $17,364,563      * Average Maturity: 12.96 years
 * Percentage Increase in Net Assets YTD: 36.0%

--------------------------------------------------------------------------------
(2) Morningstar proprietary ratings reflect historical risk-adjusted performance. The ratings are subject to change every month. Morningstar ratings are calculated from a fund's 3-, 5- and 10-year average annual returns in excess of 90-day T-bill returns with appropriate fee adjustments and a risk factor that reflects fund performance below 90-day T-bill returns. The top 10% of the funds in a broad asset class receive 5 stars; the next 22.5% receive 4 stars; the next 35% receive 3 stars; the next 22.5% receive 2 stars and the bottom 10% receive 1 star.

(3) Past performance is no guarantee of future results. Your investment return and principal will fluctuate and your shares may be worth more or less than their original cost. Total return is provided in accordance with SEC guidelines for comparative purposes and reflects certain contractual fee waivers and/or expense reimbursements through April 30, 2000. If the waivers were not in place, the fund's return would have been lower. Total return is shown with the applicable sales load or contingent-deferred sales charge. The maximum sales load for the Conseco Fixed Income Fund is 5.00%. The Lehman Brothers Aggregate Bond Index is an unmanaged index considered to be representative of the bond market in general.

(4) Top sectors are based on general Standard Industrial Classifications and are not intended to represent detailed classifications.

CONSECO FIXED INCOME FUND
--------------------------------------------------------------------------------
Schedule of Investments
December 31, 1999

   PRINCIPAL
    AMOUNT                              SECURITY                        VALUE
  -----------                         ------------                    ---------
CORPORATE BONDS  (63.0%)
Air Transportation (1.4%)
    978,481   Continental Airlines, Inc., Series 98-1A-ETC,
                 6.648%, due 09/15/2017............................. $  885,687
                                                                     ----------
Apparel and Other Finished Products (0.4%)
    250,000   Tommy Hilfiger Corp., 6.500%, due 06/01/2003..........    238,570
                                                                     ----------
Auto Repair and Parking (2.5%)
    200,000   Amerco-MTN, 7.440%, due 10/02/2006....................    199,316
    100,000   Amerco-MTN, 6.710%, due 10/15/2008....................     99,209
    575,000   Amerco-MTN, 7.470%, due 01/15/2027....................    545,830
    750,000   Avis Rent A Car, Inc., 11.000%, due 05/01/2009........    791,250
                                                                     ----------
                                                                      1,635,605
                                                                     ----------
Cable and Other Pay Television Stations (0.6%)
    400,000   Northland Cable Television, Inc., 10.250%,
                 due 11/15/2007.....................................    403,000
                                                                     ----------
Chemicals and Allied Products (0.4%)
    300,000   Smith International, Inc., 7.000%,
                 due 09/15/2007.....................................    284,680
                                                                     ----------
Communications by Phone, Television, Radio, Cable (7.2%)
    750,000   British Sky Broadcasting Group, 8.200%,
                 due 07/15/2009.....................................    722,270
    400,000   Charter Communications, Inc., 8.250%,
                 due 04/01/2007.....................................    371,000
    750,000   Continental Cablevision, Inc., 9.500%,
                 due 08/01/2013.....................................    819,887
  1,000,000   Level 3 Communications, Inc., 9.125%,
                 due 05/01/2008.....................................    947,500
    750,000   Nextel Communications, Inc., 9.750%,
                 due 08/15/2004.....................................    776,250


   PRINCIPAL
    AMOUNT                              SECURITY                        VALUE
  -----------                         ------------                    ---------
Communications by Phone, Television, Radio, Cable (continued)
    500,000   Sprint Capital Corp., 6.900%, due 05/01/2019.......... $  457,123
    300,000   Telecommunications, Inc., 9.800%,
                 due 02/01/2012.....................................    351,077
    250,000   Telecommunications, Inc., 10.125%,
                 due 04/15/2022.....................................    306,691
                                                                     ----------
                                                                      4,751,798
                                                                     ----------
Depository Institutions (8.9%)
    500,000   Centura Bank, 6.500%, due 03/15/2009..................    453,512
  1,100,000   Dime Bancorp, Inc., 7.000%, due 07/25/2001............  1,085,087
    500,000   FMR Corp., 7.570%, due 06/15/2029,
                 (a) Cost - $495,780; Acquired - 7/22/1999..........    482,111
    300,000   Key Bank, National Association, 6.500%,
                 due 04/15/2008.....................................    279,276
  1,400,000   PNC Funding Corp., 7.500%, due 11/01/2009.............  1,381,030
    250,000   St. Paul Bancorp, Inc., 7.125%, due 02/15/2004........    243,791
    700,000   Sovereign Bancorp, Inc., 10.250%,
                 due 05/15/2004.....................................    710,500
  1,250,000   Union Planters Bank, National Association,
                 6.500%, due 03/15/2008.............................  1,124,728
    100,000   USX Corporation, 9.375%, due 02/15/2012...............    110,195
                                                                     ----------
                                                                      5,870,230
                                                                     ----------
Eating and Drinking Places (0.3%)
    200,000   Marriott International, Inc.,
                 6.625%, due 11/15/2003.............................    192,226
                                                                     ----------

Electric, Gas, Water, Cogeneration, Sanitary Services (10.8%)
  1,500,000   AES Eastern Energy, 9.000%, due 01/02/2017,
                 (a) Cost - $1,455,573; Acquired - 05/11/1999.......  1,413,787
  1,200,000   East Cost Power, 7.536%, due 06/30/2017,
                 (a) Cost - $1,205,982; Acquired - 05/11/1999.......  1,063,937
  1,000,000   Edison Mission Energy, 7.730%, due 06/15/2009.........    993,894
  1,000,000   El Paso Energy Corp., Series B,
                 6.625%, due 07/15/2001.............................    990,304


   The accompanying notes are an integral part of these financial statements.

                                                             CONSECO FUND GROUP
                                                              1999 Annual Report
--------------------------------------------------------------------------------
Schedule of Investments
December 31, 1999

   PRINCIPAL
    AMOUNT                              SECURITY                        VALUE
  -----------                         ------------                    ---------
Electric, Gas, Water, Cogeneration, Sanitary Services (continued)
    500,000   MCN Investment Corp., 6.350%, due 04/02/2002.......... $  486,865
    700,000   PSI Energy, Inc., 7.850%, due 10/15/2007..............    690,128
    250,000   Southwest Gas Co., 9.750%, due 06/15/2002.............    262,111
    500,000   USA Waste Services, Inc., 6.125%, due 07/15/2001......    476,666
    200,000   USA Waste Services, Inc., 7.000%, due 07/15/2028......    149,429
    200,000   Waste Management, Inc., 6.625%, due 07/15/2002........    187,585
    400,000   Yorkshire Power Finance, Ltd., Series B,
                 6.496%, due 02/25/2008.............................    359,824
                                                                     ----------
                                                                      7,074,530
                                                                     ----------
Food and Kindred Products (2.2%)
    500,000   Nabisco, Inc., 6.000%, due 02/15/2001.................    493,843
  1,000,000   PanAmerican Beverage, Inc., 8.125%,
                 due 04/01/2003.....................................    952,207
                                                                     ----------
                                                                      1,446,050
                                                                     ----------
Food Stores (1.5%)
  1,000,000   Kroger Co., 6.000%, due 07/01/2000....................    996,774
                                                                     ----------
General Merchandise Stores (0.5%)
    350,000   Shopko Stores, Inc., 6.500%, due 08/15/2003...........    332,523
                                                                     ----------
Insurance Carriers (3.6%)
    300,000   Delphi Financial Group, Inc., 8.000%,
                 due 10/01/2003.....................................    291,081
    200,000   Horace Mann Educators, 6.625%,
                 due 01/15/2006.....................................    187,038
  1,450,000   Mutual Life Insurance Co. of New York,
                 STEP (c) 0.000%/11.250%,
                 due 08/15/2024, (a) Cost - $2,004,549;
                 Acquired - 04/20/1999 & 06/23/1999.................  1,870,826
                                                                     ----------
                                                                      2,348,945
                                                                     ----------
   PRINCIPAL
    AMOUNT                              SECURITY                        VALUE
  -----------                         ------------                    ---------
Lumber and Wood Products, except Furniture (1.1%)
    700,000   West Fraser Mill, 7.250%,
                 due 09/15/2002, (a) Cost - $697,907;
                 Acquired - 01/06/1997 & 04/30/1997................. $  696,193
                                                                     ----------
Motion Pictures (0.6%)
    400,000   Liberty Media Corp., 8.500%,
                 due 07/15/2029, (a) Cost - $388,920;
                 Acquired 8/11/1999.................................    406,158
                                                                     ----------
Non-Durable Goods - Wholesale (0.6%)
    400,000   Safeway Inc., 5.750%, due 11/15/2000..................    396,399
                                                                     ----------
Oil and Gas Extraction (3.4%)
    500,000   ENSCO International, Inc., 7.200%,
                 due 11/15/2027.....................................    437,535
    500,000   LASMO (USA), Inc., 8.375%, due 06/01/2023.............    506,265
    335,000   LASMO (USA), Inc., 7.300%, due 11/15/2027.............    306,103
  1,000,000   Yosemite Sec Trust I, 8.250%, due 11/15/2004,
                 (a) Cost - $999,732; Acquired - 11/04/1999.........    986,177
                                                                     ----------
                                                                      2,236,080
                                                                     ----------
Paper and Allied Products (0.7%)
    500,000   Potlatch Corp., 6.250%, due 03/15/2002................    489,638
                                                                     ----------
Petroleum Refining and Related Industries (1.2%)
    375,000   Lyondell Chemical Co., Series A, 9.625%,
                 due 05/01/2007.....................................    385,313
    375,000   Lyondell Chemical Co., 10.875%,
                 due 05/01/2009.....................................    388,125
                                                                     ----------
                                                                        773,438
                                                                     ----------

   The accompanying notes are an integral part of these financial statements.

CONSECO FIXED INCOME FUND
--------------------------------------------------------------------------------
Schedule of Investments
December 31, 1999

   PRINCIPAL
    AMOUNT                              SECURITY                        VALUE
  -----------                         ------------                    ---------
Pipe Lines, except Natural Gas (2.5%)
  1,000,000   Osprey Trust/Osprey I, 8.310%, due 01/15/2003,
                 (a) Cost - $1,000,000; Acquired - 9/16/1999........ $  993,579
    600,000   Pemex Finance, Ltd., 9.690%, due 08/15/2009...........    620,853
                                                                     ----------
                                                                      1,614,432
                                                                     ----------
Primary Metal Industries (1.0%)
    675,000   Easco Corp., Series B, 10.000%, due 03/15/2001........    682,594
                                                                     ----------
Printing and Publishing (0.7%)
    468,000   News American Holdings, 8.625%,
                 due 02/01/2003.....................................    484,003
                                                                     ----------
Real Estate (0.5%)
    500,000   Pinnacle Holdings, Inc., STEP (c)
                 0.000%/10.000%, due 03/15/2008.....................    330,000
                                                                     ----------
Real Estate Investment Trusts (REITS) (6.5%)
    500,000   CarrAmerica Realty Corp., 6.625%,
                 due 03/01/2005.....................................    454,624
    900,000   Colonial Realty, L.P., 7.500%, due 07/15/2001.........    893,150
    200,000      Corporate Property Investors, Inc., 9.000%,
                 due 03/15/2002, (a) Cost - $219,360;
                 Acquired - 03/17/1998..............................    203,813
  1,000,000   ERP Operating, L.P., 6.150%, due 09/15/2000...........    993,461
    250,000   Regency Centers, L.P., 7.400%, due 04/01/2004.........    239,470
  1,000,000   Spieker Properties, 6.800%, due 05/01/2004............    960,430
    500,000   United Dominion Realty Trust, Inc.,
                 MTN, 7.600%, due 01/25/2002........................    491,792
                                                                     ----------
                                                                      4,236,740
                                                                     ----------
Security and Commodity Brokers (1.7%)
    300,000   Lehman Brothers Holdings, Inc.,
                 Series E, MTN, 6.625%, due 12/27/2002..............    293,762
    550,000   Lehman Brothers Holdings, Inc., 7.000%,
                 due 05/15/2003.....................................    542,636

  PRINCIPAL
    AMOUNT                              SECURITY                        VALUE
  -----------                         ------------                    ---------
Security and Commodity Brokers (continued)
    200,000   Paine Webber Group, Inc., 9.250%,
                 due 12/15/2001.................................... $   207,111
    100,000   Salomon Smith Barney Holdings, Inc.,
                 Series C, MTN, 6.500%, due 08/15/2003.............      97,814
                                                                    -----------
                                                                      1,141,323
                                                                    -----------
Tobacco Products (2.2%)
  1,500,000   R.J. Reynolds Tobacco Holdings, Inc.,
                 7.375%, due 05/15/2003............................   1,409,805
                                                                    -----------
              Total corporate bonds (cost $42,784,757).............  41,357,421
                                                                    -----------
MUNICIPAL BONDS (7.3%)
    495,000   Alaska Individual Development & Authority
                 Lease, 6.375%, due 05/01/2003.....................     483,522
    800,000   Azusa Pacific University California,
                 Revenue, 7.250%, due 04/01/2009...................     767,697
     90,000   Doylestown Pennsylvania, Hospital Authority,
                 Revenue, 8.375%, due 07/01/2008...................      90,824
    595,000   Duarte California Certificates of Participation,
                 Series B, 6.250%, due 04/01/2005..................     554,826
    248,500   Fort Worth Texas, Higher Education,
                 Finance Corp., Revenue, 7.500%,
                 due 10/01/2006....................................     250,801
    500,000   Long Beach California Individual Development
                 & Revenue, 6.750%, due 2/01/2010..................     446,449
    300,000   Mississippi Development Bank, Special
                 Obligation, Series 1998, 8.500%,
                 due 12/01/2018....................................     270,219
    155,000   Reeves County Texas Certificate of Participation,
                 6.700%, due 03/31/2005............................     155,027
    800,000   Reeves County Texas Certificate of Participation,
                 7.250%, due 06/01/2011............................     759,554
  1,000,000   Wickliffe Kentucky Solid Waste, Revenue,
                 7.670%, due 01/15/2027............................     978,780
                                                                    -----------
              Total municipal bonds (cost $5,008,732)..............   4,757,699
                                                                    -----------

   The accompanying notes are an integral part of these financial statements.

                                                              CONSECO FUND GROUP
                                                              1999 Annual Report
--------------------------------------------------------------------------------
Schedule of Investments
December 31, 1999

   PRINCIPAL
    AMOUNT                              SECURITY                        VALUE
  -----------                         ------------                    ---------
ASSET BACKED SECURITIES (7.0%)
    376,122   Bear Stearns Commercial Mortgage Securities, Inc.,
                 99-C1 A1, 5.910%, due 05/14/2008................... $  356,865
    150,000   COMED Transitional Funding Trust, 98-1 A7,
                 5.740%, due 12/25/2010.............................    135,343
    500,000   Contimortgage Home Equity Loan Trust, 98-2 A7,
                 6.570%, due 03/15/2023.............................    472,957
    114,236   Copelco Capital Funding Corp., 98-A A2,
                 5.780%, due 08/15/2000.............................    114,280
    850,000   EQCC Home Equity Loan Trust, 96-4 A6,
                 6.880%, due 07/15/2014.............................    847,803
    400,000   First Union Lehman Brothers Commercial Mortgage
                 Trust, 97-C2 A2, 6.600%, due 05/18/2007 ...........    383,598
    755,021   GMAC Commercial Mortgage Securities, Inc.,
                 99-C1 A1, 5.830%, due 05/15/2033...................    712,879
    500,000   Green Tree Recreational Equipment & Consumer
                 Trust, 98-C A5, 6.280%, due 02/15/2014,
                 (b) Cost - $499,997; Acquired - 09/04/1998.........    489,537
    202,240   Green Tree Recreational Equipment & Consumer
                 Trust, 97-C B, 6.750%, due 02/15/2018,
                 (b) Cost - $202,193; Acquired - 09/08/1997.........    188,936
    933,335   NationsLink Funding Corp., 98-2 A1, 6.001%,
                 due 11/20/2007.....................................    889,305
                                                                     ----------
              Total asset backed securities (cost $4,801,476).......  4,591,503
                                                                     ----------
   PRINCIPAL
    AMOUNT                              SECURITY                        VALUE
  -----------                         ------------                    ---------
COLLATERIZED MORTGAGE OBLIGATIONS (5.8%)
     23,031   FHLMC Structured Pass Through Securities,
                 T-A1, 7.625%, due 08/25/2022....................... $   22,984
  1,000,000   FHLMC 2149 Trust, 6.500%, due 01/15/2022..............    969,615
  1,020,251   Fanniemae Grantor Trust, 99-T2 A1, 7.500%,
                 due 01/19/2039.....................................    998,972
    100,000   Federal National Mortgage Assn., 94-63, 7.000%,
                 due 04/24/2024.....................................     95,474
    154,679   Iroquois Trust, 97-1A, 7.000%, due 12/15/2006.........    153,833
     92,392   Midland Realty Acceptance Corp., 96-C1 A1,
                 7.315%, due 08/25/2028.............................     92,300
    905,368   Mortgage Capital Funding, Inc., 98-MC2 A1,
                 6.325%, due 10/18/2007.............................    873,811
    500,000   Paine Webber Mortgage Acceptance Corp.,
                 96-M1 A2, 6.900%, due 01/02/2012...................    497,778
    113,277   Rural Housing Trust, 87-1 3B, 7.330%,
                 due 04/01/2026.....................................    113,175
                                                                     ----------
              Total collaterized mortgage obligations
                 (cost $3,936,356) .................................  3,817,942
                                                                     ----------


   The accompanying notes are an integral part of these financial statements.

CONSECO FIXED INCOME FUND
--------------------------------------------------------------------------------
Schedule of Investments
December 31, 1999

   PRINCIPAL
    AMOUNT                              SECURITY                        VALUE
  -----------                         ------------                    ---------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS (12.2%)
    878,182   Federal Home Loan Mortgage Corp.,
                 #E00570, 6.000%, due 09/01/2013.................    $  835,991
    442,604   Federal Home Loan Mortgage Corp.,
                 #E73076, 6.000%, due 11/01/2013.................       421,339
    352,056   Federal Home Loan Mortgage Corp.,
                 #G00479, 9.000%, due 04/01/2025.................       367,780
    468,444   Federal Home Loan Mortgage Corp.,
                 # G00943, 6.000%, due 07/01/2028................       429,721
    998,887   Federal Home Loan Mortgage Corp.,
                 #C28063, 6.500%, due 07/01/2029.................       942,700
    799,441   Federal Home Loan Mortgage Corp.,
                 #C32933, 7.500%, due 11/01/2029.................       792,363
     88,497   Federal National Mortgage Assn.,
                 #250307, 7.500%, due 07/01/2025.................        87,667
     54,622   Federal National Mortgage Assn.,
                 #250758, 7.000%, due 11/01/2026.................        52,975
  3,750,000   U.S. Treasury Bond, 5.250%, due 02/15/2029.........     3,103,125
  1,000,000   U.S. Treasury Bond, 6.000%, due 08/15/2009.........       969,063
                                                                     ----------
              Total U.S. government and agency obligations
                 (cost $8,224,583) ..............................     8,002,724
                                                                     ----------
    NUMBER
   OF SHARES                            SECURITY                        VALUE
  -----------                         ------------                    ---------
PREFERRED STOCK (2.1%)
Insurance Carriers (0.7%)

     20,000   Lincoln National Corp., TOPrS (c), 6.400%..........   $   496,250
                                                                    -----------
Measuring Instruments, Photo Goods, Watches (0.2%)
      2,371   River Holding Corp., Series B, PIK (c), 11.500%....       142,551
                                                                    -----------
Non-Depository Credit Institutions (1.2%)
      7,500   Centaur Funding Corp., 11.500%,
                 (a) Cost - $750,000; Acquired - 12/09/1998......       766,875
                                                                    -----------
              Total preferred stock (cost $1,458,978)............     1,405,676
                                                                    -----------
Total investments (cost $66,214,882) (97.4%).....................    63,932,965
                                                                    -----------
Other assets, less liabilities (2.6%)............................     1,677,007
                                                                    -----------
Total Net Assets (100.0%)........................................   $65,609,972
                                                                    ===========
---------------------
(a) Restricted under Rule 144A of the Securities Act of 1933.
(b) Security issued by Conseco Finance Corp. (formerly Green Tree Financial Corp.) ("Conseco Finance"), a wholly owned subsidiary of Conseco, Inc. effective June 30, 1998. Conseco Finance originates, purchases, sells and services consumer and commercial finance loans throughout the United States.
(c) PIK - Payment In Kind
    STEP - Bonds where the coupon increases or steps up at a predetermined rate. TOPrS - Trust Originated Preferred Securities.

  The accompanying notes are an integral part of these financial statements.

Conseco High Yield Fund       Searching for high income and capital appreciation
--------------------------------------------------------------------------------
Portfolio Manager's Review

Above-average return outperforms the benchmark.

   Amid a tough fixed-income market, we forged ahead to produce an above-average, one-year total return of 2.76% (Class A shares with sales load).

   Surpassing the Merrill Lynch High Yield Index return of 1.57%, we continued our trend of benchmark-beating returns since the fund's Jan. 1, 1998 inception.

   In addition, the fund outperformed more than 85% of all high-yield mutual funds in a ranking based on performance without the sales load.(1)

   As a result, investor confidence in the fund remained strong. Net asset inflows to the fund increased $90 million during a year when high-yield mutual funds generally suffered net redemptions.

Tough scenario.

   The 1999 fixed-income market was one of the toughest in history. After easing interest rates 100 basis points in 1998 -- a policy that tends to increase the price of bonds -- the Fed reversed course during 1999 with a 75 basis-point interest-rate hike. This contributed to a broad retreat from the bond-market and a flight into equities.

   Compounding the Fed tightening challenge, the global economy bounced back from the financial crises in Asia, Russia and Brazil. This global upturn encouraged investors seeking higher returns from overseas opportunities to pull lower-earning assets out of the domestic financial markets.

Mitigating high yield risk.

   Despite the decline in bond prices and choppy market conditions, the fund made headway. We avoided risky opportunities by staying on our time-proven course, emphasizing exhaustive, bottom-up, proprietary research and analysis of the company, and the structure of the bond.

Growth of $10,000(2)

              CONSECO HIGH
               YIELD FUND     MERRILL LYNCH HIGH
  DATE      (CLASS A SHARES)  YIELD BOND INDEX
12/31/1997      9,425.00          10,000.00
12/31/1998     10,043.14          10,365.29
12/31/1999     10,950.00          10,529.15

The growth of $10,000 chart is a comparison of the change in value of a $10,000 investment with dividends and capital gains reinvested for the period from inception of the Class A shares through 12/31/99. Past performance is no guarantee of future results.


   In the high-yield market, where below-prime borrowers raise money and good information is in short supply, the prospect of defaults always looms on the horizon. However, the Conseco High Yield Fund had only one default the entire year.

   This low default record illustrates our forte and the value of our investment in proprietary research by more than 30 top-notch analysts. Consequently, the analyst-to-portfolio holding ratio is one of the highest in the industry -- a critical factor in our ability to stay very close to our holdings and mitigate risk.

On the horizon.

   Investing in high yield is like running in a marathon -- it requires dis cipline, flexibility, consistency and patience. We're optimistic about improving bond performance in 2000.

--------------------------------------------------------------------------------
(1) Reflects performance for Class A shares versus the Lipper High Current Yield Funds category for the period ending Dec. 31, 1999. According to Lipper Analytical Services, Inc. Conseco High Yield was ranked 40 out of 339 funds. Lipper Analytical Services is an independent organization that compiles performance data on investment companies.

                                                              CONSECO FUND GROUP
                                                              1999 Annual Report
--------------------------------------------------------------------------------
   One reason is statistically based: there have never been more than two consecutive difficult years that weren't followed by a good one. We don't think a precedent will be set in 2000.

   Another reason: we sense that asset classes that compete for high-yield money flows will return to more average profiles. Then, investors will begin paying more attention to asset allocation, which will increase bond demand and raise bond prices.

   We're also confident the Fed will move to resolve interest-rate uncertainties that dogged the market in 1999. Paradoxically, even if rates increase, a negative factor in the short run, bonds could benefit over the year. Anxious investors have already factored much of the hike's impact into bond prices. And, even an unfavorable decision should bring clarity to a long-muddled environment.

Peter C. Andersen, CFA
Vice President, Portfolio Manager
Conseco Capital Management, Inc.

Average Annual Total Return(2) (as of 12/31/99)

                                              Inception       One       Since
                                                Date         Year     Inception
                                              ---------     ------    ---------
   Class A...............................      01/01/98      2.76%      4.64%
   Class B...............................      02/19/98      3.14%      2.22%
   Class C...............................      02/19/98      7.51%      4.33%
   Class Y...............................      03/02/98      9.64%      5.93%
   ML High Yield Index...................      01/01/98      1.57%      2.61%
--------------------------------------------------------------------------------
 30-day SEC Yield (as of 12/31/99)
   Class A..........................................................    8.54%
   Class B..........................................................    8.67%
   Class C..........................................................    8.74%
   Class Y..........................................................    9.55%
--------------------------------------------------------------------------------
 Top Five Sectors(3) (as of 12/31/99)
   Communications by Phone, Television, Radio, Cable................    13.1%
   Cable and Other Pay Television Stations..........................    10.2%
   Oil and Gas Extraction...........................................     9.7%
   Radiotelephone Communications....................................     8.3%
   Business Services................................................     7.6%
--------------------------------------------------------------------------------
 Top Ten Holdings (as of 12/31/99)
   AIM Liquid Asset Portfolio.......................................     4.5%
   NEXTLINK Communications, Inc.....................................     3.2%
   Grey Wolf, Inc...................................................     2.9%
   Nextel Communications, Inc.......................................     2.7%
   Pinnacle Holdings, Inc...........................................     2.5%
   Level 3 Communications, Inc......................................     2.3%
   Sovereign Bancorp................................................     2.3%
   PSInet, Inc......................................................     2.3%
   Amkor Technologies, Inc..........................................     2.3%
   Dictaphone Corp..................................................     2.1%

 * Current Net Assets: $132,587,519         * Effective Duration: 3.81 years
 * Increase in Net Assets YTD: $88,195,384  * Average Maturity: 6.91 years
 * Percentage Increase in Net Assets YTD: 198.7%

-------------------------------------------------------------------------------
(2) Past performance is no guarantee of future results. Your investment return and principal will fluctuate and your shares may be worth more or less than their original cost. Total return is provided in accordance with SEC guidelines for comparative purposes and reflects certain contractual fee waivers and/or expense reimbursements through April 30, 2000. If the waivers were not in place, the fund's return would have been lower. Total return is shown with the applicable sales load or contingent-deferred sales charge. The maximum sales load for the Conseco High Yield Fund is 5.75%. The Merrill Lynch (ML) High Yield Index is representative of the high-yield arena with the following restrictions: Issues must be in the form of publicly placed, nonconvertible, coupon-bearing U.S. domestic debt, and must carry a term to maturity of at least one year; par amounts outstanding must not be less than $10 million at the start and the close of the performance measurement period; and issues must be rated by Standard & Poor's or Moody's as less than investment grade (i.e., BBB or Baa) but not in default (i.e., DDD1 or less). The index excludes floating-rate debt, equipment trust certificates, and Title 11 securities.

(3) Top corporate sectors are based on general Standard Industrial Classifications and are not intended to represent detailed classifications.

CONSECO HIGH YIELD FUND
--------------------------------------------------------------------------------
Schedule of Investments
December 31, 1999

   PRINCIPAL
    AMOUNT                              SECURITY                        VALUE
  -----------                         ------------                    ---------
CORPORATE BONDS  (83.4%)
Apparel and Other Finished Products (0.3%)
    500,000   Kasper A.S.L., Ltd., 12.750%, due 03/31/2004.......... $   467,500
                                                                     -----------
Business Services (7.6%)
    850,000   Advanstar Communications, Inc., 9.250%,
                 due 05/01/2008.....................................     804,312
  1,400,000   Interpool, Inc., 7.200%, due 08/01/2007...............   1,142,949
  4,950,000   Pinnacle Holdings, Inc., STEP (b)
                 0.000%/10.000%, due 03/15/2008.....................   3,267,000
  3,000,000   PSINet, Inc., 10.500%, due 12/01/2006,
                 (a) Cost - $3,026,250; Acquired 11/24/1999.........   3,037,500
  1,750,000   PSINet, Inc., 11.000%, due 08/01/2009.................   1,811,250
                                                                     -----------
                                                                      10,063,011
                                                                     -----------
Cable and Other Pay Television Stations (10.2%)
    800,000   Avalon Cable of Michigan, 9.375%,
                 due 12/01/2008, (a) Cost - $800,000;
                 Acquired - 12/03/1998..............................     812,000
    750,000   Cencall Communications, 10.125%,
                 due 01/15/2004.....................................     780,000
  2,300,000   Charter Communications Holdings, LLC, 8.625%,
                 due 04/01/2009, (a) Cost - $2,180,264;
                 Acquired - 04/19/1999 & 06/03/1999.................   2,136,125
  2,000,000   Classic Cable, Inc., Series B, 9.375%,
                 due 08/01/2009.....................................   1,975,000
  1,900,000   Coaxial Communications of Central Ohio, Inc.,
                 10.000%, due 08/15/2006............................   1,871,500
    650,000   CSC Holdings, Inc., 7.250%, due 07/15/2008............     619,125
  1,300,000   CSC Holdings, Inc., 8.125%, due 07/15/2009............   1,304,875
  1,300,000   CSC Holdings, Inc., 9.875%, due 02/15/2013............   1,368,250
    185,000   Fox Liberty Networks, LLC, STEP (b)
                 0.000%/9.750%, due 08/15/2007......................     149,850
  2,000,000   Northland Cable Television, 10.250%,
                 due 11/15/2007.....................................   2,015,000

   PRINCIPAL
    AMOUNT                              SECURITY                        VALUE
  -----------                         ------------                    ---------
Cable and Other Pay Television Stations (continued)
    500,000   Regional Independent Media, 10.500%,
                 due 07/01/2008, (a) Cost - $499,375;
                 Acquired - 11/06/1998.............................  $   509,375
                                                                     -----------
                                                                      13,541,100
                                                                     -----------
Coal Mining (0.4%)
  1,000,000   Lodestar Holdings, Inc., 11.500%,
                 due 05/15/2005....................................      505,000
                                                                     -----------
Communications by Phone, Television, Radio, Cable  (11.3%)
  1,500,000   Arch Escrow Corp., 13.750%, due 04/15/2008...........    1,224,375
    750,000   Clearnet Communications, STEP (b)
                 0.000%/14.750%, due 12/15/2005....................      739,688
  3,000,000   Crown Castle International Corp., STEP (b)
                 0.000%/10.375%, due 05/15/2011....................    1,890,000
    750,000   EchoStar DBS Corp., 9.375%, due 02/01/2009...........      757,500
    500,000      Globenet Communications Group Ltd., 13.000%,
                 due 7/15/2007, (a) Cost - $500,000;
                 Acquired - 7/09/1999..............................      511,875
  3,250,000   Level 3 Communications, Inc., 9.125%,
                 due 05/01/2008....................................    3,079,375
  1,000,000   Mediacom, LLC, 7.875%, due 02/15/2011,
                 (a) Cost - $985,920; Acquired - 02/19/1999........      885,000
  2,450,000   Park `N View, Inc., Series B, 13.000%,
                 due 05/15/2008....................................    1,837,500
  2,500,000   USA Mobile Communications, 9.500%,
                 due 02/01/2004....................................    2,053,125
  1,900,000   Williams Communications Group, Inc., 10.875%,
                 due 10/01/2009....................................    1,995,000
                                                                     -----------
                                                                      14,973,438
                                                                     -----------

   The accompanying notes are an integral part of these financial statements.

                                                              CONSECO FUND GROUP
                                                              1999 Annual Report
--------------------------------------------------------------------------------
Schedule of Investments
December 31, 1999

   PRINCIPAL
    AMOUNT                              SECURITY                        VALUE
  -----------                         ------------                    ---------
Depository Institutions (4.1%)
  1,000,000   ICG Holdings, Inc., STEP (b) 0.000%/12.500%
                 due 05/01/2006..................................... $  752,500
  3,000,000   ICG Services, Inc., STEP (b) 0.000%/10.000%,
                 due 02/15/2008.....................................  1,597,500
  3,000,000   Sovereign Bancorp, 10.500%, due 11/15/2006............  3,075,000
                                                                     ----------
                                                                      5,425,000
                                                                     ----------
Durable Goods - Wholesale (0.7%)
  1,000,000   United Industries Corp., Series B, 9.875%,
                 due 04/01/2009.....................................    917,500
                                                                     ----------
Eating and Drinking Places (0.3%)
    500,000   Avado Brands, 9.750%, due 06/01/2006..................    457,500
                                                                     ----------
Electric, Gas, Water, Cogeneration, Sanitary Services (0.1%)
    250,000   GNI Group, Inc., Series B, 10.875%,
                 due 07/15/2005.....................................    101,250
                                                                     ----------
Electrical Work (1.6%)
  2,000,000   Worldwide Fiber, Inc., 12.000%, due 08/01/2009,
                 (a) Cost - $2,015,000; Acquired 11/4/1999..........  2,100,000
                                                                     ----------
Electrical, Other Electrical Equipment, except Computers (2.8%)
  3,000,000   Amkor Technologies, Inc., 10.500%,
                 due 05/01/2009, (a) Cost - $2,977,500;
                 Acquired - 11/10/1999..............................  3,000,000
  1,000,000   IPC Information Systems, Inc., STEP (b)
                 0.000%/10.875%, due 05/01/2008.....................    765,000
                                                                     ----------
                                                                      3,765,000
                                                                     ----------
Food and Kindred Products (2.0%)
    750,000   Fresh Foods, Inc., 10.750%, due 06/01/2006............    716,250
  1,000,000   National Wine & Spirits, Inc., 10.125%,
                 due 01/15/2009.....................................    995,000
  1,000,000   New World Pasta Co., 9.250%, due 02/15/2009...........    905,000
                                                                     ----------
                                                                      2,616,250
                                                                     ----------
   PRINCIPAL
    AMOUNT                              SECURITY                        VALUE
  -----------                         ------------                    ---------
Furniture and Fixtures (0.5%)
    750,000   Simmons Co., 10.250%, due 03/15/2009,
                 (a) Cost - $750,000; Acquired - 03/10/1999......... $  713,438
                                                                     ----------
Health Services (1.3%)
    750,000   Team Health, Inc., 12.000%, due 03/15/2009,
                 (a) Cost - $757,500; Acquired - 04/13/1999.........    742,500
    500,000   Tenet Healthcare Corp., 8.625%, due 12/01/2003........    493,928
    500,000   Tenet Healthcare Corp., Series B, 7.625%,
                 due 06/01/2008.....................................    461,250
                                                                     ----------
                                                                      1,697,678
                                                                     ----------
Holding, Other Investment Offices (0.5%)
    750,000   CRIIMI Mae, Inc., 9.125%, due 12/01/2002..............    648,750
                                                                     ----------
Hotels, Other Lodging Places (0.6%)
    900,000   HMH Properties, Inc., 8.450%, due 12/01/2008..........    837,000
                                                                     ----------
Metal Mining (1.0%)
  1,200,000   Golden Northwest Aluminum, Inc., 12.000%,
                 due 12/15/2006.....................................  1,266,000
                                                                     ----------
Miscellaneous Manufacturing Industries  (0.9%)
  1,250,000   True Temper Sports, Inc., 10.875%,
                 due 12/01/2008..................................     1,193,750
                                                                     ----------
Motion Pictures  (1.0%)
  1,500,000   Carmike Cinemas, Inc., 9.375%, due 02/01/2009,
                 (a) Cost - $1,531,875; Acquired - 02/11/1999....     1,350,000
                                                                     ----------
Non-Depository Credit Institutions  (1.2%)
  1,712,000   Aames Financial Corp., 9.125%, due 11/01/2003......     1,089,260
    500,000   Metris Companies, Inc., 10.125%, due 07/15/2006....       480,000
                                                                     ----------
                                                                      1,569,260
                                                                     ----------
   The accompanying notes are an integral part of these financial statements.

CONSECO HIGH YIELD FUND
--------------------------------------------------------------------------------
Schedule of Investments
December 31, 1999

   PRINCIPAL
    AMOUNT                              SECURITY                        VALUE
  -----------                         ------------                    ---------
Office Machines (2.1%)
  3,502,000   Dictaphone Corp, 11.750%, due 08/01/2005.............. $ 2,731,560
                                                                     -----------
Oil and Gas Extraction (9.7%)
     50,000   Cliffs Drilling Co., Series D, 10.250%,
                 due 05/15/2003.....................................      50,750
  4,200,000   Grey Wolf, Inc., 8.875%, due 07/01/2007...............   3,906,000
  1,300,000   Parker Drilling Co., Series D, 9.750%,
                 due 11/15/2006.....................................   1,277,250
  2,000,000   Perez Companc SA, 9.000%, due 05/01/2006,
                 (a) Cost - $1,863,970; Acquired - 04/30/1999.......   1,785,000
  2,000,000   Pride Petroleum Services, Inc., 9.375%,
                 due 05/01/2007.....................................   2,000,000
    500,000   R&B Falcon Corp., Series B, 6.750%,
                 due 04/15/2005.....................................     451,250
  2,400,000   R&B Falcon Corp., 9.500%, due 12/15/2008..............   2,418,000
    540,000   RBF Finance Co., 11.375%, due 03/15/2009
                 (a) Cost - $585,900; Acquired - 05/20/1999.........     580,500
    400,000   Triton Energy, Ltd., 9.250%, due 04/15/2005...........     407,000
                                                                     -----------
                                                                      12,875,750
                                                                     -----------
Paper and Allied Products (2.8%)
  1,750,000   Doman Industries, Ltd., 12.000%, due 07/01/2004.......   1,830,938
  1,950,000   Gaylord Container Corp., Series B, 9.750%,
                 due 06/15/2007.....................................   1,847,625
                                                                     -----------
                                                                       3,678,563
                                                                     -----------
Petroleum Refining and Related Industries (1.8%)
  1,155,000   Lyondell Chemical Co., Series A, 9.625%,
                 due 05/01/2007.....................................   1,186,763
  1,175,000   Lyondell Chemical Co., 10.875%, due 05/01/2009........   1,216,125
                                                                     -----------
                                                                       2,402,888
                                                                     -----------
   PRINCIPAL
    AMOUNT                              SECURITY                        VALUE
  -----------                         ------------                    ---------
Phone Communication, except Radiotelephone (5.5%)
    500,000   Metromedia Fiber Network, Inc., Series B,
                 10.000%, due 11/15/2008............................ $   513,750
  7,250,000   NEXTLINK Communications, Inc., STEP (b)
                 0.000%/12.125%, due 12/01/2009,
                 (a) Cost - $4,065,549; Acquired - 11/12/1999.......   4,259,375
  2,000,000   Qwest Communications International, Series B,
                 7.500%, due 11/01/2008.............................   1,970,000
    500,000   Time Warner Telecommunications, LLC, 9.750%,
                 due 07/15/2008.....................................     517,500
                                                                     -----------
                                                                       7,260,625
                                                                     -----------
Primary Metal Industries (4.8%)
  2,250,000   Algoma Steel, Inc., 12.375%, due 07/15/2005...........   2,171,250
  2,000,000   Easco Corp, Series B, 10.000%, due 03/15/2001.........   2,022,500
  2,050,000   NS Group, Inc., 13.500%, due 07/15/2003...............   2,121,750
                                                                     -----------
                                                                       6,315,500
                                                                     -----------
Radiotelephone Communication (6.6%)
  2,000,000   Granite Broadcasting Corp., 10.375%,
                 due 05/15/2005.....................................   2,050,000
  2,250,000   Microcell Telecommunications, Inc., Series B,
                 STEP (b) 0.000%/14.000%, due 06/01/2006............   1,996,875
  4,845,000   Nextel Communications, Inc., STEP (b)
                 0.000%/10.650%, due 09/15/2007.....................   3,633,750
    750,000   Omnipoint Corp., Series A, 11.625%,
                 due 08/15/2006.....................................     798,750
    870,000   Pagemart Wireless, Inc., STEP (b)
                 0.000%/11.250%, due 02/01/2008.....................     300,150
                                                                     -----------
                                                                       8,779,525
                                                                     -----------
Real Estate Investment Trusts (REITS) (0.5%)
    750,000   Felcor Suites, 7.625%, due 10/01/2007.................     652,822
                                                                     -----------

   The accompanying notes are an integral part of these financial statements.

                                                              CONSECO FUND GROUP
                                                              1999 Annual Report
--------------------------------------------------------------------------------
Schedule of Investments
December 31, 1999

   PRINCIPAL
    AMOUNT                              SECURITY                        VALUE
  -----------                         ------------                    ---------
Television and Radio Broadcast Stations (0.8%)
    700,000   Antenna TV SA, 9.000%, due 08/01/2007................ $    633,500
    660,000   Lin Holdings Corp., STEP (b) 0.000%/10.000%,
                 due 03/01/2008....................................      447,975
                                                                    ------------
                                                                       1,081,475
                                                                    ------------
Transportation Equipment (0.4%)
    500,000      Aircraft Service International Group, 11.000%,
                 due 08/15/2005, (a) Cost - $500,000;
                 Acquired - 08/13/1998.............................      462,500
    140,000   Tata Engineering & Locomotive Co., Ltd., 7.875%,
                 due 07/15/2007, (a) Cost - $128,338;
                 Acquired - 03/15/1998.............................      129,647
                                                                    ------------
                                                                         592,147
                                                                    ------------
              Total corporate bonds (cost $111,500,350)............  110,579,280
                                                                    ------------
   NUMBER OF
    SHARES
 -------------
PREFERRED STOCK  (5.1%)
Communications by Phone, Television, Radio, Cable  (1.8%)
     21,128   CSC Holdings, Inc., Series M, PIK (b), 11.125%......     2,355,757
                                                                    ------------
Non-Depository Credit Institutions  (0.1%)
      3,556   River Holding Corp., Series B, PIK (b), 11.500%......      213,827
                                                                    ------------
Phone Communication, except Radiotelephone (0.0%)
          1   NEXTLINK Communications, PIK (b), 14.000%,
                 due 02/01/2009....................................           43
                                                                    ------------
Radiotelephone Communications (1.7%)
      1,045   Nextel Communications, Inc., Series D, PIK (b),
                 13.000%...........................................    1,128,600
      1,085   Nextel Communications, Inc., Series E, PIK (b),
                 11.125%...........................................    1,101,190
                                                                    ------------
                                                                       2,229,790
                                                                    ------------
   NUMBER OF
    SHARES                              SECURITY                        VALUE
  -----------                         ------------                    ---------
Textile Mill Products (0.0%)
      4,874   Anvil Holdings, Series B, 13.000%.................... $      5,484
                                                                    ------------
Television and Radio Broadcast Stations (1.5%)
     10,000   Adelphia Communications, Series B, 13.000%...........    1,151,250
      1,000   Benedek Communications Corp., 11.500%................      813,750
          9   IXC Communications, Inc., Series B, PIK (b),
                 12.500%...........................................       10,073
                                                                    ------------
                                                                       1,975,073
                                                                    ------------
              Total preferred stock (cost $6,752,186) .............    6,779,974
                                                                    ------------
WARRANTS (0.0%)
Communication by Phone, Television, Radio, Cable (0.0%)
      2,450   Park `N View, Inc....................................       12,250
                                                                    ------------
              Total warrants (cost $0).............................       12,250
                                                                    ------------
SHORT-TERM INVESTMENTS (4.5%)
  6,000,000   AIM Liquid Asset Portfolio...........................    6,000,000
              Total short-term investments (cost $6,000,000).......    6,000,000
                                                                    ------------
Total investments (cost $124,252,536)  (93.0%).....................  123,371,504
                                                                    ------------
Other assets, less liabilities  (7.0%).............................    9,216,015
                                                                    ------------
Total Net Assets (100.0%).........................................  $132,587,519
                                                                    ============
---------------
(a) Restricted under Rule 144A of the Securities Act of 1933.
(b) PIK - Payment In Kind
    STEP - Bonds where the coupon increases or steps up at a predetermined rate.

   The accompanying notes are an integral part of these financial statements.

                                                    Searching for current income
CONSECO CONVERTIBLE SECURITIES FUND                     and capital appreciation
--------------------------------------------------------------------------------
Portfolio Manager's Review

Working the market.

   The U.S. equity markets closed out the 20th century with a bang. Although positive earnings were posted in almost all categories, Internet-specific sectors achieved spectacular gains.

   Convertible securities, representing a hybrid of the equity and bond markets, were influenced by both sectors but ultimately overcame the drag of higher interest rates and recorded significant gains. The Merrill Lynch Broad Convertible Index (excluding mandatory convertible securities) -- which has a larger-than-average allocation to the Internet sector -- returned more than 28% in the 4th quarter and 44.32% for the year. These figures are the highest returns for the index in 15 months.

   In the last three months of the year, the fund also had its strongest quarter on record, but our relatively lighter holdings of Internet issuers caused us to lag the torrid pace set by the overall convertible securities market. Nevertheless, the Conseco Convertible Securities Fund (Class A shares with sales load) earned 32.07% for the year.

Managing risk through intense research.

   Performance was paced by large gains in the underlying stocks of the fund's holdings in Nextel Communications, Cisco Systems, Inc. and NEXTLINK Communications, Inc. Consistent with our long-term investment philosophy, there have been few changes in the composition of the fund's core holdings. One core holding, Home Depot, Inc., was sold in order to avoid conversion into common stock, thereby limiting the amount of direct equity in the fund.

   With new net inflows of cash -- $29.8 million since Jan. 1, 1999 -- we added to our holdings in Level 3 Communications, Inc. and NEXTLINK Communications, Inc.

   Looking forward, we hope to justify continued investor confidence. However, the recent returns achieved by the U.S. stock market in general

Growth of $10,000(1)

             CONSECO CONVERTIBLE
               SECURITIES FUND        MERRILL LYNCH
  DATE        (CLASS A SHARES)   BROAD CONVERTIBLE INDEX
09/28/1998         9,425.00             10,000.00
12/31/1998        10,465.75             11,085.74
06/30/1999        12,212.07             12,554.52
12/31/1999        14,664.92             16,001.27

The growth of $10,000 chart is a comparison of the change in value of a $10,000 investment with dividends and capital gains reinvested for the period from inception of the Class A shares through 12/31/99. Past performance is no guarantee of future results.



and the fund in particular -- are impressive, but rather unrepresentative of the historical returns.

Staying the course through peaks and valleys.

   Historically, the average return on equities in the United States is about 10% per year. In the past 20 years, the S&P 500 Index has returned more than 17.5% per annum. However, investors should not expect repeats of these returns. Moreover, you should view convertible securities as a hybrid asset, combining the attributes of both bonds and stocks. As such, they have a more moderate risk profile than stocks, but should not be counted on to outperform an all-stock index/mutual fund during a sustained rally in the equity markets.

   A little dose of reality would also be a good prescription for the Internet equities. Our philosophy with regard to this sector remains unchanged. The Internet will revolutionize society and change the way we live. It's the fastest-growing sector of the convertible securities market.

                                                              CONSECO FUND GROUP
                                                              1999 Annual Report
--------------------------------------------------------------------------------

   We intend to remain focused on companies that provide the facilitating technology to Internet firms, rather than on the so-called pure Internet plays. Such pure-play Internet companies face daunting competition and a fickle investor base. What's more, they sport difficult-to-rationalize valuations.

   Until more -- much more -- attractive valuations are available in the pure Internet sector, we will continue on the path that has served the fund well.

Andrew S. Chow, CFA
Vice President, Portfolio Manager
Conseco Capital Management, Inc.

Average Total Return(1) (as of 12/31/99)
                                              Inception       One       Since
                                                Date         Year     Inception
                                              ---------     ------    ---------
   Class A...............................     09/28/98       32.07%     33.26%
   Class B...............................     09/28/98       32.43%     33.40%
   Class C...............................     09/28/98       38.12%     37.68%
   Class Y...............................     09/28/98       40.91%     40.02%
   ML Broad Convertible Index............     09/28/98       44.32%     42.28%
--------------------------------------------------------------------------------
 Top Five Sectors(2) (as of 12/31/99)
   Communications by Phone, Television, Radio, Cable................     25.6%
   Electrical, Other Electrical Equipment, except Computers.........     23.5%
   Business Services................................................      8.4%
   Industrial, Commercial Machinery, Computers......................      8.2%
   Motion Pictures..................................................      5.2%
--------------------------------------------------------------------------------
 Top Ten Holdings (as of 12/31/99)
   Level One Communications, Inc....................................      6.1%
   Nextel Communications, Inc.......................................      5.7%
   NEXTLINK Communications, Inc.....................................      4.9%
   AIM Liquid Asset Portfolio.......................................      4.6%
   Level 3 Communications...........................................      4.0%
   Antec Corp.......................................................      3.8%
   Lattice Semiconductor Corp.......................................      3.7%
   Liberty Media Group..............................................      3.5%
   IDEC Pharmaceuticals.............................................      3.5%
   ASM Lithography..................................................      3.3%
 * Current Net Assets: $71,080,623
 * Increase in Net Assets YTD: $43,466,169
 * Percentage Increase in Net Assets YTD: 157.4%
 * Beta: 0.57 (Class A shares)(3)

--------------------------------------------------------------------------------
(1) Past performance is no guarantee of future results. Your investment return and principal will fluctuate and your shares may be worth more or less than their original cost. Total return is provided in accordance with SEC guidelines for comparative purposes and reflects certain contractual fee waivers and/or expense reimbursements through April 30, 2000. If the waivers were not in place, the fund's return would have been lower. Total return is shown with the applicable sales load or contingent-deferred sales charge. The maximum sales load for the Conseco Convertible Securities Fund is 5.75%. Our benchmark index, the Merrill Lynch (ML) Broad Convertible Index is an unmanaged index considered to be representative of the convertible securities market in general. The Merrill Lynch Bond Index and the Standard & Poor's 500 Index are secondary indices used for additional comparisons only. The Merrill Lynch Bond Index is an unmanaged index considered to be representative of the fixed income market in general. The Standard & Poor's 500 Index is an unmanaged index considered to be representative of the stock market in general.

(2) Top corporate sectors are based on general Standard Industrial Classifications categorizations and are not intended to represent detailed classifications.

(3) Beta measures the fund's volatility compared to the Merrill Lynch Broad Convertible Index.

CONSECO CONVERTIBLE SECURITIES FUND
--------------------------------------------------------------------------------
Schedule of Investments
December 31, 1999

   NUMBER OF
    SHARES                              SECURITY                        VALUE
  -----------                         ------------                    ---------
COMMON STOCKS (10.7%)
Business Services (2.0%)
     12,000   Microsoft Corp. (a)................................    $1,401,000
                                                                     ----------
Communications by Phone, Television, Radio, Cable  (2.2%)
     19,805   MediaOne Group, Inc. (a)...........................     1,521,272
                                                                     ----------
Electrical, Other Electrical Equipment, except Computers  (3.8%)
     75,000   Antec Corp. (a)....................................     2,737,500
                                                                     ----------
Industrial, Commercial Machinery, Computers ( 2.7%)
     18,000   Cisco Systems, Inc. (a)............................     1,928,250
                                                                     ----------
              Total common stocks (cost $3,631,455)                   7,588,022
                                                                     ----------
PREFERRED STOCKS (1.4%)
Insurance Carriers (1.4%)
     13,500   Life Re Capital Trust II, 6.000%...................     1,017,562
                                                                     ----------
              Total preferred stocks (cost $1,002,498)                1,017,562
                                                                     ----------
PREFERRED STOCKS - CONVERTIBLE (27.3%)
Business Services (4.1%)
     20,000   Verio, Inc., 6.750%, conv into VRIO
                 common stock, (b) Cost - $1,000,000;
                 Acquired - 7/15/1999 (a)........................     1,127,500
     30,000   PSINet, Inc., Class C,  6.750%, conv into PSIX
                 common stock....................................     1,751,250
                                                                     ----------
                                                                      2,878,750
                                                                     ----------
   NUMBER OF
    SHARES                              SECURITY                        VALUE
  -----------                         ------------                    ---------
Communications by Phone, Television, Radio, Cable (15.9%)
      5,000   Adelphia Communications Corp., Series D,
                 5.500%, conv into ADLAC common stock............   $   941,250
     20,000   MediaOne Group, Inc., 6.250%, PIES (c), conv into
                 VOD common stock................................     2,160,000
     15,000   Newfield Financial Trust I, 6.500%, conv into
                 NFX common stock................................       701,250
      4,000   Nextel Communications, Inc., 0.000%, conv into
                 NXTL common stock, (b) Cost - $1,014,700;
                 Acquired - 12/18/1998 (a).......................     4,024,000
     18,000   NEXTLINK Communications, Inc., 6.500%, conv
                 into NXLK common stock..........................     3,465,000
                                                                    -----------
                                                                     11,291,500
                                                                    -----------
Depository Institutions  (1.7%)
     25,000   Sovereign Capital Trust II, 7.500%, conv into
                 SVRN common stock ..............................     1,215,625
                                                                    -----------
General Merchandise Stores (0.6%)
     10,000   Kmart Financing, Inc., I, 7.750%, conv into
                 KM common stock.................................       437,500
                                                                    -----------
Industrial, Commercial Machinery, Computers (1.4%)
      6,000   Coltec Capital Trust, 5.250%, conv into GR
                 common stock (a)................................       234,000
     23,450   WBK STRYPES Trust, STRYPES (c) ....................       751,866
                                                                    -----------
                                                                        985,866
                                                                    -----------
Miscellaneous Retail (1.0%)
     10,000   CVS Corp., 6.000%, conv into CVS
                 common stock....................................       712,500
                                                                    -----------

   The accompanying notes are an integral part of these financial statements.

                                                              CONSECO FUND GROUP
                                                              1999 Annual Report
--------------------------------------------------------------------------------
Schedule of Investments
December 31, 1999

   NUMBER OF
    SHARES                          SECURITY                           VALUE
  -----------                      -----------                       --------
Motion Pictures  (1.7%)
      4,000   TCI Pacific Communications, Inc., Series A,
                 5.000%, conv into T common stock...............    $ 1,233,144
                                                                    -----------
Railroad Transportation  (0.9%)
     15,000   Canadian National Railway Co., 5.500%, conv into
                 CNI common stock...............................        630,000
                                                                    -----------
              Total preferred stocks - convertible
                 (cost $14,061,175).............................     19,384,885
                                                                    -----------
   PRINCIPAL
    AMOUNT
 -------------
CONVERTIBLE BONDS (51.5%)
Building Material, Hardware, Garden Rental  (0.7%)
  1,000,000   Elan International Financial, 0.000% (d),
                 due 12/14/2018, conv into ELN common stock,
                 (b) Cost - $542,840; Acquired - 12/09/1998.....        530,000
                                                                    -----------
Business Services (2.3%)
    750,000   Citrix Systems, Inc., 0.000% (d), due 3/22/2019,
                 conv into CTXS common stock,
                 (b) Cost - $284,914; Acquired - 03/17/1999.....        665,625
  1,000,000   At Home Corp., 4.750%, due 12/15/2006,
                 conv into ATHM common stock,
                 (b) Cost - $1,000,000; Acquired - 12/08/1999...        952,500
                                                                    -----------
                                                                      1,618,125
                                                                    -----------
Chemicals and Allied Products (4.2%)
    500,000   Alza Corp., 5.000%, due 05/01/2006, conv into
                 AZA common stock...............................        526,250
  2,000,000   IDEC Pharmaceuticals, 0.000% (d), due 02/16/2019,
                 conv into IDPH common stock,
                 (b) Cost - $1,569,459; Acquired - 10/26/1999...      2,497,500
                                                                    -----------
                                                                      3,023,750
                                                                    -----------
   PRINCIPAL
    AMOUNT                              SECURITY                        VALUE
  -----------                         ------------                    ---------
Communications by Phone, Television, Radio, Cable  (9.2%)
  1,000,000   Echostar Communications, 4.875%,
                 due 01/01/2007, conv into DISH
                 common stock, (b) Cost - $1,000,000;
                 Acquired - 12/03/1999..........................    $ 1,225,000
  1,000,000   Global Telesystems, Inc., 5.750%, due 07/01/2010,
                 conv into GTSG common stock....................      1,312,500
  1,000,000   ITC Deltacom, Inc., 4.500%, due 05/15/2006,
                 conv into ITCD common stock,
                 (b) Cost - $1,000,000; Acquired - 05/06/1999...      1,200,000
  2,000,000   Level 3 Communications, 6.000%, due 09/15/2009,
                 conv into LVLT common stock....................      2,810,000
                                                                    -----------
                                                                      6,547,500
                                                                    -----------
Durable Goods - Wholesale (1.4%)
  3,000,000   Ingram Micro, Inc., 0.000% (d), due 06/09/2018,
                 conv into IM common stock......................        986,250
                                                                    -----------
Electrical, Other Electrical Equipment, except Computers (18.0%)
  2,000,000   ASM Lithography, 4.250%, due 11/30/2004,
                 conv into ASML common stock,
                 (b) Cost - $2,000,000; Acquired - 11/19/1999...      2,360,000
  2,000,000   Lattice Semiconductor Corp, 4.750%, due
                 11/01/2006, conv into LSCC common stock,
                 (b) Cost - $2,028,750; Acquired - 10/29/1999...      2,622,500
  1,600,000   Level One Communications, Inc., 4.000%, due
                 09/01/2004, conv into LEVL common stock........      4,334,000
  1,100,000   Micron Technology, Inc., 7.000%, due 07/01/2004,
                 conv into MU common stock......................      1,420,375
  1,500,000   Stmicroelectronics NV, 0.000% (d), due 09/22/2009,
                 conv into STM common stock.....................      2,058,750
                                                                    -----------
                                                                     12,795,625
                                                                    -----------

   The accompanying notes are an integral part of these financial statements.

Conseco Convertible Securities Fund

Schedule of Investments
December 31, 1999

   PRINCIPAL
    AMOUNT                          SECURITY                           VALUE
  -----------                      -----------                       --------
General Merchandise Stores (2.3%)
  1,500,000   Costco Companies, Inc., 0.000% (d), due
                 08/19/2017, conv into COST common stock........    $ 1,597,500
                                                                    -----------
Health Services (1.8%)
  2,000,000   Wellpoint Health Networks, Inc., 0.000% (d),
                 due 07/02/2019, conv into WLP
                 common stock...................................      1,285,000
                                                                    -----------

Industrial, Commercial Machinery, Computers  (4.1%)
  2,000,000   Hewlett Packard Co., 0.000% (d), due 10/14/2007,
                 conv into HWP common stock.....................      1,377,500
  2,000,000   Solectron Corp., 0.000% (d), due 01/27/2019,
                 conv into SLR common stock.....................      1,512,500
                                                                    -----------
                                                                      2,890,000
                                                                    -----------
Motion Pictures (3.5%)
  2,000,000   Liberty Media Group, 4.000%, due 11/15/2029,
                 conv into PCS common stock,
                 (b) Cost - $2,000,000; Acquired - 11/10/1999...      2,520,000
                                                                    -----------
Paper and Allied Products  (2.1%)
  1,350,000   APP Global Finance V Ltd., 2.000%,
                 due 07/25/2000, conv into PAP common stock,
                 (b) Cost - $1,293,634;
                 Acquired - 11/25/1998, 4/29/1999, 6/04/1999....      1,471,500
                                                                    -----------
Oil and Gas Extraction  (1.9%)
  4,000,000   Pride International, Inc., 0.000% (d),
                 due 04/24/2018, conv into PDE common stock.....      1,345,000
                                                                    -----------
              Total convertible bonds (cost $29,746,467)........     36,610,250
                                                                    -----------

   PRINCIPAL
    AMOUNT                          SECURITY                           VALUE
  -----------                      -----------                       --------
CORPORATE BONDS (3.0%)
Paper and Allied Products  (1.5%)
  1,000,000   APP Global Finance V Ltd., 2.000%,
                 due 07/25/2000.................................    $ 1,090,000
                                                                    -----------
Textile Mill Products  (1.5%)
  1,000,000   Worldwide Fiber, Inc., 12.000%, due 08/01/2009,
                 (b) Cost - $1,000,000; Acquired - 7/23/1999....      1,050,000
                                                                    -----------
              Total corporate bonds  (cost $2,080,000)..........      2,140,000
                                                                    -----------
   NUMBER OF
    SHARES
 -------------
SHORT-TERM INVESTMENTS (4.6%)

  3,307,000   AIM Liquid Asset Portfolio........................      3,307,000
                                                                    -----------
              Total short-term investments (cost $3,307,000) ...      3,307,000
                                                                    -----------
Total investments (cost $53,828,595) (98.5%) ...................     70,047,719
                                                                    -----------
Other assets, less liabilities  (1.5%) .........................      1,032,904
                                                                    -----------
Total Net Assets (100.0%) ......................................    $71,080,623
                                                                    ===========

---------------
(a) Non-income producing security.
(b) Restricted under Rule 144A of the Securities Act of 1933.
(c) PIES -Premium Income Exchangeable Securities.
    STRYPES - Structured Yield Product Exchangeable for Stock.
(d) Zero Coupon - Bonds that make no interest payments.

   The accompanying notes are an integral part of these financial statements.

Conseco Balanced Fund  Searching for income consistent with capital appreciation
--------------------------------------------------------------------------------

Portfolio Managers' Review

   The Conseco Balanced Fund achieved a one-year total return of 22.00% (Class A shares with sales load) versus the S&P 400 Midcap Index return of 14.72% and the Lehman Brothers Aggregate Bond Index return of -0.82%.

   This performance ranked the fund 11 out of 223 funds for one-year returns, as tracked by Lipper Analytical Services.(1)

   Its three-year performance also earned the fund a four-star ranking (of a possible five stars) from Morningstar, which placed the fund in the top third of its asset category.(2) This was the first year in which the fund was eligible for a Morningstar ranking. Both Lipper and Morningstar rankings are based on performance without the sales load.

A tale of two market environments.

   During 1999, equity markets had a record year driven by an ever-increasing amount of selectivity among sectors, while the fixed-income market experienced one of its worst years ever. In this environment, growth-oriented investors materially outperformed value investors.

   The equity charge, which propelled the market to new highs, was focused on technology, telecommunications and the Internet. Despite lofty valuations, these high-growth market segments became "safe havens," as investors rode out concerns over full employment, wage pressure and inflation.

The best of times.

   On the equity side, our analysts worked hard to identify the fastest growing market segments and select the best companies within each segment. As always, we continued to employ a balanced security-selection approach, based on strong bottom-up, fundamental research.

   Voicestream Wireless Corp. was an exceptional communications-sector performer. The company is in the midst of compiling a nationwide wireless network based on the Global Systems for Mobile Communications (GSM) standard. This network creates a valuable platform upon which the company can capitalize on increasing use of mobile devices aimed at accessing the Internet.

Growth of $10,000(3)

             CONSECO BALANCED FUND  LEHMAN BROTHERS AGGREGATE    S&P 400
  DATE         (CLASS A SHARES)            BOND INDEX             VALUE
01/02/1997          9,425.00                10,000.00           10,000.00
12/31/1997         11,045.33                10,967.34           13,224.81
12/31/1998         12,420.34                11,918.63           15,754.27
12/31/1999         16,076.69                11,819.66           18,072.09

The growth of $10,000 chart is a comparison of the change in value of a $10,000 investment with dividends and capital gains reinvested for the period from inception of the Class A shares through 12/31/99. Past performance is no guarantee of future results.


   Biotechnology continued to be an emerging focus area for us, based on large pharmaceutical companies' need to refill their product pipelines as patents for key drugs continue to expire. Research spending is migrating toward drug development and gene mapping. PE Corp. - PE Biosystems, a company that provides equipment used in genomic research, is a major player in this trend.

--------------------------------------------------------------------------------
(1) Reflects performance for the Class A shares versus the Lipper Flexible Portfolio Funds category for the period ending Dec. 31, 1999. Lipper Analytical Services is an independent organization that compiles performance data on investment companies.

(2) Morningstar proprietary ratings reflect historical risk-adjusted performance. The ratings are subject to change every month. Morningstar ratings are calculated from a fund's 3-, 5- and 10-year average annual returns in excess of 90-day T-bill returns with appropriate fee adjustments and a risk factor that reflects fund performance below 90-day T-bill returns. The top 10% of the funds in a broad asset class receive 5 stars; the next 22.5% receive 4 stars; the next 35% receive 3 stars; the next 22.5% receive 2 stars and the bottom 10% receive 1 star.

                                                              CONSECO FUND GROUP
Morningstar Ranking(2): * * * * (of 3,533 funds)              1999 Annual Report
--------------------------------------------------------------------------------
The worst of times.

   In the fixed-income market, U.S. Treasury yields increased by more than 170 basis points in 1999 resulting from Federal rate hikes and continued inflationary fears. Although the Treasury market suffered, the exceptional strength of the U.S. economy boosted performance of the spread sectors. Excess returns (measured by return over U.S. Treasuries) in the corporate and asset-backed sectors were the highest since 1991 and 1992.

Looking back, moving forward.

   1999 will be remembered as one of narrow focus and high valuations. The fund's shareholders benefited from our disciplined investment process, which covers all asset classes.

   With valuations at record levels, it may be unrealistic to expect similar returns in 2000. Going into the new year, we will be keeping a keen eye on interest rates and market movements in Europe and Asia. As always, we will be steadfast in our approach -- investing for total return in companies with outstanding growth opportunities.

Gregory J. Hahn, CFA                        Thomas J. Pence, CFA
Senior Vice President,                      Senior Vice President,
Portfolio Manager                           Portfolio Manager
Conseco Capital Management, Inc.            Conseco Capital Management, Inc.


Average Annual Total Return(3) (as of 12/31/99)

                                              Inception      One        Since
                                                Date        Year      Inception
                                              ---------    ------     ---------
   Class A...............................      01/02/97     22.00%      17.15%
   Class B...............................      02/10/98     22.35%      14.94%
   Class C...............................      02/13/98     27.52%      17.08%
   Class Y...............................      01/02/97     30.07%      20.07%
   Lehman Brothers
     Aggregate Bond Index................      01/02/97     (0.82%)      5.73%
   S&P 400 Midcap Index .................      01/02/97     14.72%      21.80%
--------------------------------------------------------------------------------
 Top Five Sectors(4) (as of 12/31/99)
   Communications by Phone, Television, Radio, Cable................     14.5%
   Business Services................................................     13.2%
   Electrical, Other Electrical Equipment, except Computers.........      8.9%
   Electric, Gas, Water, Cogeneration, Sanitary Services............      7.6%
   Measuring Instruments, Photo Goods, Watches......................      6.6%
--------------------------------------------------------------------------------
 Top Ten Holdings (as of 12/31/99)
   Veritas Software Corp............................................      2.6%
   Symbol Technologies, Inc.........................................      2.6%
   PSI Energy, Inc..................................................      2.5%
   Microsoft Corp...................................................      2.2%
   Research in Motion, Ltd..........................................      2.0%
   Yorkshire Power Finance, Ltd.....................................      1.9%
   NEXTLINK Communications, Inc.....................................      1.9%
   Integrated Device Technology, Inc................................      1.9%
   U.S. Treasury Bond...............................................      1.8%
   EchoStar Communications Corp.....................................      1.7%
 * Current Net Assets: $46,235,852
 * Increase in Net Assets YTD: $13,536,079
 * Percentage Increase in Net Assets YTD: 41.4%
 * Beta: 1.10 (A shares)(5)

--------------------------------------------------------------------------------
(3) Past performance is no guarantee of future results. Your investment return and principal will fluctuate and your shares may be worth more or less than their original cost. Total return is provided in accordance with SEC guidelines for comparative purposes and reflects certain contractual fee waivers and/or expense reimbursements through April 30, 2000. If the waivers were not in place, the fund's return would have been lower. Total return is shown with the applicable sales load or contingent-deferred sales charge. The maximum sales load for the Conseco Balanced Fund is 5.75%. The Lehman Brothers Aggregate Bond Index is an unmanaged index considered to be representative of the bond market in general. The Standard & Poor's 400 Midcap Index is an unmanaged index considered to be representative of the mid-cap stock arena in general.

(4) Top sectors are based on Standard Industry Categorizations and are not intended to represent detailed classifications.

(5) Beta measures the fund's volatility compared to a 50%/50% blend of the S&P 400 Midcap Index and the Lehman Brothers Aggregate Bond Index.

Conseco Balanced Fund
--------------------------------------------------------------------------------
Schedule of Investments
December 31, 1999

   NUMBER OF
    SHARES                          SECURITY                           VALUE
  -----------                      -----------                       --------
COMMON STOCKS (60.1%)
Apparel and Accessory Stores (0.5%)
     12,770   Too, Inc. (a)......................................    $  220,283
                                                                     ----------
Business Services (13.2%)
      3,080   BMC Software, Inc. (a).............................       246,207
        830   BroadVision, Inc. (a)..............................       141,152
      2,375   Citrix Systems, Inc. (a)...........................       292,125
      8,230   Concord EFS, Inc. (a)..............................       211,923
      1,560   Electronic Arts, Inc. (a)..........................       131,040
      3,660   Fiserv, Inc. (a)...................................       140,224
      7,470   go.com (a).........................................       177,880
        840   i2 Technologies, Inc. (a)..........................       163,800
      8,160   Legato Systems, Inc. (a)...........................       561,510
      8,910   Microsoft Corp. (a)................................     1,040,242
      1,950   Retek, Inc. (a)....................................       146,738
      1,620   Sapient Corp. (a)..................................       228,319
      2,160   Scient Corp. (a)...................................       186,705
      2,840   Siebel Systems, Inc. (a)...........................       238,560
     17,105   Sotheby's Holdings, Inc. - Class A.................       513,150
      3,050   Symantec Corp. (a).................................       178,806
      9,570   Technology Solutions Co. (a).......................       313,418
      8,320   VERITAS Software Corp. (a).........................     1,190,800
                                                                     ----------
                                                                      6,102,599
                                                                     ----------
Chemicals and Allied Products (2.4%)
      2,750   Enzon, Inc. (a)....................................       119,281
      8,010   Gilead Sciences, Inc. (a)..........................       433,541
      1,650   Medimmune, Inc. (a)................................       273,694
      1,980   Protein Design Labs, Inc. (a)......................        94,500
      3,960   Transkaryotic Therapies, Inc. (a)..................       176,715
                                                                     ----------
                                                                      1,097,731
                                                                     ----------
   NUMBER OF
    SHARES                          SECURITY                           VALUE
  -----------                      -----------                       --------
Communications by Phone, Television, Radio, Cable (11.8%)
      3,910   Adelphia Communications Corp. - Class A (a)........    $  256,594
     22,240   American Mobile Satellite Corp.....................       468,430
      7,640   American Tower Corp. - Class A (a).................       233,497
         50   Broadwing, Inc.....................................         1,844
     10,490   Charter Communications, Inc. - Class A (a).........       229,469
      5,588   Infinity Broadcasting Corp. (a)....................       202,216
      7,200   MCI Worldcom, Inc. (a).............................       382,050
      8,880   McLeodUSA, Inc. - Class A (a)......................       522,810
     10,540   NEXTLINK Communications, Inc. (a)..................       875,479
      1,940   Omnipoint Corp. (a)................................       234,013
     20,275   Research In Motion, Ltd. (a).......................       936,452
      1,900   Teligent, Inc. - Class A (a).......................       117,325
      4,880   VoiceStream Wireless Corp. (a).....................       694,485
      3,910   WinStar Communications, Inc. (a)...................       294,228
                                                                     ----------
                                                                      5,448,892
                                                                     ----------
Depository Institutions (0.9%)
      1,490   First Virginia Banks, Inc..........................        64,070
      5,650   National Commerce Bancorporation...................       128,184
     12,850   North Fork Bancorporation, Inc.....................       224,875
                                                                     ----------
                                                                        417,129
                                                                     ----------
Educational Services (0.2%)
      5,850   DeVry, Inc. (a)....................................       108,956
                                                                     ----------
Electric, Gas, Water, Cogeneration, Sanitary Services (1.0%)
      4,090   American Water Works Company, Inc..................        86,912
      5,190   Illinova Corp......................................       180,352
      5,960   The Montana Power Co...............................       214,932
                                                                     ----------
                                                                        482,196
                                                                     ----------

   The accompanying notes are an integral part of these financial statements.

                                                              CONSECO FUND GROUP
                                                              1999 Annual Report
--------------------------------------------------------------------------------
Schedule of Investments
December 31, 1999

   NUMBER OF
    SHARES                          SECURITY                           VALUE
  -----------                      -----------                       --------
Electrical, Other Electrical Equipment, except Computers (8.2%)
      6,850   Advanced Micro Devices, Inc. (a)...................    $  198,222
      4,330   CTS Corp...........................................       326,374
      3,280   Conexant Systems, Inc. (a).........................       217,710
      7,610   Digital Microwave Corp. (a)........................       178,359
      8,290   EchoStar Communications Corp. - Class A (a)........       808,275
     29,530   Integrated Device Technology, Inc. (a).............       856,370
      1,880   PMC-Sierra, Inc. (a)...............................       301,388
      7,080   TeleCorp PCS, Inc. (a).............................       269,040
      5,610   Tellabs, Inc. (a)..................................       360,092
      1,380   The DII Group, Inc. (a)............................        97,937
      3,430   Vitesse Semiconductor Corp. (a)....................       179,861
                                                                     ----------
                                                                      3,793,628
                                                                     ----------
Engineering, Accounting, Research, Management Services (0.9%)
        760   Affymetrix, Inc. (a)...............................       128,963
      1,620   Millenium Pharmaceuticals, Inc. (a)................       197,640
      1,350   Whittman-Hart, Inc. (a)............................        72,394
                                                                     ----------
                                                                        398,997
                                                                     ----------
Fabricators Metal, except Machinery and Transportation Equipment (0.9%)
      8,510   Danaher Corp.......................................       410,607
                                                                     ----------
Food and Kindred Products (2.0%)
      6,880   Adolph Coors Co....................................       361,200
     11,550   Ralston Purina Group...............................       321,956
      6,870   Tootsie Roll Industries, Inc.......................       226,281
                                                                     ----------
                                                                        909,437
                                                                     ----------
General Merchandise Stores (0.6%)
      2,560   Cost Plus, Inc. (a)................................        91,200
      1,390   Costco Wholesale Corp. (a).........................       126,837
      5,020   Family Dollar Stores, Inc..........................        81,889
                                                                     ----------
                                                                        299,926
                                                                     ----------
   NUMBER OF
    SHARES                          SECURITY                           VALUE
  -----------                      -----------                       --------
Home Furniture and Equipment Stores (0.6%)
      6,050   Circuit City Stores, Inc...........................    $  272,628
                                                                     ----------
Industrial, Commercial Machinery, Computers (4.7%)
     13,420   Adaptec, Inc. (a)..................................       669,323
      1,590   Extreme Networks, Inc. (a).........................       132,765
     18,650   Symbol Technologies, Inc...........................     1,185,441
      4,790   Weatherford International, Inc. (a)................       191,301
                                                                     ----------
                                                                      2,178,830
                                                                     ----------
Measuring Instruments, Photo Goods, Watches (5.1%)
      4,120   Agilent Technologies, Inc. (a).....................       318,527
      3,620   Credence Systems Corp. (a).........................       313,130
      5,390   Guidant Corp. (a)..................................       253,330
      5,850   PE Corp. - PE Biosystems Group.....................       703,828
     14,760   Waters Corp. (a)...................................       782,280
                                                                     ----------
                                                                      2,371,095
                                                                     ----------
Non-Durable Goods Wholesale (1.7%)
     47,270   U.S. Foodservice (a)...............................       791,773
                                                                     ----------
Oil and Gas Extraction (3.0%)
      4,260   BJ Services Co. (a)................................       178,121
      5,220   Burlington Resources, Inc..........................       172,586
     13,710   Diamond Offshore Drilling, Inc.....................       419,012
     10,980   ENSCO International, Inc...........................       251,167
      5,580   Nabors Industries, Inc. (a)........................       172,631
     22,290   Ocean Energy, Inc. (a).............................       172,747
                                                                     ----------
                                                                      1,366,264
                                                                     ----------

   The accompanying notes are an integral part of these financial statements.

Conseco Balanced Fund
--------------------------------------------------------------------------------
Schedule of Investments
December 31, 1999

   NUMBER OF
    SHARES                          SECURITY                           VALUE
  -----------                      -----------                       --------
Printing, Publishing and Allied Lines (1.5%)
     12,432   A. H. Belo Corp. - Class A........................    $   236,985
      4,980   The E.W. Scripps Co. - Class A....................        223,166
        390   The Washington Post Co. - Class B.................        216,791
                                                                    -----------
                                                                        676,942
                                                                    -----------
Water Transportation (0.9%)
      8,650   Royal Caribbean Cruises, Ltd......................        426,553
                                                                    -----------
              Total common stocks (cost $21,617,568)............     27,774,466
                                                                    -----------
PREFERRED STOCKS (1.6%)
Insurance Carriers (0.4%)
      8,000   Lincoln National Capital, TOPrS (c), 6.400%.......        198,500
                                                                    -----------
Measuring Instruments, Photo Goods, Watches (0.8%)
      5,927   River Holding Corp., Series B, PIK (c), 11.500%...        356,378
                                                                    -----------
Non-Depository Credit Institutions (0.4%)
      2,000   Centaur Funding Corp., 9.080%,
                 (b) Cost - $226,056; Acquired - 01/14/1999.....        204,500
                                                                    -----------
              Total preferred stock (cost $948,481) ............        759,378
                                                                    -----------
PREFERRED STOCK - CONVERTIBLE (1.8%)
Communications by Phone, Television, Radio, Cable (0.9%)
     12,000   Intermedia Communications, Inc., 7.000%,
                 (b) Cost - $300,000; Acquired - 10/24/1997.....        406,500
         20   IXC Communications, Series B, PIK (c), 12.500%....         22,252
                                                                    -----------
                                                                        428,752
                                                                    -----------
   NUMBER OF
    SHARES                          SECURITY                           VALUE
  -----------                      -----------                       --------
Electric, Gas, Water, Cogeneration, Sanitary Services (0.9%)
      6,000   The AES Trust II, 5.500%,
                 (b) Cost - $300,000; Acquired - 10/24/1997......   $   411,750
                                                                    -----------
              Total preferred stocks - convertible
                (cost $620,080)                                         840,502
                                                                    -----------
WARRANTS (0.0%)
Communications by Phone, Television, Radio, Cable (0.0%)
        100   Park `N View, Inc..................................           500
                                                                    -----------
Miscellaneous Manufacturing (0.0%)
        200   V2 Music Holdings..................................            --
                                                                    -----------
              Total warrants (cost $0)...........................           500
                                                                    -----------
   PRINCIPAL
    AMOUNT
 -------------
CORPORATE BONDS (28.2%)
Apparel and Other Finished Products (0.2%)
    100,000   Tommy Hilfiger Corp., 6.500%,
                 due 06/01/2003..................................        95,428
                                                                    -----------
Auto Repair and Parking (1.1%)
    400,000   Amerco-MTN, 7.470%, due 01/15/2027.................       379,708
    100,000   Avis Rent A Car, Inc., 11.000%,
                 due 05/01/2009..................................       105,500
                                                                    -----------
                                                                        485,208
                                                                    -----------

   The accompanying notes are an integral part of these financial statements.

                                                              CONSECO FUND GROUP
                                                              1999 Annual Report
--------------------------------------------------------------------------------
Schedule of Investments
December 31, 1999

   PRINCIPAL
    AMOUNT                          SECURITY                           VALUE
  -----------                      -----------                       --------
Communications by Phone, Television, Radio, Cable (1.8%)
    200,000   ALLTEL Corp., 6.800%, due 05/01/2029...............    $  174,427
    350,000   British Sky Broadcasting, 8.200%,
                 due 07/15/2009..................................       337,059
    150,000   Cable and Wireless Communications PLC,
                 6.375%, due 03/06/2003..........................       148,575
    100,000   Nextel Communications, Inc., 9.750%,
                 due 08/15/2004..................................       103,500
    100,000   Park `N View, Inc., Series B, 13.000%,
                 due 5/15/2008...................................        75,000
                                                                     ----------
                                                                        838,561
                                                                     ----------
Depository Institutions (5.4%)
    300,000   Centura Bank, 6.500%, due 03/15/2009...............       272,107
    500,000   Dime Bancorp, Inc., 7.000%, due 07/25/2001.........       493,221
    100,000   FMR Corp., 7.570%, due 06/15/2029,
                 (b) Cost - $100,000; Acquired - 06/17/1999......        96,422
    150,000   Key Bank, National Association, 6.500%,
                 due 04/15/2008..................................       139,638
    600,000   PNC Funding Corp., 7.500%, due 11/01/2009..........       591,870
    335,000   Sovereign Bancorp, Inc., 10.250%,
                 due 05/15/2004..................................       340,025
    650,000   Union Planters Bank, National Association,
                 6.500%, due 03/15/2008..........................       584,858
                                                                     ----------
                                                                      2,518,141
                                                                     ----------
Electric, Gas, Water, Cogeneration, Sanitary Services (5.7%)
    400,000   Commonwealth Edison, Series 88, 8.375%,
                 due 02/15/2023..................................       389,319
  1,175,000   PSI Energy, Inc., 7.850%, due 10/15/2007...........     1,158,429
    100,000   Waste Management, Inc., 7.000%,
                 due 07/15/2028..................................        74,715
    100,000   Waste Management, Inc., 6.625%,
                 due 07/15/2002..................................        93,792
  1,000,000   Yorkshire Power Finance, Ltd., Series B,
                 6.496%, due 02/25/2008..........................       899,559
                                                                     ----------
                                                                      2,615,814
                                                                     ----------
   PRINCIPAL
    AMOUNT                          SECURITY                           VALUE
  -----------                      -----------                       --------
Electrical, Other Electrical Equipment, except Computers (0.7%)
    400,000   Motorola, Inc., 6.500%, due 11/15/2028.............    $  344,664
                                                                     ----------
Food Stores (0.6%)
    300,000   Kroger Co., 6.000%, due 07/01/2000.................       299,032
                                                                     ----------
General Merchandise Stores (0.3%)
    150,000   Shopko Stores, Inc., 6.500%, due 08/15/2003........       142,510
                                                                     ----------
Insurance Carriers (1.4%)
    500,000   Mutual Life Insurance Co. of New York, STEP (c)
                 0.000%/11.250%, due 08/15/2024,
                 (b) Cost - $643,975; Acquired - 10/19/1999......       645,113
                                                                     ----------
Lumber and Wood Products, except Furniture (1.1%)
    500,000   West Fraser Mill, 7.250%, due 09/15/2002,
                 (b) Cost - $499,920; Acquired - 01/06/1997......       497,281
                                                                     ----------
Measuring Instruments, Photo Goods, Watches (0.7%)
    350,000   Bausch & Lomb, Inc., 6.150%,
                 due 08/01/2001..................................       343,972
                                                                     ----------
Miscellaneous Manufacturing (0.2%)
    200,000   V2 Music Holdings, STEP (c) 0.000%/14.000%,
                 due 04/15/2008, (b) Cost - $128,184;
                 Acquired - 05/07/1998...........................        69,000
                                                                     ----------
Motion Pictures (0.2%)
    100,000   Liberty Media Corp., 8.500%, due 07/15/2029,
                 (b) Cost - $97,230; Acquired - 8/11/1999........       101,539
                                                                     ----------

   The accompanying notes are an integral part of these financial statements.

Conseco Balanced Fund
--------------------------------------------------------------------------------
Schedule of Investments
December 31, 1999

   PRINCIPAL
    AMOUNT                          SECURITY                           VALUE
  -----------                      -----------                       --------
Oil and Gas Extraction (1.6%)
    270,000   LASMO (USA), Inc., 7.300%, due 11/15/2027..........    $  246,710
    500,000   R&B Falcon Corp, 9.500%, due 12/15/2008............       503,750
                                                                     ----------
                                                                        750,460
                                                                     ----------
Petroleum Refining and Related Industries (1.3%)
    100,000   Lyondell Chemical Co., Series A, 9.625%,
                 due 05/01/2007..................................       102,750
     75,000   Lyondell Chemical Co., 10.875%,
                 due 05/01/2009..................................        77,625
    350,000   Pennzoil Co., 10.125%, due 11/15/2009..............       397,362
                                                                     ----------
                                                                        577,737
                                                                     ----------
Pipe Lines, except Natural Gas (0.7%)
    300,000   Osprey Trust/Osprey I, 8.310%, due 01/15/2003,
                 (b) Cost - $300,000; Acquired 09/16/1999........       298,074
                                                                     ----------
Primary Metal Industries (0.4%)
    200,000   Easco Corp, Series B, 10.000%, due 03/15/2001......       202,250
                                                                     ----------
Real Estate (0.4%)
    250,000   Pinnacle Holdings, Inc., STEP (c)
                 0.000%/10.000%, due 03/15/2008..................       165,000
                                                                     ----------
Real Estate Investment Trusts (REITS) (2.6%)
    150,000   CarrAmerica Realty Corp., 6.625%,
                 due 03/01/2005..................................       136,387
    100,000   Corporate Property Investors, Inc., 9.000%,
                 due 03/15/2002, (b) Cost - $109,680;
                 Acquired - 3/17/1998............................       101,907
    500,000   Regency Centers, L.P., 7.400%, due 04/01/2004......       478,940
    500,000   United Dominion Realty Trust, Inc., 8.125%,
                 due 11/15/2000..................................       502,721
                                                                     ----------
                                                                      1,219,955
                                                                     ----------
   PRINCIPAL
    AMOUNT                          SECURITY                           VALUE
  -----------                      -----------                       --------
Security and Commodity Brokers (0.7%)
    350,000   Lehman Brothers Holdings, Inc., 7.000%,
                 due 05/15/2003................................     $   345,313
                                                                    -----------
Tobacco Products (0.7%)
    350,000   R.J. Reynolds Tobacco Holdings, Inc., 7.375%,
                 due 05/15/2003................................         328,954
                                                                    -----------
Transportation Equipment (0.4%)
    180,000   Ford Motor Co., 7.450%, due 07/16/2031...........         173,558
                                                                    -----------
              Total corporate bonds (cost $13,432,224).........      13,057,564
                                                                    -----------
MUNICIPAL BONDS (1.2%)
    250,000   Capital Projects Finance Authority,
                 Florida Revenue, 8.000%, due 12/01/2001.......         247,846
    350,000   Mississippi Development Bank,
                 Special Obligation, Series 1998, 8.500%,
                 due 12/01/2018................................         315,256
                                                                    -----------
              Total municipal bonds (cost $600,000)............         563,102
                                                                    -----------
COLLATERALIZED MORTGAGE OBLIGATIONS (0.6%)
    270,000   First Union National Bank Commercial
                 Mortgage, 99-C4 A1, 7.184%, due 09/15/2008....         268,622
                                                                    -----------
              Total collateralized mortgage obligations
                 (cost $271,347)...............................         268,622
                                                                    -----------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS (1.9%)
     40,000   U.S. Treasury Bond, 5.250%, due 11/15/2028.......          32,975
    990,000   U.S. Treasury Bond, 5.250%, due 02/15/2029.......         819,225
                                                                    -----------
              Total U.S. government and agency obligations
                 (cost $891,539)...............................         852,200
                                                                    -----------

   The accompanying notes are an integral part of these financial statements.

                                                              CONSECO FUND GROUP
                                                              1999 Annual Report
--------------------------------------------------------------------------------
Schedule of Investments
December 31, 1999

   NUMBER OF
    SHARES                          SECURITY                           VALUE
  -----------                      -----------                       --------
SHORT-TERM INVESTMENTS (1.5%)
    693,000   AIM Liquid Asset Portfolio.........................   $   693,000
                                                                    -----------
              Total short-term investments (cost $693,000).......       693,000
                                                                    -----------
Total investments (cost $39,074,239)  (96.9%)....................    44,809,334
                                                                    -----------
Other assets, less liabilities  (3.1%)...........................     1,426,518
                                                                    -----------
Total Net Assets  (100.0%)                                          $46,235,852
                                                                    ===========
---------------
(a) Non-income producing security.
(b) Restricted under Rule 144A of the Securities Act of 1933.
(c) PIK - Payment In Kind
    STEP - Bonds where the coupon increases or steps up at a predetermined rate. TOPrS - Trust Originated Preferred Securities.

   The accompanying notes are an integral part of these financial statements.

Conseco Equity Fund                   Searching for high equity and total return
--------------------------------------------------------------------------------
Portfolio Manager's Review

Mid caps for the new millennium.

   As we expected, the last half of 1999 brought about a robust rally for mid-cap growth stocks.

   The Conseco Equity Fund reveled in this market turnaround with a one-year total return of 47.23% (Class A shares with sales load), beating the S&P 400 Midcap Index of 14.72% and the S&P 500 Index of 21.04%.

   This one-year performance boosted the fund to 24 out of 144 funds in the Lipper Midcap Core Funds peer group.(1)

   The fund also earned a four-star Morningstar rating (of a possible five stars) for its three-year return.(2) This was the first time the fund was eligible to be rated by Morningstar -- the recognized industry leader in mutual fund performance, evaluation and ranking. Both Lipper and Morningstar rankings are based on performance without the sales load.

   As a result of the fund's success, investors entrusted an additional $29.0 million in new net assets to the fund this year, bringing total net assets under management to more than $145 million.

Market environment demands intense research.

   Strong returns in the technology, telecommunications and Internet market sectors added tremendous value to growth investors' portfolios. Despite Fed concerns over low employment, wage pressure and inflation, many of these companies produced strong balance sheets and superior market positions with exciting growth prospects. Consequently, investors began to view mid caps as the best place to ride out a period of higher interest rates and increasing costs.

   Once again, our bottom-up, research-intensive, total-return approach sought to identify companies in those areas where high returns on capital could either be sustained or increased with reduced risk.

Growth of $10,000(3)

         Conseco Equity Fund
          (Class A Shares)    S&P 500 Index   S&P 400 Midcap Index
  DATE        VALUE (6)           VALUE             VALUE
01/02/1997     9,425.00         10,000.00         10,000.00
12/31/1997    11,583.33         13,337.72         13,224.81
12/31/1998    13,449.47         17,147.81         15,754.27
12/31/1999    21,009.32         20,754.46         18,072.09

The growth of $10,000 chart is a comparison of the change in value of a $10,000 investment with dividends and capital gains reinvested for the period from inception of the class A shares through 12/31/99. Past performance is no guarantee of future results.

Bottom-up investigation uncovers winners.

   The fund benefited from Integrated Device Technology (IDT), a company in the Static Random Access Memory market for semiconductors. IDT translated excess capacity, in a capacity-constrained market, into dramatic improvements in return on invested capital.

   Research in Motion, Ltd. (RIMM) continued to produce solid returns for the fund in the telecom sector. The stock was up nearly 50% during the fourth quarter thanks, in part, to a huge boost in credibility after Dell Computer Corp. signed agreements to market RIMM's Blackberry pager under the Dell name.

--------------------------------------------------------------------------------
(1) Reflects performance for Class A shares for the period ending Dec. 31, 1999. Lipper Analytical Services is an independent organization that compiles performance data on investment companies.

(2) Morningstar proprietary ratings reflect historical risk-adjusted performance. The ratings are subject to change every month. Morningstar ratings are calculated from a fund's 3-, 5- and 10-year average annual returns in excess of 90-day T-bill returns with appropriate fee adjustments and a risk factor that reflects fund performance below 90-day T-bill returns. The top 10% of the funds in a broad asset class receive 5 stars; the next 22.5% receive 4 stars; the next 35% receive 3 stars; the next 22.5% receive 2 stars and the bottom 10% receive 1 star.

Morningstar Ranking(2): * * * * (of 3,533 funds)              CONSECO FUND GROUP
--------------------------------------------------------------------------------
                                                              1999 Annual Report

   We have increased our focus on the biotechnology sector because many large pharmaceutical companies face the end of the patent protection periods. Additionally, we're very excited about the prospects for new drug therapies. These should be brought to market soon after a worldwide gene-mapping effort is completed in 2000.

   While it may be optimistic to expect Year 2000 returns to mimic our success in 1999, we will steadfastly rely on our research team to provide guideposts and spot the solid growth opportunities. Higher interest rates and already high valuations will present a challenging environment.

   However, we think investors will continue to gravitate toward the companies and industries with the strongest earnings until we see an overall economic slowdown. With capital spending increasing in Europe and Asia, the growth outlook appears solid for the near term.

Thomas J. Pence, CFA
Senior Vice President, Portfolio Manager
Conseco Capital Management, Inc.


 Average Annual Total Return(3) (as of 12/31/99)

                                              Inception      One        Since
                                                Date        Year      Inception
                                              ---------    -------    --------
   Class A...............................      01/02/97     47.23%      28.08%
   Class B...............................      01/28/98     47.85%      30.51%
   Class C...............................      02/19/98     54.33%      29.88%
   Class Y...............................      01/02/97     57.13%      31.33%
   S&P 400 Midcap Index..................      01/02/97     14.72%      21.80%
   S&P 500 Index.........................      01/02/97     21.04%      27.55%
--------------------------------------------------------------------------------
 Top Five Sectors(4) (as of 12/31/99)
   Communications by Phone, Television, Radio, Cable................     17.0%
   Business Services................................................     16.9%
   Electrical, Other Electrical Equipment, except Computers.........     14.6%
   Measuring Instruments, Photo Goods and Watches...................      8.3%
   Industrial, Commercial Machinery, Computers......................      7.3%
--------------------------------------------------------------------------------
 Top Ten Holdings (as of 12/31/99)
   Veritas Software Corp............................................      4.1%
   Symbol Technologies, Inc.........................................      4.0%
   Research in Motion, Ltd..........................................      3.2%
   NEXTLINK Communications, Inc.....................................      3.0%
   Integrated Device Technology, Inc................................      2.9%
   U.S. Foodservice.................................................      2.7%
   EchoStar Communications Corp.....................................      2.7%
   Waters Corp......................................................      2.7%
   PE Corp - PE Biosystems Group....................................      2.6%
   VoiceStream Wireless Corp........................................      2.4%
 * Current Net Assets: $145,949,691
 * Increase in Net Assets YTD: $56,680,092
 * Percentage Increase in Net Assets YTD: 63.5%
 * Beta: 0.99 (Class A shares)(5)

--------------------------------------------------------------------------------
(3) Past performance is no guarantee of future results. Your investment return and principal will fluctuate and your shares may be worth more or less than their original cost. Total return is provided in accordance with SEC guidelines for comparative purposes and reflects certain contractual fee waivers and/or expense reimbursements through April 30, 2000. If the waivers were not in place, the fund's return would have been lower. Total return is shown with the applicable sales load or contingent-deferred sales charge. The maximum sales load for the Conseco Equity Fund is 5.75%. The Standard & Poor's 400 Midcap Index is an unmanaged index considered to be representative of the midcap stock arena in general. The Standard & Poor's 500 Index is an unmanaged index considered to be representative of the U.S. stock market in general.

(4) Top sectors are based on general Standard Industry categorizations and are not intended to represent detailed classifications.

(5) Beta measures the fund's volatility compared to the S&P 400 Midcap Index.

Conseco Equity Fund
--------------------------------------------------------------------------------
Schedule of Investments December 31, 1999

   NUMBER OF
    SHARES                          SECURITY                           VALUE
  -----------                      -----------                       --------
COMMON STOCKS (95.1%)
Apparel and Accessory Stores (0.8%)
     66,820   Too, Inc. (a)......................................   $ 1,152,645
                                                                    -----------
Business Services  (16.9%)
     14,080   BMC Software, Inc. (a).............................     1,125,520
      3,780   BroadVision, Inc. (a)..............................       642,836
     10,550   Citrix Systems, Inc. (a)...........................     1,297,650
     33,980   Concord EFS, Inc. (a)..............................       874,985
      7,660   Electronic Arts, Inc. (a)..........................       643,440
     17,700   Fiserv, Inc. (a)...................................       678,131
     39,490   go.com (a).........................................       940,356
      4,280   i2 Technologies, Inc. (a)..........................       834,600
     43,000   Legato Systems, Inc. (a)...........................     2,958,937
     10,180   Retek, Inc. (a)....................................       766,045
      7,340   Sapient Corp. (a)..................................     1,034,481
     10,360   Scient Corp. (a)...................................       895,492
     13,020   Siebel Systems, Inc. (a)...........................     1,093,680
     86,560   Sotheby's Holdings, Inc. - Class A.................     2,596,800
     14,390   Symantec Corp. (a).................................       843,614
     47,650   Technology Solutions Co. (a).......................     1,560,538
     41,485   VERITAS Software Corp. (a).........................     5,937,541
                                                                    -----------
                                                                     24,724,646
                                                                    -----------
Chemicals and Allied Products (3.8%)
     13,620   Enzon, Inc. (a)....................................       590,768
     41,770   Gilead Sciences, Inc. (a)..........................     2,260,801
      8,620   Medimmune, Inc. (a)................................     1,429,843
      7,150   Protein Design Labs, Inc. (a)......................       500,500
     18,400   Transkaryotic Therapies, Inc. (a)..................       708,400
                                                                    -----------
                                                                      5,490,312
                                                                    -----------

   NUMBER OF
    SHARES                          SECURITY                           VALUE
  -----------                      -----------                       --------
Communications by Phone, Television, Radio, Cable (17.0%)
     19,530   Adelphia Communications Corp. - Class A (a)........   $ 1,281,656
    113,860   American Mobile Satellite Corp. (a)................     2,398,176
     31,330   American Tower Corp. - Class A (a).................       957,523
        240   Broadwing, Inc. ...................................         8,850
     54,400   Charter Communications, Inc. - Class A (a).........     1,190,000
     27,295   Infinity Broadcasting Corp. (a)....................       987,738
     43,260   McLeodUSA, Inc. - Class A (a)......................     2,546,933
     52,270   NEXTLINK Communications, Inc. (a)..................     4,341,677
      9,370   Omnipoint Corp. (a)................................     1,130,256
    100,545   Research In Motion, Ltd. (a).......................     4,643,922
      8,560   Teligent, Inc. - Class A (a).......................       528,580
     24,330   VoiceStream Wireless Corp. (a).....................     3,462,463
     18,550   WinStar Communications, Inc. (a)...................     1,395,888
                                                                    -----------
                                                                     24,873,662
                                                                    -----------
Depository Institutions (1.6%)
     14,920   Compass Bancshares, Inc............................       332,902
      7,320   First Virginia Banks, Inc..........................       314,760
     28,170   National Commerce Bancorporation...................       639,107
     64,070   North Fork Bancorporation, Inc.....................     1,121,225
                                                                    -----------
                                                                      2,407,994
                                                                    -----------
Educational Services (0.4%)
     28,770   DeVry, Inc. (a)....................................       535,841
                                                                    -----------
Electric, Gas, Water, Cogeneration, Sanitary Services (1.7%)
     20,110   American Water Works Company, Inc..................       427,337
     26,840   Illinova Corp......................................       932,690
     29,530   The Montana Power Co...............................     1,064,926
                                                                    -----------
                                                                      2,424,953
                                                                    -----------

   The accompanying notes are an integral part of these financial statements.

                                                              CONSECO FUND GROUP
                                                              1999 Annual Report
--------------------------------------------------------------------------------
Schedule of Investments
December 31, 1999

   NUMBER OF
    SHARES                          SECURITY                           VALUE
  -----------                      -----------                       --------
Electrical, Other Electrical Equipment, except Computers (14.6%)
     33,580   Advanced Micro Devices, Inc. (a)...................   $   971,721
     21,680   CTS Corp...........................................     1,634,130
     37,980   Caliper Technologies Corp. (a).....................     2,535,165
     14,840   Conexant Systems, Inc. (a).........................       985,005
     53,510   Digital Microwave Corp. (a)........................     1,254,141
     39,860   EchoStar Communications Corp. - Class A (a)........     3,886,350
    147,850   Integrated Device Technology, Inc. (a).............     4,287,650
      8,870   PMC - Sierra, Inc. (a).............................     1,421,972
     34,870   TeleCorp PCS, Inc. (a).............................     1,325,060
     26,730   Tellabs, Inc. (a)..................................     1,715,732
      6,570   The DII Group, Inc. (a)............................       466,265
     17,010   Vitesse Semiconductor Corp. (a)....................       891,962
                                                                    -----------
                                                                     21,375,153
                                                                    -----------
Engineering, Accounting, Research, Management Services (3.5%)
      4,060   Affymetrix, Inc. (a)...............................       688,931
     42,870   Maxygen, Inc. (a)..................................     3,043,770
      7,980   Millennium Pharmaceuticals, Inc. (a)...............       973,560
      6,680   Whitman-Hart, Inc. (a).............................       358,215
                                                                    -----------
                                                                      5,064,476
                                                                    -----------
Fabricators Metal, except Machinery and Transportation Equipment (1.5%)
     44,700   Danaher Corp.......................................     2,156,775
                                                                    -----------
Food and Kindred Products (3.4%)
     33,110   Adolph Coors Co. ..................................     1,738,275
     58,400   Ralston Purina Group...............................     1,627,900
     31,410   Tootsie Roll Industries, Inc.......................     1,034,567
     32,930   Tyson Foods, Inc. - Class A........................       535,113
                                                                    -----------
                                                                      4,935,855
                                                                    -----------
   NUMBER OF
    SHARES                          SECURITY                           VALUE
  -----------                      -----------                       --------
General Merchandise Stores (1.0%)
     12,510   Cost Plus, Inc. (a)................................   $   445,669
      6,850   Costco Wholesale Corp. (a).........................       625,062
     22,680   Family Dollar Stores, Inc..........................       369,968
                                                                    -----------
                                                                      1,440,699
                                                                    -----------
Home Furniture and Equipment Stores (0.8%)
     27,580   Circuit City Stores, Inc...........................     1,242,824
                                                                    -----------
Industrial, Commercial Machinery, Computers (7.3%)
     66,030   Adaptec, Inc. (a)..................................     3,293,246
      7,860   Extreme Networks, Inc. (a).........................       656,310
     91,840   Symbol Technologies, Inc...........................     5,837,580
     23,710   Weatherford International, Inc. (a)................       946,918
                                                                    -----------
                                                                     10,734,054
                                                                    -----------
Insurance Carriers (1.6%)
     14,700   Allmerica Financial Corp...........................       817,687
        827   Berkshire Hathaway, Inc. - Class B (a).............     1,513,410
                                                                    -----------
                                                                      2,331,097
                                                                    -----------
Measuring Instruments, Photo Goods, Watches (8.3%)
     21,780   Agilent Technologies, Inc. (a).....................     1,683,866
     16,460   Credence Systems Corp. (a).........................     1,423,790
     28,330   Guidant Corp. (a)..................................     1,331,510
     31,060   PE Corp. - PE Biosystems Group.....................     3,736,906
     73,170   Waters Corp. (a)...................................     3,878,010
                                                                    -----------
                                                                     12,054,082
                                                                    -----------

   The accompanying notes are an integral part of these financial statements.

Conseco Equity Fund
--------------------------------------------------------------------------------
Schedule of Investments
December 31, 1999

   NUMBER OF
    SHARES                          SECURITY                           VALUE
  -----------                      -----------                       --------
Non-Durable Goods Wholesale (2.7%)
    233,860   U.S. Foodservice (a)..............................   $  3,917,155
                                                                   ------------
Oil and Gas Extraction  (4.4%)
     20,820   BJ Services Co. (a)...............................        870,536
     25,830   Burlington Resources, Inc.........................        854,004
     60,840   Diamond Offshore Drilling, Inc....................      1,859,422
     54,570   ENSCO International, Inc..........................      1,248,289
     27,460   Nabors Industries, Inc. (a).......................        849,544
    101,160   Ocean Energy, Inc. (a)............................        783,990
                                                                   ------------
                                                                      6,465,785
                                                                   ------------
Printing and Publishing (2.4%)
     64,489   A. H. Belo Corp. - Class A........................      1,229,321
     25,900   The E. W. Scripps Co. - Class A...................      1,160,644
       1,90   The Washington Post Co. - Class B.................      1,058,942
                                                                   ------------
                                                                      3,448,907
                                                                   ------------
Water Transportation (1.4%)
     42,410   Royal Caribbean Cruises, Ltd......................      2,091,343
                                                                   ------------
              Total common stock (cost $106,116,313)............    138,868,258
                                                                   ------------

   CONTRACTS
  (100 SHARES
  PER CONTRACT)                     SECURITY                           VALUE
  -------------                    -----------                       --------
PUT OPTIONS PURCHASED (0.1%)
         68   NASDAQ - 100, Expiration January 2000,
                 Exercise Price $2,980..........................   $     78,200
                                                                   ------------
              Total put options purchased (cost $1,169,804).....         78,200
                                                                   ------------
  NUMBER OF
   SHARES
-------------
SHORT-TERM INVESTMENTS (0.8%)
  1,156,000   AIM Liquid Asset Portfolio........................      1,156,000
                                                                   ------------
              Total short-term investments (cost $1,156,000)....      1,156,000
                                                                   ------------
Total investments (cost $108,442,117)  (96.0%)..................    140,102,458
                                                                   ------------
Other assets, less liabilities (4.0%)...........................      5,847,233
                                                                   ------------
Total Net Assets (100.0%).......................................   $145,949,691
                                                                   ============
----------------
(a) Non-income producing security.

   The accompanying notes are an integral part of these financial statements.

Conseco 20 Fund         Searching for growth through a portfolio of "best ideas"
--------------------------------------------------------------------------------
Portfolio Manager's Review

Focused on performance.

   The Conseco 20 Fund's 1999 one-year total return of 60.60% (Class A shares with sales load) outperformed the S&P 500 return of 21.04%.

   The fund placed in the top 25% of mutual funds with similar investment objectives for its one-year results.(1) Lipper rankings are based on performance without the sales load.

   As a result, investors seeking aggressive growth entrusted our portfolio management team with more than $120 million in new net assets. This, combined with asset appreciation, increased total net assets by 391% -- or more than $173 million in net assets since Jan. 1, 1999.

Process, Process, Process.

   The fund was superbly positioned to benefit from favorable market conditions that rewarded the 20 to 30 best companies our analysts identified. For starters, it invested in "new-economy" leaders. Many of the fund's best stocks were in the vanguard of industries revolutionizing America's way of living and doing business.

   For example: in the fourth quarter, VoiceStream Wireless Corp., one of two independent nationwide wireless digital phone carriers, gained 130%. EchoStar Communications Corp., the world's largest direct satellite broadcaster, also boosted the fund's performance with a gain of 114%. And, Symbol Technologies, Inc. rose 87%.

   These impressive gains demonstrate the quality of the fund's investment discipline -- choosing carefully selected companies that dominate their industries. Each is a well-positioned leader with a stable management team. And, together, they have an earnings growth record equaling that of the 50 largest companies in the stock market.

Growth of $10,000(2)

            Conseco 20 Fund
           (Class A Shares)        S&P 500 Index    S&P 400 Midcap Index
  DATE        VALUE (6)               VALUE                VALUE
12/31/1997     9,425.00             10,000.00            10,000.00
12/31/1998    12,064.00             12,856.63            11,912.67
12/31/1999    20,566.58             15,560.73            13,665.30

The growth of $10,000 chart is a comparison of the change in value of a $10,000 investment with dividends and capital gains reinvested for the period from inception of the Class A shares through 12/31/99. Past performance is no guarantee of future results.


   Symbol spotlights another aspect of the fund management team's successful approach -- hands-on research. When we started buying the stock, Symbol was known only as a bar-code company, a mature business with little growth prospect.

   Instead of taking the Street's analysis at face value, our analysts visited the company and talked to management.

   Digging deeper, we talked to its customers and competitors, and learned that Symbol is a leader in wireless technology, which delivers data to desktop computers as well as Symbol-customized internet appliances. Because of Symbol's specialties, we believe that the company is well positioned to continue an impressive growth record.

--------------------------------------------------------------------------------
(1) Reflects performance for the Class A shares versus the Lipper Multi-Cap Growth category for the period ending Dec. 31, 1999. The Conseco 20 Fund was ranked 78 out of 342 funds. Lipper Analytical Services is an independent organization that compiles performance data on investment companies.

                                                              CONSECO FUND GROUP
                                                              1999 Annual Report
--------------------------------------------------------------------------------

A steady course.

   Of course, the environment that favored new-economy stocks last year may not persist. Indeed, increasing interest-rate uncertainty at year-end suggests change lies ahead. Still, we feel the fund should confront this uncertainty from a position of strength.

   The holdings in the portfolio have strong financial positions. Consequently, they are not as susceptible to federal interest rate hikes. They are positioned to grow and expand while meeting their capital needs without feeling an interest-rate pinch.

   Since the portfolio has the flexibility to invest in the best ideas available in large-, mid- and small-cap companies, your fund is well positioned to uncover and grasp opportunity as it emerges during 2000.

Erik J. Voss, CFA
2nd Vice President, Portfolio Manager
Conseco Capital Management, Inc.


 Average Annual Total Return(2) (as of 12/31/99)

                                               Inception     One       Since
                                                 Date       Year     Inception
                                               ---------  --------   --------
   Class A...............................       01/01/98    60.60%     43.38%
   Class B...............................       02/18/98    61.08%     36.92%
   Class C...............................       03/10/98    67.85%     38.24%
   Class Y...............................       04/06/98    71.36%     38.17%
   S&P 400 Midcap Index..................       01/01/98    14.72%     16.89%
   S&P 500 Index.........................       01/01/98    21.04%     24.74%
--------------------------------------------------------------------------------
 Top Five Sectors(3) (as of 12/31/99)
   Radiotelephone Communication.....................................    17.0%
   Business Services................................................    15.0%
   Electrical and Other Electrical Equipment, except Computers......    11.2%
   Industrial, Commercial Machinery, Computers......................    10.8%
   Measuring Instruments, Photo Goods, Watches......................    10.0%
--------------------------------------------------------------------------------
 Top Ten Holdings (as of 12/31/99)
   EchoStar Communications Corp.....................................     6.8%
   Symbol Technologies, Inc.........................................     6.3%
   Research in Motion, Ltd..........................................     5.1%
   U.S. Foodservice.................................................     5.0%
   McLeodUSA, Inc...................................................     4.7%
   VoiceStream Wireless Corp........................................     4.7%
   Waters Corp......................................................     4.6%
   AIM Liquid Asset Portfolio.......................................     4.6%
   Nabors Industries, Inc...........................................     4.5%
   Adaptec, Inc.....................................................     4.5%
 * Current Net Assets: $217,594,756
 * Increase in Net Assets YTD: $173,325,626
 * Percentage Increase in Net Assets YTD: 391.5%
 * Beta: 1.14 (Class A shares)(4)

--------------------------------------------------------------------------------
(2) Past performance is no guarantee of future results. Your investment return and principal will fluctuate and your shares may be worth more or less than their original cost. Total return is provided in accordance with SEC guidelines for comparative purposes and reflects certain contractual fee waivers and/or expense reimbursements through April 30, 2000. If the waivers were not in place, the fund's return would have been lower. Total return is shown with the applicable sales load or contingent-deferred sales charge. The maximum sales load for the Conseco 20 Fund is 5.75%. The Standard & Poor's 400 Midcap Index is an unmanaged index considered to be representative of the mid-cap stock arena in general. The Standard & Poor's 500 Index is an unmanaged index considered to be representative of the U.S. stock market in general.
(3) Top sectors are based on general Standard Industry Categorizations and are not intended to represent detailed classifications.
(4) Beta measures the fund's volatility compared against the S&P 500 Index.

Conseco 20 Fund
--------------------------------------------------------------------------------
Schedule of Investments
December 31, 1999

   NUMBER OF
    SHARES                          SECURITY                           VALUE
  -----------                      -----------                       --------
COMMON STOCKS (92.1%)
Business Services (15.0%)
     98,420   Electronic Arts, Inc. (a)..........................   $ 8,267,280
    124,620   go.com (a).........................................     2,967,515
    105,790   Legato Systems, Inc. (a)...........................     7,279,674
     86,110   Oracle Corp. (a)...................................     9,649,702
    148,450   Sotheby's Holdings, Inc. - Class A.................     4,453,500
                                                                    -----------
                                                                     32,617,671
                                                                    -----------
Communications by Phone, Television, Radio, Cable (3.7%)
     29,700   Adelphia Communications Corp. - Class A (a)........     1,949,063
    158,710   American Mobile Satellite Corp. (a)................     3,342,829
     77,240   Infinity Broadcasting Corp. (a)....................     2,795,122
                                                                    -----------
                                                                      8,087,014
                                                                    -----------
Electrical, Other Electrical Equipment, except Computers (11.2%)
    150,820   EchoStar Communications Corp. - Class A (a)........    14,704,950
    330,660   Integrated Device Technology, Inc. (a).............     9,589,140
                                                                    -----------
                                                                     24,294,090
                                                                    -----------
Engineering, Accounting, Research, Management Services (1.9%)
     34,870   Millennium Pharmaceuticals, Inc. (a)...............     4,254,140
                                                                    -----------
General Merchandise Stores (1.1%)
     27,320   Costco Wholesale Corp. (a).........................     2,492,950
                                                                    -----------
Industrial, Commercial Machinery, Computers (10.8%)
    193,590   Adaptec, Inc. (a)..................................     9,655,301
    216,510   Symbol Technologies, Inc...........................    13,761,917
                                                                    -----------
                                                                     23,417,218
                                                                    -----------
Measuring Instruments, Photo Goods, Watches (10.0%)
     29,240   JDS Uniphase Corp. (a).............................     4,716,778
     57,650   PE Corp. - PE Biosystems Group.....................     6,936,016
    189,370   Waters Corp. (a)...................................    10,036,610
                                                                    -----------
                                                                    $21,689,404
                                                                    -----------
   NUMBER OF
    SHARES                          SECURITY                           VALUE
  -----------                      -----------                       --------
Non-Durable Goods Wholesale (5.0%)
    647,210   U.S. Foodservice (a)...............................  $ 10,840,768
                                                                   ------------
Oil and Gas Extraction (4.5%)
    314,560   Nabors Industries, Inc. (a)........................     9,731,700
                                                                   ------------
Phone Communication, except Radiotelephone (7.6%)
    149,430   MCI Worldcom, Inc. (a).............................     7,929,129
    104,630   NEXTLINK Communications, Inc. (a)..................     8,690,829
                                                                   ------------
                                                                     16,619,958
                                                                   ------------
Radiotelephone Communication (17.0%)
    174,620   McLeodUSA, Inc. - Class A (a)......................    10,280,752
     43,900   Omnipoint Corp. (a)................................     5,295,438
    242,610   Research In Motion, Ltd. (a).......................    11,205,549
     71,470   VoiceStream Wireless Corp. (a).....................    10,171,074
                                                                   ------------
                                                                     36,952,813
                                                                   ------------
Water Transportation (4.3%)
    189,810   Royal Caribbean Cruises, Ltd.......................     9,360,006
                                                                   ------------
              Total common stock (cost $155,570,694)                200,357,732
                                                                   ------------
   CONTRACTS
  (100 SHARES
 PER CONTRACT)
-----------------
PUT OPTIONS PURCHASED (0.1%)
         25   NASDAQ - 100, Expiration January 2000,
                 Exercise Price $3,040...........................        47,500
        147   NASDAQ - 100, Expiration January 2000,
                 Exercise Price $2,980...........................       169,050
                                                                   ------------
              Total put options purchased (cost $2,946,416)......       216,550
                                                                   ------------

   The accompanying notes are an integral part of these financial statements.

                                                              CONSECO FUND GROUP
                                                              1999 Annual Report
--------------------------------------------------------------------------------
Schedule of Investments
December 31, 1999

   NUMBER OF
    SHARES                          SECURITY                           VALUE
  -----------                      -----------                       --------
SHORT-TERM INVESTMENTS (4.6%)
 10,000,000   AIM Liquid Asset Portfolio.....................      $ 10,000,000
                                                                   ------------
              Total short-term investments
                 (cost $10,000,000)..........................        10,000,000
                                                                   ------------
Total investments (cost $168,517,110) (96.8%)................       210,574,282
                                                                   ------------
Other assets, less liabilities (3.2%)........................         7,020,474
                                                                   ------------
Total Net Assets (100.0%)....................................      $217,594,756
                                                                   ============
----------------
(a) Non-income producing security.

   The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements
--------------------------------------------------------------------------------
December 31, 1999

1. Organization

     Conseco Fund Group (the "Trust") is an open-end diversified management investment company registered with the Securities and Exchange Commission under the Investment Company Act of 1940 (the "1940 Act"). The Trust was organized as a Massachusetts business trust on September 24, 1996. The Trust is a "series" type of mutual fund which issues separate series of shares of beneficial interest, each of which represents a separate portfolio of investments. The Trust consists of six series ("Funds"), each with its own investment objective and investment policies. The Funds are the Conseco Fixed Income Fund, Conseco High Yield Fund, Conseco Convertible Securities Fund, Conseco Balanced Fund, Conseco Equity Fund and Conseco 20 Fund. The Conseco Fixed Income, Conseco Balanced and Conseco Equity Funds became operational and available for sale on January 2, 1997. The Conseco High Yield and Conseco 20 Funds commenced operations on January 1, 1998. The Conseco Convertible Securities Fund became operational and available for sale on September 28, 1998.

     Each one of the Funds has a distinct investment objective. The Conseco Fixed Income Fund invests primarily in investment-grade debt securities. The Conseco High Yield Fund invests primarily in below-investment-grade securities, commonly known as junk bonds or high yield securities. The Conseco Convertible Securities Fund invests primarily in below investment grade securities that are convertible into common stock. The Conseco Balanced Fund invests in several asset classes including debt securities, equity securities, and money market instruments. The Conseco Equity Fund invests in selected equity securities and other securities having the investment characteristics of common stocks. The Conseco 20 Fund concentrates its investments in a core position of approximately 20 to 30 common stocks believed to have above average growth prospects.

     The Funds offer four classes of shares: Class A, Class B, Class C and Class
Y. Sales of Class A shares may be subject to a front-end sales charge. Redemptions of Class B and Class C shares may be subject to a contingent-deferred sales charge (as a percentage of the offering price or net asset value at the time of sale, whichever is less). Class Y shares are available with no sales charge to certain institutional investors and qualifying individual investors. The Funds are authorized to issue an unlimited number of shares.

     Class B shares have a contingent-deferred sales charge for redemptions occurring within six years of their purchase. The contingent-deferred sales charge is a percentage of the net asset value of the shares at the date of purchase or the net asset value of the shares at the date of redemption, whichever is less. These charges are 5% in year one, 4% in year two, 3% in year three, 3% in year four, 2% in year five and 1% in year six. Class B Shares will automatically convert to a number of Class A shares of equal dollar value eight years after purchase. This conversion feature benefits shareholders because Class A shares have lower ongoing expenses than Class B shares. Class C shares which are held for less than one year are subject to a contingent-deferred sales charge upon redemption in an amount equal to 1% of the lower of the net asset value of the shares at the date of purchase or the net asset value of the shares at the date of redemption. Class C shares held one year or longer are not subject to this contingent-deferred sales charge. The contingent-deferred sales charge will not apply to shares acquired due to reinvestment of dividends or capital gains distributions.

2. Significant Accounting Policies

Security Valuation, Transactions, and Related Investment Income

     The investments in each portfolio are valued at the close of regular trading on the New York Stock Exchange on each business day. Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Dividend income is recorded on the ex-dividend date and interest income is accrued daily. The cost of investments sold is determined on the specific identification basis. All Funds may invest in U.S. dollar denominated corporate debt securities of domestic issuers, and all Funds except the Conseco Equity Fund may invest in debt securities of foreign issuers that may or may not be U.S. dollar denominated.

     The following summarizes the investments, which carry certain restrictions as to resale from the Trust to certain qualified buyers:

                                                           Market        %of
                Fund                            Cost       Value     Investments
                ----                         ----------  ----------- -----------
Conseco Fixed Income - bonds................ $ 8,467,803 $ 8,116,581    12.70%
Conseco Fixed Income - preferred stock......     750,000     766,875     1.20%
Conseco High Yield - bonds..................  23,167,441  23,014,835    18.65%
Conseco Convertible Securities - bonds......  13,719,597  17,094,625    24.40%
Conseco Convertible Securities - preferred
  stocks                                       2,014,700   5,151,500     7.35%
Conseco Balanced - bonds....................   1,878,989   1,809,336     4.04%
Conseco Balanced - preferred stocks.........     826,056   1,022,750     2.28%

     These securities are eligible for resale to qualified institutional buyers in transactions exempt from registration under Rule 144A of the Securities Act of 1933. In addition, Conseco Capital Management, Inc., ("the Adviser"), a wholly owned subsidiary of Conseco, which serves as investment adviser to the funds pursuant to investment advisory agreements, has determined that these securities are liquid securities through a procedure approved by the Board of Trustees of the Trust ("Trustees").

                                                              CONSECO FUND GROUP
                                                              1999 Annual Report
--------------------------------------------------------------------------------

December 31, 1999

     In each Fund of the Trust, Fund securities which are traded on stock exchanges are valued at the last sale price as of the close of business on the day the securities are being valued, or lacking any sales, at the mean between the closing bid and asked prices. Securities traded in the over-the-counter market are valued by third-party pricing services. Fund securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market, and it is expected that for debt securities this ordinarily will be the over-the-counter market. Securities for which market quotations are not readily available are valued at fair value as determined under policies approved by the Trustees. Debt securities with maturities of sixty (60) days or less are valued at amortized cost.

Dividends to Shareholders

     Dividends from the Conseco Fixed Income, Conseco High Yield and Conseco Convertible Securities Funds will be declared and distributed monthly. Dividends from the Conseco Balanced, Conseco Equity and Conseco 20 Funds will be declared and distributed quarterly. However, the Trustees may decide to declare dividends at other intervals.

     Dividends to shareholders from net investment income are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Permanent book and tax differences relating to dividends to shareholders may result in reclassifications to paid-in capital and may affect the per-share allocation between net investment income and realized and unrealized gains (losses). Any taxable income or gains of the Trust remaining at fiscal year end will be declared and distributed in the following year to the shareholders of the Fund or Funds to which such gains are attributable. During the year ended December 31, 1999, the following Funds paid capital gain dividends (taxable as long-term capital gains):

                Fund                                                   Amount
                -----                                                ----------
Conseco Convertible Securities Fund..............................    $  334,118
Conseco Balanced Fund............................................       148,467
Conseco Equity Fund..............................................     3,137,539
Conseco 20 Fund..................................................        28,900

Organization Costs

     Costs incurred by all Funds, except the Conseco Convertible Securities Fund, in connection with their organization and public offering of shares totaling $461,794 have been deferred and will be amortized over a period of approximately five years beginning with the initial date of sale of shares to the public. Such costs were advanced by Conseco, Inc. ("Conseco") and were reimbursed by the Funds. The proceeds of any redemption of the initial shares (purchased by subsidiaries of Conseco) by any holder thereof will be reduced by any unamortized organization costs in the same proportion as the number of initial shares being redeemed to the number of initial shares outstanding at the time of such redemption.

Federal Income Taxes

     For federal income tax purposes, the Funds intend to qualify as regulated investment companies under Subchapter M of the Internal Revenue Code by distributing substantially all of their taxable income and net capital gains to their shareholders annually and otherwise complying with the requirements for regulated investment companies. Therefore, no provision has been made for federal income taxes.

Expenses

     Expenses directly attributable to a Fund are charged to operations. Expenses directly attributable to a Class of shares are charged to that Class. The Fund pays the expenses of its Trustees who are not affiliated persons of the Adviser or Trust.

Use of Estimates

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported assets and liabilities and the disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from these estimates.

3.  Agreements with Subsidiaries of Conseco

Investment Advisory Agreement

     The Adviser supervises the Trust's management and investment program, performs a variety of services in connection with the management and operation of the Funds and pays all compensation of officers and Trustees who are affiliated persons of the Adviser or the Trust. The following summarizes the total fees incurred for such services for the year ended December 31, 1999:

                Fund                                                   Amount
                -----                                                 ---------
Conseco Fixed Income.............................................     $301,525
Conseco High Yield...............................................      709,581
Conseco Convertible Securities...................................      345,093
Conseco Balanced.................................................      264,478
Conseco Equity...................................................      704,523
Conseco 20.......................................................      607,285

Notes to Financial Statements
--------------------------------------------------------------------------------

December 31, 1999

     Under the investment advisory agreement, the Adviser receives an investment advisory fee equal to an annual rate of 0.45% of the average daily net asset value of the Conseco Fixed Income Fund, 0.85% of the average daily net asset value of the Conseco Convertible Securities Fund and 0.70% of the average daily net asset value of the Conseco High Yield, Conseco Balanced, Conseco Equity, and Conseco 20 Funds. The Adviser also manages other registered investment companies and the invested assets of its parent company, Conseco, which owns or manages several life insurance subsidiaries, and provides investment and servicing functions to Conseco and affiliates. The Adviser has contractually agreed to waive its investment advisory fee and/or reimburse the Funds to the extent that the ratio of expenses to net assets on an annual basis exceeds the following:

                Fund                   Class A     Class B   Class C   Class Y
                -----                  -------     -------   -------   -------
Conseco Fixed Income...............      1.25%       1.60%     1.60%     0.60%
Conseco High Yield.................      1.40%       1.90%     1.90%     0.90%
Conseco Convertible Securities.....      1.55%       2.05%     2.05%     1.05%
Conseco Balanced...................      1.50%       2.00%     2.00%     1.00%
Conseco Equity.....................      1.50%       2.00%     2.00%     1.00%
Conseco 20.........................      1.75%       2.25%     2.25%     1.25%

     The Adviser may discontinue these contractual limits at any time after April 30, 2000.

Administration Agreement

     Conseco Services, LLC (the "Administrator"), a wholly owned subsidiary of Conseco, supervises the preparation and filing of all documents required for compliance by the Funds with applicable laws and regulations, supervises the maintenance of books and records of the Funds and provides other general and administrative services. For providing these services, the Administrator receives compensation at the annual rate of 0.20% of the average daily net assets of each Fund. The Administrator has contractually agreed to waive its fees and/or reimburse the Funds to the extent that the ratio of expenses to net assets on an annual basis exceeds the expense limitations as stated above for the investment advisory agreement. The Administrator may discontinue these contractual limits at any time after April 30, 2000. The following summarizes the total fees incurred for such services for the year ended December 31, 1999:

                Fund                                                   Amount
                -----                                                 ---------
Conseco Fixed Income.............................................    $ 133,934
Conseco High Yield...............................................      202,699
Conseco Convertible Securities...................................       81,105
Conseco Balanced.................................................       75,566
Conseco Equity...................................................      201,251
Conseco 20.......................................................      173,510

Distribution Arrangements

     Conseco Equity Sales, Inc. (the "Distributor"), a wholly owned subsidiary of Conseco, serves as the principal underwriter for each Fund pursuant to an Underwriting Agreement, initially approved by the Trustees. The Distributor is a registered broker-dealer and member of the National Association of Securities Dealers, Inc. ("NASD"). Shares of each Fund will be continuously offered and are sold by selected brokers, dealers and other financial intermediaries who have executed selling agreements with the Distributor. The Distributor bears all the expenses of providing services pursuant to the Underwriting Agreement including the payment of the expenses relating to the distribution of prospectuses for sales purposes, as well as any advertising or sales literature.

     The Trust has adopted distribution and service plans (the "Plans"), dated March 28, 1997 for Class A shares for the Conseco Fixed Income, Conseco Balanced and Conseco Equity Funds and December 31, 1997 for Class B and Class C shares for the Conseco Fixed Income, Conseco Balanced and Conseco Equity Funds and Class A, Class B and Class C shares for the Conseco High Yield, Conseco Convertible Securities and Conseco 20 Funds in accordance with the requirements of Rule 12b-1 under the 1940 Act and the requirements of the applicable rules of the NASD regarding asset-based sales charges. Pursuant to the Plans, a Fund may compensate the Distributor for its expenditures in financing any activity primarily intended to result in the sale of Class A, Class B and Class C shares of the Fund and for account maintenance provided to existing Class A, Class B and Class C shareholders. The Conseco Fixed Income Fund's Plan authorizes payments to the Distributor up to 0.65%, and the Conseco High Yield, Conseco Convertible Securities, Conseco Balanced, Conseco Equity, and Conseco 20 Fund's Plans up to 0.50%, annually of each Fund's average daily net assets attributable to its Class A shares. Class B and Class C share's Plan authorizes payments to the Distributor up to 1.00% annually for each Fund's average daily net assets attributable to their respective class. The Plans provide for periodic payments by the Distributor to brokers, dealers and financial intermediaries for providing shareholder services to accounts that hold Class A, Class B and Class C shares and for promotional and other sales related costs. The Distributor has contractually agreed to waive its fees and/or reimburse the Funds to the extent that the ratio of expenses to net assets on an annual basis exceeds the expense limitations as stated above for the investment advisory agreement. The Distributor may discontinue these contractual limits at any time after April 30, 2000. The following summarizes the total fees incurred for such services for Class A, Class B, and Class C shares for the year ended December 31, 1999:

                                                              CONSECO FUND GROUP
                                                              1999 Annual Report
--------------------------------------------------------------------------------

December 31, 1999

          Fund                                                         Amount
          -----                                                       ---------
Conseco Fixed Income.............................................     $291,115
Conseco High Yield...............................................      661,209
Conseco Convertible Securities...................................      209,748

      Fund                                                             Amount
      -----                                                           ---------
Conseco Balanced.................................................     $172,965
Conseco Equity...................................................      181,361
Conseco 20.......................................................      569,932

4. Investment Transactions

     The cost of investments and the composition of gross unrealized appreciation and depreciation of investments at December 31, 1999, for federal income tax purposes are shown below:


                                           Conseco       Conseco         Conseco        Conseco        Conseco        Conseco
                                        Fixed Income   High Yield      Convertible     Balanced        Equity           20
                                            Fund          Fund       Securities Fund     Fund           Fund           Fund
                                        ------------  ------------   ---------------  -----------   ------------   ------------
Gross unrealized appreciation.......... $   126,376   $  2,860,217     $17,513,980    $ 7,050,621   $ 36,120,187   $ 47,410,628
Gross unrealized depreciation..........  (2,408,293)    (3,741,249)     (1,294,856)    (1,385,679)    (3,644,170)    (6,062,928)
-------------------------------------------------------------------------------------------------------------------------------
Net unrealized appreciation
  (depreciation)....................... $(2,281,917)  $   (881,032)    $16,219,124    $ 5,664,942   $ 32,476,017   $ 41,347,700
-------------------------------------------------------------------------------------------------------------------------------
Cost of investments.................... $66,214,882   $124,252,536     $53,828,595    $39,144,392   $107,626,441   $169,226,582
-------------------------------------------------------------------------------------------------------------------------------

     The aggregate cost of purchases and the aggregate proceeds from sales of investments for the year ended December 31, 1999 are shown below:


                                           Conseco       Conseco         Conseco        Conseco       Conseco        Conseco
                                        Fixed Income   High Yield      Convertible     Balanced       Equity           20
                                            Fund          Fund       Securities Fund     Fund          Fund           Fund
                                        ------------  ------------   ---------------  -----------  ------------   ------------
Purchases:
  U.S. Government...................... $103,892,989  $         --     $        --    $ 15,754,001  $         --   $         --
  Other................................  159,309,253   392,963,363      70,082,892     110,066,810   367,277,898    334,804,337
Sales:
  U.S. Government...................... $104,271,475  $         --     $        --    $ 17,822,876  $         --   $         --
  Other................................  137,631,829   316,892,310      46,620,355     103,734,606   367,261,658    243,644,941

5. Federal Income Taxes

     As of December 31, 1999, the following Funds have capital loss carryforwards available to offset capital gains in the future, if any:

                                           Amount        Expires
                                         ----------      -------
Conseco Fixed Income...................  $1,667,267       2007
Conseco High Yield.....................   2,529,608       2006

     Net realized gains or losses may differ for Federal income tax purposes primarily as a result of wash sales and post-October losses which may not be recognized for tax purposes until the first of the following fiscal year. Such amounts may be used to offset future capital gains. The following summarizes the amount of post-October losses deferred, on a tax basis, for the year ended December 31, 1999:


          Fund                                          Amount
          ----                                          -------
Conseco Fixed Income................................    $22,327
Conseco High Yield..................................    334,926
Conseco Convertible Securities......................    209,545
Conseco Balanced....................................     26,327
Conseco Equity......................................    448,872
Conseco 20..........................................  1,600,343



Financial Highlights
--------------------------------------------------------------------------------

                                                                  Conseco                Conseco                 Conseco
                                                             Fixed Income Fund       High Yield Fund     Convertible Securities Fund
                                                         ----------------------- ----------------------- ---------------------------
                                                                                                                       Period from
                                                                                                                      September 28,
                                                                                                                         1998(f)
                                                                                                          Year Ended    through
                                                         Year Ended December 31, Year Ended December 31, December 31,  December 31,
Class A Shares                                            1999      1998    1997      1999    1998           1999         1998
                                                         ----------------------- ----------------------- ------------ -------------
Net asset value per share, beginning of period........... $10.21   $10.13   $10.00    $10.00  $10.00        $11.00        $10.00
Income from investment operations (a):
  Net investment income (loss)...........................   0.63     0.55     0.66      1.00    0.76          0.46          0.10
  Net realized gains (losses) and change in unrealized
   appreciation (depreciation) on investments............  (0.65)    0.20     0.18     (0.13)  (0.10)         3.89          1.00
-----------------------------------------------------------------------------------------------------------------------------------
   Total income (loss) from investment operations........  (0.02)    0.75     0.84      0.87    0.66          4.35          1.10
-----------------------------------------------------------------------------------------------------------------------------------
Distributions:
  Dividends from net investment income...................  (0.56)   (0.55)   (0.58)    (0.87)  (0.66)        (0.27)        (0.10)
  Distribution of net capital gains......................  (0.03)   (0.12)   (0.13)       --      --         (0.15)           --
-----------------------------------------------------------------------------------------------------------------------------------
   Total distributions...................................  (0.59)   (0.67)   (0.71)    (0.87)  (0.66)        (0.42)        (0.10)
-----------------------------------------------------------------------------------------------------------------------------------
   Net asset value per share, end of period.............. $ 9.60   $10.21   $10.13    $10.00  $10.00        $14.93        $11.00
-----------------------------------------------------------------------------------------------------------------------------------
  Total return (b)(c)(d).................................  (0.27%)   7.57%    8.66%     9.03%   6.56%        40.12%        11.04%
-----------------------------------------------------------------------------------------------------------------------------------

Ratios/supplemental data:
  Net assets (dollars in thousands), end of period....... $30,681  $30,684  $  153    $42,591 $28,199       $22,927       $27,611
  Ratio of expenses to average net assets (b)(e):
     Before fee waiver and/or expense reimbursement......   1.64%    1.94%  13.67%      1.66%   2.12%         1.95%         2.12%
     After fee waiver and/or expense reimbursement.......   1.25%    1.25%   1.25%      1.40%   1.40%         1.55%         1.55%
  Ratio of net investment income (loss) to average
   net assets (b)(e):
  Before fee waiver and/or expense reimbursement.........   5.30%    4.59%  (6.91%)     8.67%   7.04%         1.71%         3.23%
  After fee waiver and/or expense reimbursement..........   5.69%    5.28%   5.51%      8.93%   7.76%         2.11%         3.80%

(a) Per share amounts presented are based on an average of monthly shares outstanding for the period ended December 31, 1998 and 1997.
(b) The Adviser, Administrator and Distributor have contractually agreed to waive their fees and/or reimburse Fund expenses to the extent that the ratio of expenses to average net assets exceeds on an annual basis 1.25% for the Conseco Fixed Income, 1.40% for the Conseco High Yield, 1.55% for the Conseco Convertible Securities, 1.50% for the Conseco Balanced and Conseco Equity and 1.75% for the Conseco 20 Funds. These contractual limits may be discontinued by the Adviser, Administrator and Distributor at any time after April 30, 2000.
(c) Total return figures do not include sales loads; results would be lower if sales charges were included.
(d) Not annualized.
(e) Annualized.
(f) Commencement of operations.

                                                              CONSECO FUND GROUP
                                                              1999 Annual Report
--------------------------------------------------------------------------------

                                                               Conseco                    Conseco                   Conseco
                                                            Balanced Fund               Equity Fund                 20 Fund
                                                       ------------------------  -------------------------  ------------------------
                                                        Year Ended December 31,   Year Ended December 31,    Year Ended December 31,
Class A Shares                                           1999     1998     1997      1999     1998     1997       1999       1998
                                                       --------- -------- -------  --------- -------- --------  -------------------
Net asset value per share, beginning of period........   $11.69   $10.73   $10.00    $12.55   $11.07   $10.00     $12.80    $10.00
Income from investment operations (a):
  Net investment income (loss)........................     0.22     0.30     0.28     (0.14)      --    (0.04)     (0.18)    (0.02)
  Net realized gains (losses) and change in
    unrealized appreciation (depreciation)
    on investments....................................     3.18     1.03     1.43      7.18     1.79     2.33       9.19      2.82
------------------------------------------------------------------------- ----------------------------------------------------------
   Total income (loss) from investment operations.....     3.40     1.33     1.71      7.04     1.79     2.29       9.01      2.80
------------------------------------------------------------------------------------------------------------------------------------
Distributions:
  Dividends from net investment income................    (0.23)   (0.24)   (0.27)       --    (0.01)      --         --        --
  Distribution of net capital gains...................    (1.35)   (0.13)   (0.71)    (3.32)   (0.30)   (1.22)     (1.13)       --
------------------------------------------------------------------------- ----------------------------------------------------------
   Total distributions................................    (1.58)   (0.37)   (0.98)    (3.32)   (0.31)   (1.22)     (1.13)       --
------------------------------------------------------------------------------------------------------------------------------------
   Net asset value per share, end of period...........   $13.51   $11.69   $10.73    $16.27   $12.55   $11.07     $20.68    $12.80
------------------------------------------------------------------------------------------------------------------------------------
  Total return (b)(c)(d)..............................    29.44%   12.45%   17.19%    56.21%   16.11%   22.90%     70.40%    28.00%
------------------------------------------------------------------------------------------------------------------------------------
Ratios/supplemental data:
  Net assets (dollars in thousands), end of period....   $31,932  $26,064  $ 1,076   $29,480  $26,203  $ 4,877    $53,463   $33,845
  Ratio of expenses to average net assets (b)(e):
     Before fee waiver and/or expense reimbursement...     1.96%    2.26%   12.44%     1.66%    2.10%    4.85%      1.70%     2.15%
     After fee waiver and/or expense reimbursement....     1.50%    1.50%    1.50%     1.50%    1.50%    1.50%      1.68%     1.75%
  Ratio of net investment income (loss) to average
   net assets (b)(e):
     Before fee waiver and/or expense reimbursement...     1.41%    1.90%   (8.44%)   (0.99%)  (0.60%)  (3.70%)    (1.04%)   (0.62%)
     After fee waiver and/or expense reimbursement....     1.87%    2.66%    2.50%    (0.83%)     --%   (0.35%)    (1.02%)   (0.22%)

(a) Per share amounts presented are based on an average of monthly shares outstanding for the period ended December 31, 1998 and 1997.
(b) The Adviser, Administrator and Distributor have contractually agreed to waive their fees and/or reimburse Fund expenses to the extent that the ratio of expenses to average net assets exceeds on an annual basis 1.25% for the Conseco Fixed Income, 1.40% for the Conseco High Yield, 1.55% for the Conseco Convertible Securities, 1.50% for the Conseco Balanced and Conseco Equity and 1.75% for the Conseco 20 Funds. These contractual limits may be discontinued by the Adviser, Administrator and Distributor at any time after April 30, 2000.
(c) Total return figures do not include sales loads; results would be lower if sales charges were included.
(d) Not annualized.
(e) Annualized.
(f) Commencement of operations.

Financial Highlights
--------------------------------------------------------------------------------

                                                                            Conseco                          Conseco
                                                                       Fixed Income Fund                 High Yield Fund
                                                              -------------------------------- ----------------------------------
                                                                               Period from                       Period from
                                                                Year Ended   March 20, 1998(f)   Year Ended   February 19, 1998(f)
                                                                December 31,     through         December 31,      through
Class B Shares                                                      1999     December 31, 1998      1999       December 31, 1998
                                                              -------------------------------- ----------------------------------
Net asset value per share, beginning of period.............      $10.19          $10.24            $9.97          $10.44
Income from investment operations (a):
  Net investment income (loss).............................        0.41            0.36             0.55            0.60
  Net realized gains (losses) and change in unrealized
   appreciation (depreciation) on investments..............       (0.46)           0.14             0.28           (0.48)
---------------------------------------------------------------------------------------------------------------------------------
   Total income (loss) from investment operations..........       (0.05)           0.50             0.83            0.12
---------------------------------------------------------------------------------------------------------------------------------
Distributions:
  Dividends from net investment income.....................       (0.52)          (0.45)           (0.83)          (0.59)
  Distribution of net capital gains........................       (0.03)          (0.10)              --              --
---------------------------------------------------------------------------------------------------------------------------------
   Total distributions.....................................       (0.55)          (0.55)           (0.83)          (0.59)
---------------------------------------------------------------------------------------------------------------------------------
   Net asset value per share, end of period................      $ 9.59          $10.19            $9.97          $ 9.97
---------------------------------------------------------------------------------------------------------------------------------
  Total return (b)(c)(d)...................................       (0.49%)          4.97%            8.57%           1.12%
---------------------------------------------------------------------------------------------------------------------------------

Ratios/supplemental data:
  Net assets (dollars in thousands), end of period.........       $ 5,230        $ 2,619           $47,433        $11,271
  Ratio of expenses to average net assets (b)(e):
     Before fee waiver and/or expense reimbursement........         1.99%          2.77%             2.16%          2.75%
     After fee waiver and/or expense reimbursement.........         1.60%          1.60%             1.90%          1.90%
  Ratio of net investment income (loss) to average net
   assets (b)(e):
     Before fee waiver and/or expense reimbursement........         4.95%          3.66%             8.17%          6.42%
     After fee waiver and/or expense reimbursement.........         5.34%          4.83%             8.43%          7.27%

                                                                           Conseco
                                                                  Convertible Securities Fund
                                                              -------------------------------------
                                                                                   Period from
                                                                Year Ended    September 28, 1998(f)
                                                               December 31,         through
Class B Shares                                                     1999        December 31, 1998
                                                              -------------  ----------------------
Net asset value per share, beginning of period.............      $11.00             $10.00
Income from investment operations (a):
  Net investment income (loss).............................        0.06               0.08
  Net realized gains (losses) and change in unrealized
   appreciation (depreciation) on investments..............        4.21               1.00
---------------------------------------------------------------------------------------------------
   Total income (loss) from investment operations..........        4.27               1.08
---------------------------------------------------------------------------------------------------
Distributions:
  Dividends from net investment income.....................       (0.24)             (0.08)
  Distribution of net capital gains........................       (0.15)                --
--------------------------------------------------------------------------------------------------
   Total distributions.....................................       (0.39)             (0.08)
---------------------------------------------------------------------------------------------------
   Net asset value per share, end of period................      $14.88             $11.00
---------------------------------------------------------------------------------------------------
  Total return (b)(c)(d)...................................       39.40%             10.89%
---------------------------------------------------------------------------------------------------

Ratios/supplemental data:
  Net assets (dollars in thousands), end of period.........      $13,690           $     1
  Ratio of expenses to average net assets (b)(e):
     Before fee waiver and/or expense reimbursement........        2.45%           154.76%
     After fee waiver and/or expense reimbursement.........        2.05%             2.05%
  Ratio of net investment income (loss) to average net
   assets (b)(e):
     Before fee waiver and/or expense reimbursement........        1.21%         (149.69%)
     After fee waiver and/or expense reimbursement.........        1.61%            3.02%

(a) Per share amounts presented are based on an average of monthly shares outstanding for the period ended December 31, 1998 and 1997.
(b) The Adviser, Administrator and Distributor have contractually agreed to waive their fees and/or reimburse Fund expenses to the extent that the ratio of expenses to average net assets exceeds on an annual basis 1.60% for the Conseco Fixed Income, 1.90% for the Conseco High Yield, 2.05% for the Conseco Convertible Securities, 2.00% for the Conseco Balanced and Conseco Equity and 2.25% for the Conseco 20 Funds. These contractual limits may be discontinued by the Adviser, Administrator and Distributor at any time after April 30, 2000.
(c) Total return figures do not include sales loads; results would be lower if sales charges were included.
(d) Not annualized.
(e) Annualized.
(f) Commencement of operations.

54

                                                              CONSECO FUND GROUP
                                                              1999 Annual Report
--------------------------------------------------------------------------------

                                                                          Conseco                            Conseco
                                                                      Balanced Fund                        Equity Fund
                                                            ---------------------------------   ----------------------------------
                                                                             Period from                          Period from
                                                            Year Ended    February 10, 1998(f )  Year Ended    January 28, 1998(f)
                                                            December 31,        through         December 31,        through
Class B Shares                                                  1999      December 31, 1998        1999        December 31, 1998
                                                            ------------  -------------------   ------------ ----------------------
Net asset value per share, beginning of period.............    $11.61           $11.20             $12.47           $11.09
Income from investment operations (a):
  Net investment income (loss).............................      0.12             0.19              (0.14)           (0.06)
  Net realized gains (losses) and change in unrealized
   appreciation (depreciation) on investments..............      3.18             0.57               7.07             1.75
-----------------------------------------------------------------------------------------------------------------------------------
   Total income (loss) from investment operations..........      3.30             0.76               6.93             1.69
-----------------------------------------------------------------------------------------------------------------------------------
Distributions:
  Dividends from net investment income.....................     (0.18)           (0.22)                --            (0.01)
  Distribution of net capital gains........................     (1.35)           (0.13)             (3.27)           (0.30)
-----------------------------------------------------------------------------------------------------------------------------------
   Total distributions.....................................     (1.53)           (0.35)             (3.27)           (0.31)
-----------------------------------------------------------------------------------------------------------------------------------
   Net asset value per share, end of period................    $13.38           $11.61             $16.13           $12.47
-----------------------------------------------------------------------------------------------------------------------------------
  Total return (b)(c)(d)...................................     28.79%            6.83%             55.63%           15.20%
-----------------------------------------------------------------------------------------------------------------------------------

Ratios/supplemental data:
  Net assets (dollars in thousands), end of period.........    $ 2,854          $ 1,301            $ 3,489          $ 1,634
  Ratio of expenses to average net assets (b)(e):
     Before fee waiver and/or expense reimbursement........      2.46%            3.93%              2.16%            4.85%
     After fee waiver and/or expense reimbursement.........      2.00%            2.00%              2.00%            2.00%
  Ratio of net investment income (loss) to average net
   assets (b)(e):
     Before fee waiver and/or expense reimbursement........      0.91%            0.16%             (1.49%)          (3.45%)
     After fee waiver and/or expense reimbursement.........      1.37%            2.09%             (1.33%)          (0.60%)

                                                                           Conseco
                                                                           20 Fund
                                                            -------------------------------------
                                                                                 Period from
                                                              Year Ended     February 18, 1998(f)
                                                              December 31,         through
Class B Shares                                                    1999         December 31, 1998
                                                            -------------------------------------
Net asset value per share, beginning of period.............    $12.71                $11.21
Income from investment operations (a):
  Net investment income (loss).............................     (0.10)                (0.07)
  Net realized gains (losses) and change in unrealized
   appreciation (depreciation) on investments..............      8.94                  1.57
--------------------------------------------------------------------------------------------------
   Total income (loss) from investment operations..........      8.84                  1.50
--------------------------------------------------------------------------------------------------
Distributions:
  Dividends from net investment income.....................        --                    --
  Distribution of net capital gains........................     (1.15)                   --
--------------------------------------------------------------------------------------------------
   Total distributions.....................................     (1.15)                   --
--------------------------------------------------------------------------------------------------
   Net asset value per share, end of period................    $20.40                $12.71
--------------------------------------------------------------------------------------------------
  Total return (b)(c)(d)...................................     69.56%                13.38%
--------------------------------------------------------------------------------------------------

Ratios/supplemental data:
  Net assets (dollars in thousands), end of period.........    $71,233               $ 7,270
  Ratio of expenses to average net assets (b)(e):
     Before fee waiver and/or expense reimbursement........      2.20%                 2.73%
     After fee waiver and/or expense reimbursement.........      2.18%                 2.25%
  Ratio of net investment income (loss) to average net
   assets (b)(e):
     Before fee waiver and/or expense reimbursement........     (1.54%)               (1.26%)
     After fee waiver and/or expense reimbursement.........     (1.52%)               (0.78%)

(a) Per share amounts presented are based on an average of monthly shares outstanding for the period ended December 31, 1998 and 1997.
(b) The Adviser, Administrator and Distributor have contractually agreed to waive their fees and/or reimburse Fund expenses to the extent that the ratio of expenses to average net assets exceeds on an annual basis 1.60% for the Conseco Fixed Income, 1.90% for the Conseco High Yield, 2.05% for the Conseco Convertible Securities, 2.00% for the Conseco Balanced and Conseco Equity and 2.25% for the Conseco 20 Funds. These contractual limits may be discontinued by the Adviser, Administrator and Distributor at any time after April 30, 2000.
(c) Total return figures do not include sales loads; results would be lower if sales charges were included.
(d) Not annualized.
(e) Annualized.
(f) Commencement of operations.

Financial Highlights
--------------------------------------------------------------------------------

                                                                          Conseco                           Conseco
                                                                     Fixed Income Fund                  High Yield Fund
                                                            --------------------------------   ----------------------------------
                                                                             Period from                       Period from
                                                              Year Ended    March 5, 1998(f)    Year Ended   February 19, 1998(f)
                                                              December 31,     through          December 31,      through
Class C Shares                                                    1999     December 31, 1998       1999       December 31, 1998
                                                            --------------------------------   ----------------------------------

Net asset value per share, beginning of period.............    $10.23            $10.13            $9.95          $10.44
Income from investment operations (a):
  Net investment income (loss).............................      0.41              0.38             0.50            0.59
  Net realized gains (losses) and change in unrealized
   appreciation (depreciation) on investments..............     (0.45)             0.26             0.33           (0.50)
-----------------------------------------------------------------------------------------------------------------------------------
   Total income (loss) from investment operations..........     (0.04)             0.64             0.83            0.09
-----------------------------------------------------------------------------------------------------------------------------------
Distributions:
  Dividends from net investment income.....................     (0.53)            (0.44)           (0.83)          (0.58)
  Distribution of net capital gains........................     (0.03)            (0.10)              --              --
-----------------------------------------------------------------------------------------------------------------------------------
   Total distributions.....................................     (0.56)            (0.54)           (0.83)          (0.58)
-----------------------------------------------------------------------------------------------------------------------------------
   Net asset value per share, end of period................    $ 9.63            $10.23            $9.95          $ 9.95
-----------------------------------------------------------------------------------------------------------------------------------
  Total return (b)(c)(d)...................................     (0.47%)            6.44%            8.60%           0.88%
-----------------------------------------------------------------------------------------------------------------------------------

Ratios/supplemental data:
  Net assets (dollars in thousands), end of period.........    $2,655            $   539           $18,541        $3,685
  Ratio of expenses to average net assets (b)(e):
     Before fee waiver and/or expense reimbursement........      1.99%             5.91%            2.16%           3.03%
     After fee waiver and/or expense reimbursement.........      1.60%             1.60%            1.90%           1.90%
  Ratio of net investment income (loss) to average net
   assets (b)(e):
     Before fee waiver and/or expense reimbursement........      4.95%             0.67%            8.17%           6.09%
     After fee waiver and/or expense reimbursement.........      5.34%             4.98%            8.43%           7.22%

                                                                        Conseco
                                                               Convertible Securities Fund
                                                            ---------------------------------------
                                                                                   Period from
                                                              Year Ended      September 28, 1998(f)
                                                              December 31,           through
Class C Shares                                                    1999          December 31, 1998
                                                            ---------------------------------------
Net asset value per share, beginning of period.............      $11.00               $10.00
Income from investment operations (a):
  Net investment income (loss).............................        0.06                 0.08
  Net realized gains (losses) and change in unrealized
   appreciation (depreciation) on investments..............        4.23                 1.00
---------------------------------------------------------------------------------------------------
   Total income (loss) from investment operations..........        4.29                 1.08
---------------------------------------------------------------------------------------------------
Distributions:
  Dividends from net investment income.....................       (0.23)               (0.08)
  Distribution of net capital gains........................       (0.15)                  --
---------------------------------------------------------------------------------------------------
   Total distributions.....................................       (0.38)               (0.08)
---------------------------------------------------------------------------------------------------
   Net asset value per share, end of period................      $14.91               $11.00
---------------------------------------------------------------------------------------------------
  Total return (b)(c)(d)...................................       39.52%               10.89%
---------------------------------------------------------------------------------------------------

Ratios/supplemental data:
  Net assets (dollars in thousands), end of period.........      $4,107               $    1
  Ratio of expenses to average net assets (b)(e):
     Before fee waiver and/or expense reimbursement........        2.45%              154.76%
     After fee waiver and/or expense reimbursement.........        2.05%                2.05%
  Ratio of net investment income (loss) to average net
   assets (b)(e):
     Before fee waiver and/or expense reimbursement........        1.21%             (149.69%)
     After fee waiver and/or expense reimbursement.........        1.61%                3.02%

(a) Per share amounts presented are based on an average of monthly shares outstanding for the period ended December 31, 1998 and 1997.
(b) The Adviser, Administrator and Distributor have contractually agreed to waive their fees and/or reimburse Fund expenses to the extent that the ratio of expenses to average net assets exceeds on an annual basis 1.60% for the Conseco Fixed Income, 1.90% for the Conseco High Yield, 2.05% for the Conseco Convertible Securities, 2.00% for the Conseco Balanced and Conseco Equity and 2.25% for the Conseco 20 Funds. These contractual limits may be discontinued by the Adviser, Administrator and Distributor at any time after April 30, 2000.
(c) Total return figures do not include sales loads; results would be lower if sales charges were included.
(d) Not annualized.
(e) Annualized.
(f) Commencement of operations.

                                                              CONSECO FUND GROUP
                                                              1999 Annual Report
--------------------------------------------------------------------------------

                                                                     Conseco                              Conseco
                                                                  Balanced Fund                         Equity Fund
                                                        --------------------------------     ----------------------------------
                                                                           Period from                          Period from
                                                          Year Ended    February 13, 1998(f)  Year Ended     March 10, 1998(f)
                                                          December 31,       through          December 31,       through
Class C Shares                                                1999       December 31, 1998        1999       December 31, 1998
                                                        -------------  -------------------   -------------- --------------------
Net asset value per share, beginning of period.........    $11.66             $11.31             $12.54           $11.98
Income from investment operations (a):
  Net investment income (loss).........................      0.13               0.20              (0.07)           (0.06)
  Net realized gains and change in unrealized
   appreciation on investments.........................      3.20               0.48               7.02             0.93
--------------------------------------------------------------------------------------------------------------------------------
   Total income from investment operations.............      3.33               0.68               6.95             0.87
--------------------------------------------------------------------------------------------------------------------------------
Distributions:
  Dividends from net investment income.................     (0.18)             (0.20)                --            (0.01)
  Distribution of net capital gains....................     (1.35)             (0.13)             (3.37)           (0.30)
--------------------------------------------------------------------------------------------------------------------------------
   Total distributions.................................     (1.53)             (0.33)             (3.37)           (0.31)
--------------------------------------------------------------------------------------------------------------------------------
   Net asset value per share, end of period............    $13.46             $11.66             $16.12           $12.54
--------------------------------------------------------------------------------------------------------------------------------
  Total return (b)(c)(d)...............................     28.81%              6.10%             55.89%            7.21%
--------------------------------------------------------------------------------------------------------------------------------

Ratios/supplemental data:
  Net assets (dollars in thousands), end of period.....    $ 2,264            $ 1,197            $ 2,972          $  616
  Ratio of expenses to average net assets (b)(e):
     Before fee waiver and/or expense reimbursement....      2.46%              3.40%              2.16%           8.51%
     After fee waiver and/or expense reimbursement.....      2.00%              2.00%              2.00%           2.00%
  Ratio of net investment income (loss) to average net
   assets (b)(e):
     Before fee waiver and/or expense reimbursement....      0.91%              0.68%             (1.49%)         (7.19%)
     After fee waiver and/or expense reimbursement.....      1.37%              2.08%             (1.33%)         (0.68%)

                                                                          Conseco
                                                                          20 Fund
                                                            ---------------------------------------
                                                                                  Period from
                                                              Year Ended      September 28, 1998(f)
                                                              December 31,          through
Class C Shares                                                    1999          December 31, 1998
                                                            ---------------------------------------
Net asset value per share, beginning of period.............       $12.75             $11.82
Income from investment operations (a):
  Net investment income (loss).............................        (0.09)             (0.07)
  Net realized gains and change in unrealized
   appreciation on investments.............................         8.96               1.00
---------------------------------------------------------------------------------------------------
   Total income from investment operations.................         8.87               0.93
---------------------------------------------------------------------------------------------------
Distributions:
  Dividends from net investment income.....................           --                 --
  Distribution of net capital gains........................        (1.16)                --
---------------------------------------------------------------------------------------------------
   Total distributions.....................................        (1.16)                --
---------------------------------------------------------------------------------------------------
   Net asset value per share, end of period................       $20.46             $12.75
---------------------------------------------------------------------------------------------------
  Total return (b)(c)(d)...................................        69.54%              7.87%
---------------------------------------------------------------------------------------------------

Ratios/supplemental data:
  Net assets (dollars in thousands), end of period.........       $37,093            $ 2,982
  Ratio of expenses to average net assets (b)(e):
     Before fee waiver and/or expense reimbursement........         2.20%              2.72%
     After fee waiver and/or expense reimbursement.........         2.18%              2.25%
  Ratio of net investment income (loss) to average net
   assets (b)(e):
     Before fee waiver and/or expense reimbursement........        (1.54%)            (1.28%)
     After fee waiver and/or expense reimbursement.........        (1.52%)            (0.81%)

(a) Per share amounts presented are based on an average of monthly shares outstanding for the period ended December 31, 1998 and 1997.
(b) The Adviser, Administrator and Distributor have contractually agreed to waive their fees and/or reimburse Fund expenses to the extent that the ratio of expenses to average net assets exceeds on an annual basis 1.60% for the Conseco Fixed Income, 1.90% for the Conseco High Yield, 2.05% for the Conseco Convertible Securities, 2.00% for the Conseco Balanced and Conseco Equity and 2.25% for the Conseco 20 Funds. These contractual limits may be discontinued by the Adviser, Administrator and Distributor at any time after April 30, 2000.
(c) Total return figures do not include sales loads; results would be lower if sales charges were included.
(d) Not annualized.
(e) Annualized.
(f) Commencement of operations.

Financial Highlights
--------------------------------------------------------------------------------

                                                                         Conseco                             Conseco
                                                                    Fixed Income Fund                   High Yield Fund
                                                               ----------------------------   -------------------------------------
                                                                                                                   Period from
                                                                                                                 March 2, 1998(f)
                                                                                                 Year Ended          through
                                                                 Year Ended December 31,        December 31,      December 31,
Class Y Shares                                                  1999      1998       1997          1999               1998
                                                               ----------------------------   ------------------------------------
Net asset value per share, beginning of period.............     $10.25    $10.15     $10.00       $10.02            $10.49
Income from investment operations (a):
  Net investment income (loss).............................       0.58      0.65       0.68         0.45              0.62
  Net realized gains (losses) and change in unrealized
   appreciation (depreciation) on investments..............      (0.54)     0.17       0.21         0.48             (0.48)
----------------------------------------------------------------------------------------------------------------------------------
   Total income (loss) from investment operations..........       0.04      0.82       0.89         0.93              0.14
----------------------------------------------------------------------------------------------------------------------------------
  Distributions:
  Dividends from net investment income.....................      (0.62)    (0.60)     (0.61)       (0.92)            (0.61)
  Distribution of net capital gains........................      (0.03)    (0.12)     (0.13)          --                --
----------------------------------------------------------------------------------------------------------------------------------
   Total distributions.....................................      (0.65)    (0.72)     (0.74)       (0.92)            (0.61)
----------------------------------------------------------------------------------------------------------------------------------
   Net asset value per share, end of period................     $ 9.64    $10.25     $10.15       $10.03            $10.02
----------------------------------------------------------------------------------------------------------------------------------
   Total return (b)(c)(d)..................................       0.38%     8.32%      9.18%        9.64%             1.36%
----------------------------------------------------------------------------------------------------------------------------------

Ratios/supplemental data:
  Net assets (dollars in thousands), end of period.........     $27,044   $14,403    $21,876      $24,021           $ 1,237
  Ratio of expenses to average net assets (b)(e):
     Before fee waiver and/or expense reimbursement........       0.99%     1.46%      1.44%        1.16%             3.24%
     After fee waiver and/or expense reimbursement.........       0.60%     0.60%      0.60%        0.90%             0.90%
  Ratio of net investment income to average net
   assets (b)(e):
     Before fee waiver and/or expense reimbursement........       5.95%     5.40%      5.44%        9.17%             5.32%
     After fee waiver and/or expense reimbursement.........       6.34%     6.26%      6.28%        9.43%             7.66%

                                                                         Conseco
                                                                 Convertible Securities Fund
                                                             ------------------------------------
                                                                                Period from
                                                                            September 28, 1998(f)
                                                               Year Ended         through
                                                              December 31,      December 31,
Class Y Shares                                                    1999              1998
                                                             ------------------------------------
Net asset value per share, beginning of period...............   $11.00           $10.00
Income from investment operations (a):
  Net investment income (loss)...............................     0.04             0.11
  Net realized gains (losses) and change in unrealized
   appreciation (depreciation) on investments................     4.38             1.00
-------------------------------------------------------------------------------------------------
   Total income (loss) from investment operations............     4.42             1.11
-------------------------------------------------------------------------------------------------
  Distributions:
  Dividends from net investment income.......................    (0.33)           (0.11)
  Distribution of net capital gains..........................    (0.15)              --
-------------------------------------------------------------------------------------------------
   Total distributions.......................................    (0.48)           (0.11)
-------------------------------------------------------------------------------------------------
   Net asset value per share, end of period..................   $14.94           $11.00
-------------------------------------------------------------------------------------------------
   Total return (b)(c)(d)....................................    40.91%           11.17%
-------------------------------------------------------------------------------------------------

Ratios/supplemental data:
  Net assets (dollars in thousands), end of period...........   $30,357          $     1
  Ratio of expenses to average net assets (b)(e):
     Before fee waiver and/or expense reimbursement..........     1.45%          149.31%
     After fee waiver and/or expense reimbursement...........     1.05%            1.05%
  Ratio of net investment income to average net assets (b)(e):
     Before fee waiver and/or expense reimbursement..........     2.21%         (144.39%)
     After fee waiver and/or expense reimbursement...........     2.61%            3.87%

(a) Per share amounts presented are based on an average of monthly shares outstanding for the period December 31, 1998 and 1997.
(b) The Adviser and Administrator have contractually agreed to waive their fees and/or reimburse Fund expenses to the extent that the ratio of expenses to average net assets exceeds on an annual basis 0.60% for the Conseco Fixed Income, 0.90% for the Conseco High Yield, 1.05% for the Conseco Convertible Securities, 1.00% for the Conseco Balanced and Conseco Equity and 1.25% for the Conseco 20 Funds. These contractual limits may be discontinued by the Adviser and Administrator at any time after April 30, 2000.
(c) Total return figures do not include sales load; results would be lower if sales charges were included.
(d) Not annualized.
(e) Annualized.
(f) Commencement of operations.

58

                                                              CONSECO FUND GROUP
                                                              1999 Annual Report
--------------------------------------------------------------------------------

                                                                                Conseco                         Conseco
                                                                             Balanced Fund                    Equity Fund
                                                                 --------------------------------  -------------------------------
                                                                        Year Ended December 31,             Year Ended December 31,
Class Y Shares                                                       1999       1998        1997        1999        1998      1997
                                                                  --------------------------------  -------------------------------
Net asset value per share, beginning of period.............        $11.75     $10.78      $10.00       $12.67     $11.13    $10.00
Income from investment operations (a):
  Net investment income (loss).............................          0.24       0.32        0.19        (0.03)      0.05        --
  Net realized gains (losses) and change in unrealized
   appreciation (depreciation) on investments..............          3.24       1.06        1.58         7.24       1.83      2.35
-----------------------------------------------------------------------------------------------------------------------------------
   Total income (loss) from investment operations..........          3.48       1.38        1.77         7.21       1.88      2.35
-----------------------------------------------------------------------------------------------------------------------------------
Distributions:
  Dividends from net investment income.....................         (0.29)     (0.28)      (0.28)          --      (0.04)       --
  Distribution of net capital gains........................         (1.35)     (0.13)      (0.71)       (3.41)     (0.30)    (1.22)
-----------------------------------------------------------------------------------------------------------------------------------
   Total distributions.....................................         (1.64)     (0.41)      (0.99)       (3.41)     (0.34)    (1.22)
-----------------------------------------------------------------------------------------------------------------------------------
   Net asset value per share, end of period................        $13.59     $11.75      $10.78       $16.47     $12.67    $11.13
-----------------------------------------------------------------------------------------------------------------------------------
  Total return (b)(c)(d)...................................         30.07%     12.90%      17.87%       57.13%     16.82%    23.50%
-----------------------------------------------------------------------------------------------------------------------------------

Ratios/supplemental data:
  Net assets (dollars in thousands), end of period.........        $ 9,186    $ 4,138     $12,037      $110,008   $60,816   $60,334
  Ratio of expenses to average net assets (b)(e):
     Before fee waiver and/or expense reimbursement........          1.46%      2.19%       2.14%        1.16%      1.42%     1.24%
     After fee waiver and/or expense reimbursement.........          1.00%      1.00%       1.00%        1.00%      1.00%     1.00%
  Ratio of net investment income (loss) to average net
   assets (b)(e):
     Before fee waiver and/or expense reimbursement........          1.91%      1.48%       1.62%       (0.49%)    (0.02%)   (0.21%)
     After fee waiver and/or expense reimbursement.........          2.37%      2.67%       2.76%       (0.33%)     0.40%     0.03%

                                                                         Conseco
                                                                         20 Fund
                                                             -------------------------------------
                                                                                   Period from
                                                                                 April 6, 1998(f)
                                                                Year Ended           through
                                                                December 31,       December 31,
Class Y Shares                                                     1999                1998
                                                             -------------------------------------
Net asset value per share, beginning of period.............       $12.68            $12.33
Income from investment operations (a):
  Net investment income (loss).............................        (0.01)             0.04
  Net realized gains (losses) and change in unrealized
   appreciation (depreciation) on investments..............         9.04              0.31
--------------------------------------------------------------------------------------------------
   Total income (loss) from investment operations..........         9.03              0.35
--------------------------------------------------------------------------------------------------
Distributions:
  Dividends from net investment income.....................           --                --
  Distribution of net capital gains........................        (1.22)               --
--------------------------------------------------------------------------------------------------
   Total distributions.....................................        (1.22)               --
--------------------------------------------------------------------------------------------------
   Net asset value per share, end of period................       $20.49            $12.68
--------------------------------------------------------------------------------------------------
  Total return (b)(c)(d)...................................        71.36%             2.84%
--------------------------------------------------------------------------------------------------

Ratios/supplemental data:
  Net assets (dollars in thousands), end of period.........       $55,806           $   172
  Ratio of expenses to average net assets (b)(e):
     Before fee waiver and/or expense reimbursement........         1.20%             3.77%
     After fee waiver and/or expense reimbursement.........         1.18%             1.25%
  Ratio of net investment income (loss) to average net
   assets (b)(e):
     Before fee waiver and/or expense reimbursement........        (0.54%)           (1.90%)
     After fee waiver and/or expense reimbursement.........        (0.52%)            0.62%

(a) Per share amounts presented are based on an average of monthly shares outstanding for the period December 31, 1998 and 1997 .
(b) The Adviser and Administrator have contractually agreed to waive their fees and/or reimburse Fund expenses to the extent that the ratio of expenses to average net assets exceeds on an annual basis 0.60% for the Conseco Fixed Income, 0.90% for the Conseco High Yield, 1.05% for the Conseco Convertible Securities, 1.00% for the Conseco Balanced and Conseco Equity and 1.25% for the Conseco 20 Funds. These contractual limits may be discontinued by the Adviser and Administrator at any time after April 30, 2000.
(c) Total return figures do not include sales load; results would be lower if sales charges were included.
(d) Not annualized.
(e) Annualized.
(f) Commencement of operations.

                                                                              59

Financial Highlights
--------------------------------------------------------------------------------

                                                                         Conseco                         Conseco
                                                                    Fixed Income Fund                High Yield Fund
                                                               ----------------------------   -----------------------------
                                                                  Year Ended December 31,         Year Ended December 31,
Supplemental data for all classes:                               1999      1998       1997       1999               1998
                                                               ----------------------------   -----------------------------
Net assets (dollars in thousands), end of period...........     $65,610   $48,245    $22,029    $132,588      $44,392
Portfolio turnover rate....................................        361%      421%       368%        312%         432%


                                                                    Conseco
                                                           Convertible Securities Fund
                                                      -------------------------------------
                                                                         Period from
                                                       Year Ended     September 28, 1998(a)
Supplemental data for all classes:                     December 31,        through
                                                          1999         December 31, 1998
                                                      -------------------------------------
Net assets (dollars in thousands), end of period......  $71,081           $27,614
Portfolio turnover rate...............................     115%               13%

                                                                       Conseco                          Conseco
                                                                    Balanced Fund                     Equity Fund
                                                         ----------------------------------  -----------------------------
                                                               Year Ended December 31,           Year Ended December 31,
                                                            1999       1998        1997       1999       1998        1997
                                                         ----------------------------------  -----------------------------
Net assets (dollars in thousands), end of period......    $46,236    $32,700     $13,113     $145,950   $89,270    $65,211
Portfolio turnover rate...............................       321%       341%        507%         364%      350%       199%

                                                                     Conseco
                                                                     20 Fund
                                                         -------------------------------
                                                             Year Ended December 31,
                                                              1999             1998
                                                         -------------------------------
Net assets (dollars in thousands), end of period......      $217,595         $44,269
Portfolio turnover rate...............................          280%            412%

(a) Commencement of operations.

                                                              CONSECO FUND GROUP
Portfolio Managers                                            1999 Annual Report
--------------------------------------------------------------------------------


Gregory J. Hahn, CFA
Senior Vice President
Conseco Capital Management, Inc.
Portfolio Manager, Conseco Fixed Income Fund
Co-Portfolio Manager, Conseco Balanced Fund

   Hahn manages the Conseco Fixed Income Fund, co-manages the Conseco Balanced Fund and oversees $2 billion in fixed income for institutional accounts. Prior to joining Conseco Capital Management, Inc. (CCM) in 1989, he was a portfolio manager for Unified Management, where he was responsible for money market, municipal and corporate bond mutual funds. Hahn earned a bachelor's degree in business administration from the University of Wisconsin, Madison, and a master of business administration degree from Indiana University, Bloomington.

Peter C. Andersen, CFA
Vice President
Conseco Capital Management, Inc.
Portfolio Manager, Conseco High Yield Fund

   Andersen has managed the Conseco High Yield Fund since joining the firm in 1997 along with $3.6 billion of institutional funds in the high-yield market. Andersen earned a bachelor's degree in physics from Northeastern University, Boston, a master's degree in physics from Yale and a master's degree in administration from Harvard.

Andrew S. Chow, CFA
Vice President
Conseco Capital Management, Inc.
Portfolio Manager, Conseco Convertible Securities Fund

   Chow manages the Conseco Convertible Securities Fund and more than $3 billion in institutional assets. Prior to joining CCM in 1991, Chow was manager of quantitative analysis at Washington Square Capital, where he was responsible for mortgage-backed securities, non-dollar bonds and derivatives. He earned a bachelor's degree in economics from the University of California, Berkeley, and a master of business administration degree from Carnegie Mellon University, Pittsburgh.

Thomas J. Pence, CFA
Senior Vice President
Conseco Capital Management, Inc.
Portfolio Manager, Conseco Equity Fund
Co-Portfolio Manager, Conseco Balanced Fund

   Pence manages the Conseco Equity Fund, co-manages the Conseco Balanced Fund and oversees more than $600 million in institutional equity. Prior to joining CCM in 1991, Pence worked for the Forum Group, where he specialized in project finance. He earned a bachelor of science degree in business from Indiana University, Bloomington, and a master of business administration degree from the University of Notre Dame, South Bend, Ind.

Erik J. Voss, CFA
2nd Vice President
Conseco Capital Management, Inc.
Portfolio Manager, Conseco 20 Fund

   Voss manages the Conseco 20 Fund, more than $500 million in institutional assets, and is responsible for assisting in the research and portfolio management of the company's institutional equity portfolios. Prior to joining CCM in 1997, Voss was an equity analyst for Gardner Lewis Asset Management for three years. He earned a bachelor's degree in mathematics and a master's degree in finance from the University of Wisconsin, Madison.

Report of Independent Accountants
--------------------------------------------------------------------------------

To The Board of Trustees and Shareholders of the Conseco Fund Group:

   In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Conseco Fixed Income Fund, Conseco High Yield Fund, Conseco Convertible Securities Fund, Conseco Balanced Fund, Conseco Equity Fund, and Conseco 20 Fund (six of the portfolios constituting the Conseco Fund Group, hereafter referred to as the "Fund") at December 31, 1999, the results of each of their operations, the changes in each of their net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities owned at December 31, 1999 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

                                                /s/ PriceWaterhouseCoopers LLP
                                                    Indianapolis, Indiana
                                                    February 23, 2000

--------------------------------------------------------------------------------
BOARD OF TRUSTEES

    William P. Daves, Jr.                              Maxwell E. Bublitz, CFA
    Chairman of the Board                              President, Conseco Fund Group
    Insurance and healthcare industries consultant     Director, President and CEO, Conseco Capital Management, Inc.
    Chairman and CEO, FFG Insurance Co.                Senior VP of Investments, Conseco, Inc.

    Gregory J. Hahn, CFA                               Harold W. Hartley, CFA
    Senior VP, Portfolio Analytics                     Director, Ennis Business Forms, Inc.
    Conseco Capital Management, Inc.                   Former Executive VP, Tenneco Financial Services, Inc.

    Dr. R. Jan LeCroy                                  Dr. Jess H. Parrish
    Director, Southwest Securities Group, Inc.         Higher education consultant
    Former President, Dallas Citizens Council          Former President, Midland College

    David N. Walthall
    Prinicpal, Walthall Asset Management

INVESTMENT ADVISER                               DISTRIBUTOR

    Conseco Capital Management, Inc.                   Conseco Equity Sales, Inc.
    Carmel, IN                                         Carmel, IN

TRANSFER AGENT                                   CUSTODIAN

    Firstar Mutual Fund Services, LLC                  The Bank of New York
    Milwaukee, WI                                      New York, NY

INDEPENDENT PUBLIC ACCOUNTANT                    LEGAL COUNSEL

    PricewaterhouseCoopers LLP                         Kirkpatrick & Lockhart LLP
    Indianapolis, IN                                   Washington, DC

Conseco Fixed Income Fund                                        COFAX
  Searching for capital growth and current income

Conseco High Yield Fund
  Searching for high income and capital appreciation             CHYAX

Conseco Convertible Securities Fund
  Searching for current income and capital appreciation          CCSAX

Conseco Balanced Fund
  Searching for income consistent with capital preservation      COAAX

Conseco Equity Fund
  Searching for high equity and total return                     CEYAX

Conseco 20 Fund
  Searching for growth through a portfolio of "best ideas"       CTWAX

               (The NASDAQ symbols noted are for Class A shares.)



                               CONSECO FUND GROUP
                11825 North Pennsylvania Street Carmel, IN 46032
                       Shareholder Services: 800.986-3384

                           CONSECO EQUITY SALES, INC.
                   11815 Pennsylvania Street Carmel, IN 46032
                   Broker/Dealer & RIA Services: 800.825.1530

                              www.consecofunds.com